Confidential Execution Version [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. COLLABORATION AND LICENSE AGREEMENT by and between Sangamo Therapeutics, Inc., Biogen MA, Inc. and Biogen International GmbH February 26, 2020

Confidential Table of Contents ARTICLE 1 DEFINITIONS ........................................................................................................... 1 ARTICLE 2 LICENSES; EXCLUSIVITY .................................................................................. 28 2.1 Licenses to Biogen ................................................................................................ 28 2.2 Licenses to Sangamo............................................................................................. 30 2.3 No Implied Licenses; Negative Covenant ............................................................ 31 2.4 Upstream Licenses ................................................................................................ 31 2.5 Exclusivity ............................................................................................................ 33 ARTICLE 3 GOVERNANCE ...................................................................................................... 36 3.1 Alliance Managers ................................................................................................ 36 3.2 Joint Steering Committee ...................................................................................... 37 3.3 Joint Research Committee .................................................................................... 37 3.4 Joint Manufacturing Committee ........................................................................... 38 3.5 Committee Membership and Meetings ................................................................. 39 3.6 Decision-Making................................................................................................... 40 3.7 Limitations of Committee Authority .................................................................... 41 3.8 Dissolution of JSC and the JRC ............................................................................ 41 3.9 Dissolution of JMC ............................................................................................... 42 ARTICLE 4 RESEARCH COLLABORATION; TARGET SELECTION ................................. 42 4.1 General .................................................................................................................. 42 4.2 Research Plans ...................................................................................................... 42 4.3 Research Activities ............................................................................................... 44 4.4 Research Costs ...................................................................................................... 45 4.5 Research Records .................................................................................................. 47 4.6 Research Report .................................................................................................... 47 4.7 Selection of Collaboration Targets ....................................................................... 48 4.8 Materials ............................................................................................................... 52 4.9 Subcontractors....................................................................................................... 53 4.10 [*] ......................................................................................................................... 53 ARTICLE 5 DEVELOPMENT .................................................................................................... 54 i [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential 5.1 Development and Medical Affairs ........................................................................ 54 5.2 Development Diligence ........................................................................................ 54 5.3 Technology Transfer and Assistance .................................................................... 54 5.4 Support Costs ........................................................................................................ 55 5.5 Conduct of Development ...................................................................................... 55 5.6 Development Reports............................................................................................ 55 5.7 Assistance ............................................................................................................. 56 ARTICLE 6 REGULATORY....................................................................................................... 56 6.1 General .................................................................................................................. 56 6.2 Regulatory Materials and Update ......................................................................... 57 6.3 Product Recalls ..................................................................................................... 57 ARTICLE 7 MANUFACTURE AND SUPPLY .......................................................................... 57 7.1 General .................................................................................................................. 57 7.2 Sangamo Supply Obligations ................................................................................ 57 7.3 Product Delivery ................................................................................................... 59 7.4 Manufacture by CMO ........................................................................................... 59 7.5 Manufacturing Costs ............................................................................................. 59 7.6 Observation by Biogen ......................................................................................... 60 7.7 Manufacturing Technology Transfer .................................................................... 60 7.8 Restrictions on Sublicenses to Manufacturing Technology.................................. 62 7.9 Sangamo Manufacturing Support ......................................................................... 62 ARTICLE 8 COMMERCIALIZATION ...................................................................................... 63 8.1 General .................................................................................................................. 63 8.2 Commercial Diligence .......................................................................................... 63 8.3 Commercialization Reports .................................................................................. 63 8.4 Trademarks ........................................................................................................... 64 ARTICLE 9 FINANCIAL PROVISIONS.................................................................................... 64 9.1 Upfront Payment and Equity Investment .............................................................. 64 9.2 Collaboration Target Selection Fee ...................................................................... 64 9.3 Milestone Payments .............................................................................................. 64 9.4 Royalty Payments ................................................................................................. 67 ii [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential

9.5	Payment Allocations	69
9.6	Currency; Exchange Rate	69
9.7	Late Payments; Refunds	69
9.8	Tax	70
9.9	Records and Audit	71
ARTICLE 10 INTELLECTUAL PROPERTY RIGHTS		72
10.1	Ownership of Inventions	72
10.2	Patent Prosecution	75
10.3	Patent Enforcement	78
10.4	Defense of Claims	80
10.5	Patent Listing	81
10.6	Patent Extensions	81
10.7	Patent Rights Licensed From Third Parties	81
ARTICLE 11 CONFIDENTIALITY; PUBLICATION		81
11.1	Confidential Information	81
11.2	Duty of Confidence	82
11.3	Exceptions	82
11.4	Authorized Disclosures	83
11.5	Confidential Treatment	84
11.6	Technical Publication	84
11.7	Publicity	86
ARTICLE 12 TERM AND TERMINATION		87
12.1	Term	87
12.2	Termination	87
12.3	Rights in Bankruptcy	89
12.5	Additional Effects of Certain Terminations	91
12.6	Survival	95
12.7	Termination Not Sole Remedy	95
ARTICLE 13 REPRESENTATIONS AND WARRANTIES		95
13.1	Mutual Representations and Warranties	95
13.2	Additional Representations and Warranties by Sangamo	96

iii

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential 13.3 Additional Representations and Warranties by Biogen ........................................ 99 13.4 Mutual Covenants ................................................................................................. 99 13.5 Covenants of Sangamo ....................................................................................... 100 13.6 No Other Warranties ........................................................................................... 101 ARTICLE 14 INDEMNIFICATION; LIABILITY; INSURANCE ........................................... 101 14.1 Indemnification by Sangamo .............................................................................. 101 14.2 Indemnification by Biogen ................................................................................. 102 14.3 Indemnification Procedure .................................................................................. 102 14.4 Mitigation of Loss ............................................................................................... 103 14.5 Limitation of Liability......................................................................................... 103 14.6 Insurance ............................................................................................................. 104 ARTICLE 15 ANTITRUST ....................................................................................................... 104 15.1 Effective Date ..................................................................................................... 104 15.2 HSR Filing .......................................................................................................... 105 15.3 Outside Date........................................................................................................ 105 ARTICLE 16 GENERAL PROVISIONS .................................................................................. 105 16.1 Force Majeure ..................................................................................................... 105 16.2 Assignment ......................................................................................................... 106 16.3 Severability ......................................................................................................... 106 16.4 Notices ................................................................................................................ 106 16.5 Dispute Resolution .............................................................................................. 107 16.6 Information Resolution ....................................................................................... 107 16.7 Injunctive Relief.................................................................................................. 108 16.8 Governing Law ................................................................................................... 108 16.9 Jurisdiction; Venue ............................................................................................. 108 16.10 Export Control .................................................................................................... 108 16.11 Performance by Affiliates ................................................................................... 109 16.12 Entire Agreement; Amendments......................................................................... 109 16.13 Headings ............................................................................................................. 109 16.14 Independent Contractors ..................................................................................... 109 16.15 Waiver ................................................................................................................. 109 iv [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential 16.16 Cumulative Remedies. ........................................................................................ 109 16.17 Waiver of Rule of Construction .......................................................................... 110 16.18 Business Day Requirements ............................................................................... 110 16.19 Further Actions ................................................................................................... 110 16.20 Counterparts ........................................................................................................ 110 Schedules: Schedule 1.77: Excluded Targets Schedule 1.116: Licensed Patent Rights Schedule 1.165: Reserved Targets Schedule 1.217: Upstream Licenses Schedule 2.4: Upstream License Provisions Applicable to Biogen Schedule 4.2: Initial Research Plans Schedule 4.7(e): Data Package Schedule 5.3(c): Form of AAV Vector Report Schedule 7.2(d): Approved CMOs Schedule 7.8: [*] Provisions Schedule 11.6(a): Academic Research Agreements Schedule 11.7(a): Press Release Schedule [*]: Baseball Arbitration Schedule 13.2(c): Sangamo Platform Technology Schedule 13.2(d): Additional Representations and Warranties by Sangamo v [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential COLLABORATION AND LICENSE AGREEMENT This COLLABORATION AND LICENSE AGREEMENT (this “Agreement”) is made as of February 26, 2020 (the “Execution Date”), by and between Sangamo Therapeutics, Inc., a Delaware corporation having an office at 7000 Marina Boulevard, Brisbane, CA 94005 (“Sangamo”), and Biogen MA, Inc., a corporation organized under the laws of the Commonwealth of Massachusetts having an office at 225 Binney Street, Cambridge, MA 02142 (“BIMA”), and Biogen International GmbH, a Gesellschaft mit beschränkter Haftung organized under the laws of Switzerland, whose registered office is at Neuhofstrasse 30, 6340 Baar, Switzerland (“BIG”, together with BIMA, collectively, “Biogen”). Biogen and Sangamo are referred to in this Agreement individually as a “Party” and collectively as the “Parties.” RECITALS WHEREAS, Biogen is a biopharmaceutical company engaged in the research, development, manufacturing and commercialization of biopharmaceutical products for the treatment of human disease, including neurological or psychiatric diseases. WHEREAS, Sangamo is a clinical stage biotechnology company focused on the research, development and commercialization of genome editing and gene therapy products targeting genetic diseases with unmet medical needs. WHEREAS, Biogen and Sangamo desire to establish a collaboration for the research and development and, if successful, commercialization of zinc finger protein-based products targeting neurological or psychiatric disease gene targets, all under the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Biogen and Sangamo hereby agree as follows: ARTICLE 1 DEFINITIONS Unless the context otherwise requires, the terms in this Agreement with initial letters capitalized shall have the meanings set forth below: 1.1 “AAV Vector” means any adeno-associated virus vector, including the capsid. 1.2 “Academic Research Agreement” has the meaning set forth in Section 11.6(a). 1.3 “Acquiree” has the meaning set forth in Section 2.5(b)(ii). 1.4 “Acquiror” has the meaning set forth in Section 2.5(b)(i). 1.5 “Additional Cure Period” has the meaning set forth in Section 12.2(b) (Termination for Material Breach). 1 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential 1.6 “Affiliate” means, with respect to any Person, any other Person that (directly or indirectly) controls, is controlled by, or is under common control with, such Person. For purposes of this Agreement, a Person shall be deemed to “control” another Person if it owns or controls, directly or indirectly, at least fifty percent (50%) of the equity securities (or other ownership interests, by contract or otherwise) of such other Person entitled to vote in the election of directors (or, in the case that such other Person is not a corporation, for the election of the corresponding managing authority), or otherwise has the power to direct the management and policies of such other Person. 1.7 “Alliance Manager” has the meaning set forth in Section 3.1 (Alliance Managers). 1.8 “Allowable Overruns” means, for one or more given Research Activities in a given Calendar Year, any FTE Costs or Out-of-Pocket Costs incurred by or on behalf of a given Party in the performance of such Research Activities allocated to such Party under the Research Plan that (a) are not attributable to any breach of this Agreement by such Party and (b) are in excess of the aggregate amount budgeted for such Research Activities in the Research Budget for such Calendar Year (i) by an amount not to exceed [*] of such amount budgeted for such Calendar Year or (ii) otherwise approved by the JSC in accordance with Section 3.2 (Joint Steering Committee). 1.9 “Antitrust Clearance Date” has the meaning set forth in Section 15.1 (Effective Date). 1.10 “Antitrust Laws” means any and all applicable Laws designed to prohibit, restrict or regulate actions for the purpose or effect of monopolization or restraint of trade. 1.11 “BIMA” has the meaning set forth in the preamble. 1.12 “Biogen” has the meaning set forth in the preamble. 1.13 “Biogen [*] Patent Right” means any Patent Right [*] that Covers or otherwise claims any Inventions developed or invented [*] [*] employees, agents, or independent contractors or any Persons contractually required to assign or license such Invention to [*] that [*], but expressly excluding [*]. 1.14 “Biogen [*] Know-How” means all Inventions developed or invented [*] employees, agents, or independent contractors or any Persons contractually required to assign or license such Inventions to [*] employees, agents, or independent contractors or any Persons contractually required to assign or license such Inventions to [*], in each case, that (a) [*] and (b) [*]. 1.15 “Biogen [*] Patent Rights” means all Patent Rights that Cover or otherwise claim Biogen [*] Know-How. 1.16 “Biogen [*] Technology” means Biogen [*] Know-How and Biogen [*] Patent Rights. 2 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential 1.17 “Biogen First Right Patent Rights” has the meaning set forth in Section 10.2(a) (Biogen-Prosecuted Patent Rights). 1.18 “Biogen Indemnitees” has the meaning set forth in Section 14.1 (Indemnification by Sangamo). 1.19 “Biogen Licensed Know-How” means any Know-How Controlled by Biogen or any of its Affiliates that is (a) [*] such Know-How is [*], or (b) [*] under this Agreement and [*]. 1.20 “Biogen Licensed Patent Right Rights” means any Patent Rights Controlled by Biogen or any of its Affiliates that Cover or otherwise claim any Biogen Licensed Know-How. 1.21 “Biogen Licensed Technology” means Biogen Licensed Know-How and Biogen Licensed Patent Right Rights. 1.22 “Biogen-Prosecuted Patent Rights” has the meaning set forth in Section 10.2(a) (Biogen-Prosecuted Patent Rights). 1.23 “Biogen Research Activities” has the meaning set forth in Section 4.3(b) (Biogen Research Activities). 1.24 “Biogen Sole-Prosecuted Patent Rights” has the meaning set forth in Section 10.2(a) (Biogen-Prosecuted Patent Rights). 1.25 “Biogen [*] Technology” means, with respect to [*], (a) all Know-How [*] Biogen or any of its Affiliates [*] with respect to [*] that (i) [*] Biogen or any of its Affiliates [*] (ii) [*] Biogen or its Affiliates and (iii) [*] under this Agreement and (b) all Patent Rights Controlled by Biogen or any of its Affiliates that Cover or otherwise claim such Know-How. 1.26 “Biogen [*] Technology” means, with respect to [*], (a) all Know-How (i) [*] Biogen’s or its Affiliates’, [*], either [*] or [*], in each case, in connection with [*] with respect to [*] or (ii) [*] Biogen or its Affiliates [*] with respect to [*] that [*] with respect to [*] and (b) all Patent Rights Controlled by Biogen or its Affiliates that Cover or otherwise claim such Know- How described in the foregoing clause (a), but expressly excluding all Biogen [*] Technology. 1.27 “Biosimilar Product” means, with respect to a particular Product in a particular country in the Territory, any biological product sold by a Third Party that is not a Sublicensee of, or Third Party Distributor for, Biogen or its Affiliates and that did not purchase such product in a chain of distribution that included Biogen or any of its Affiliates or Sublicensees, (a) where such product is approved by the applicable Regulatory Authority as biosimilar to or interchangeable with such Product (including, with respect to the United States, a product that is the subject of an application submitted under Section 351(k) of the Public Health Services Act citing the Product as the reference product) or (b) for which the Regulatory Approval otherwise relies on such Product as a reference product or any corresponding foreign application in the Territory (including, with respect to the EU, a marketing authorization application for a biosimilar biological medicinal product pursuant to Article 10(4) of Directive 2001/83/EC). 3 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential 1.28 “Blocked Target” has the meaning set forth in Section 4.7(d) (Blocked Targets). 1.29 “[*]” means [*]. 1.30 “Breach Notice” has the meaning set forth in Section 12.2(b) (Termination for Material Breach). 1.31 “Business Day” means a day other than a Saturday, Sunday, or a bank or other public holiday in California or Massachusetts. 1.32 “Calendar Quarter” means the respective periods of three consecutive calendar months ending on March 31, June 30, September 30 or December 31, during the Term, or the applicable part thereof during the first or last calendar quarter of the Term. 1.33 “Calendar Year” means any calendar year ending on December 31, or the applicable part thereof during the first or last calendar year of the Term. 1.34 “Challenge” means, with respect to any Licensed Patent Right, to contest the validity or enforceability of any such Patent Right in any court, arbitration proceeding or other tribunal, including the United States Patent and Trademark Office, the European Patent Office or the United States International Trade Commission. As used in this term “Challenge”, the term “contest” means (a) filing an action under 28 U.S.C. §§ 2201-2202 seeking a declaration of invalidity or unenforceability of any such Licensed Patent Right; (b) filing, or joining in, a petition under 35 U.S.C. § 311 to institute inter partes review of any such Licensed Patent Right, or any portion thereof; (c) filing, or joining in, a petition under 35 U.S.C. § 321 to institute post-grant review of any such Licensed Patent Right, or any portion thereof; (d) any foreign equivalent of clauses (a), (b) or (c) in the Territory outside of the United States; or (e) filing or commencing any opposition, nullity or similar proceedings challenging the validity or enforceability of any such Licensed Patent Right in any country outside the United States; but expressly excluding filing a request under 35 U.S.C. § 251 for a reissue of any such Licensed Patent Right or any foreign equivalents thereto in the Territory outside of the United States. 1.35 “Change of Control” means, with respect to a Party, (a) a merger, reorganization, combination or consolidation of such Party with a Third Party that results in the holders of beneficial ownership of the voting securities or other voting interests of such Party (or, if applicable, the ultimate parent of such Party) immediately prior to such merger, reorganization, combination or consolidation ceasing to hold beneficial ownership of more than fifty percent (50%) of the combined voting power of the surviving entity or the ultimate parent of the surviving entity immediately after such merger, reorganization, combination or consolidation, (b) a transaction or series of related transactions in which a Third Party, together with its Affiliates, becomes the beneficial owner of more than fifty percent (50%) or more of the combined voting power of the outstanding securities or other voting interest of such Party, (c) the sale, lease, exchange, contribution or other transfer (in one transaction or a series of related transactions) to a Third Party of all or substantially all of such Party’s assets or (d) a liquidation or dissolution of such Party or any direct or indirect parent of such Party. 4 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential 1.36 “Clearance Date” means, with respect to a Product, (a) in the U.S., the date that is [*] days following the filing of the first IND for such Product, if Biogen or its Affiliates or Sublicensees has not received any notice of a clinical hold or any other regulatory administrative delay (that is initiated by the FDA and not caused by an action or inaction of Biogen) from the FDA during such [*] day period; provided that, if Biogen or its Affiliate or Sublicensee does receive a notice of a clinical hold or there is such other regulatory administrative delay, then the “Clearance Date” for such Product will be the date on which the FDA lifts such clinical hold or such other regulatory administrative delay is otherwise resolved and the FDA first allows the applicable Product to be administered to a human pursuant to such IND filing, or (b) in other regulatory jurisdictions outside the U.S., the date on which such Product is first permitted by the applicable Regulatory Authority of such jurisdiction to be administered to a human pursuant to an IND filing in accordance with applicable Laws (or, to the extent no IND filing is required under applicable Laws in such regulatory jurisdiction, the date of Initiation of the first Clinical Trial using such Product). 1.37 “Clinical Trial” means any clinical trial in humans, including any Phase 1 Clinical Trial, Phase 2 Clinical Trial, Registration Trial or any post-approval clinical trial in humans. 1.38 “Clinical Trial Material” means a Product that intended for administration and dosing to humans in Clinical Trials, but not intended for commercial sale (for example, in a form that does not include external packaging). 1.39 “CMC Budget” has the meaning set forth in Section 7.2(c). 1.40 “CMC Plan” has the meaning set forth in Section 7.2(c). 1.41 “CMC Plan Know-How” means all Inventions developed or invented during the Term by Biogen’s or its Affiliates’, licensees’, Sublicensees’ or Subcontractors’ employees, agents or independent contractors or any Persons contractually required to assign or license such Know- How to Biogen or any Affiliate of Biogen, either alone or jointly with Sangamo’s or its Affiliates’, licensees’, Sublicensees’ or Subcontractors’ employees, agents or independent contractors or any Persons contractually required to assign or license such Know-How to Sangamo or any Affiliate of Sangamo, in each case, in the performance of activities under a CMC Plan. 1.42 “CMC Plan Patent Rights” means any Patent Rights that Cover or otherwise claim CMC Plan Know-How. 1.43 “CMC Plan Technology” means all CMC Plan Know-How and CMC Plan Patent Rights. 1.44 “CMO” has the meaning set forth in Section 7.2(d) (Sangamo Supply Obligations). 1.45 “Collaboration Target” means (a) any Initial Target; or (b) any other Target that has been selected by Biogen as a “Collaboration Target” pursuant to Section 4.7(b) (Selection of Collaboration Targets) and is deemed a “Collaboration Target” pursuant to Section 4.7(c) (Notice of Target Nomination). 5 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential 1.46 “Collaboration Target Exclusivity Period” has the meaning set forth in Section 2.5(a)(i) (Exclusivity Obligations). 1.47 “Collaboration Target Selection Fee” has the meaning set forth in Section 9.2 (Collaboration Target Selection Fee). 1.48 “[*] Know-How” means all Inventions developed or invented, whether solely or jointly, by [*] employees, agents or independent contractors or any Persons contractually required to assign or license such Invention to [*] that [*]. 1.49 “[*] Patent Rights” means any Patent Rights that Cover or otherwise claim [*] Know-How. 1.50 “[*] Technology” means all [*] Know-How and [*] Patent Rights. 1.51 “Combination Product” means a Product that is: (a) sold in the form of a combination that contains or comprises a Therapeutic Candidate and a delivery technology together with one or more other therapeutically active pharmaceutical or biologic agents (whether coformulated or copackaged or otherwise sold together for a single price) that are not a Therapeutic Candidate or a delivery technology; or (b) sold for a single invoice price together with any: (i) [*]; (ii) [*] related to any Product; or (iii) product, process, service or therapy other than [*] (such additional therapeutically active pharmaceutical agent and each of (i) – (iii), an “Other Component”). 1.52 “Commercialize” or “Commercialization” means all activities directed to marketing, promoting, distributing, detailing or selling a pharmaceutical or biological product (as well as importing and exporting activities in connection therewith), including all activities directed to obtaining Pricing Approvals, but excluding activities directed to Manufacturing, Development, or Medical Affairs. “Commercialize,” “Commercializing,” and “Commercialized” will be construed accordingly. 1.53 “Commercially Reasonable Efforts” means, (a) with respect to the efforts to be expended by Biogen or its Affiliate with respect to any Development or Commercialization objective, activity or goal related to a Therapeutic Candidate or Product under this Agreement, those efforts that Biogen would normally use to accomplish such objective, activity or goal, and specifically means the carrying out of Development and Commercialization activities using efforts that [*] would normally devote to a product at a similar stage in its development or product life and of similar market potential, strategic importance and profit potential, based on conditions then prevailing and taking into account efficacy, safety, approved labeling, the competitiveness of 6 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential alternative products sold by Third Parties in the marketplace, the patent and other proprietary position of the product, the likelihood of Regulatory Approval or Pricing Approval given the regulatory structure involved and all other relevant factors; and (b) with respect to the efforts to be expended by a Party or its Affiliates with respect to the Research Activities, those efforts that are no less than [*] would normally use to accomplish similar activities for other research programs (whether internal or for a Third Party collaborator), based on conditions then prevailing and taking into account existing data, technical challenges and other relevant scientific factors. Commercially Reasonable Efforts pursuant to clause (a) of this Section 1.53 (Commercially Reasonable Efforts) will be determined on a country-by-country and indication-by-indication basis for the applicable Therapeutic Candidate or Product, and it is anticipated that the level of effort will change over time, reflecting changes in the status of such Therapeutic Candidate or Product (as applicable) and the market or country involved. [*] expressly understands and accepts that the use of such Commercially Reasonable Efforts may [*]. 1.54 “Committee” means the JSC, JRC, JMC or any joint subcommittee established by the JSC, as applicable, and collectively all such committees and subcommittees. 1.55 “Competing Program” has the meaning set forth in Section 2.5(b) (Exception). 1.56 “Competitive Infringement” has the meaning set forth in Section 10.3(a) (Notification). 1.57 “Confidential Information” of a Party means (a) the terms of this Agreement, and (b) all Know-How or other proprietary information (whether or not patentable), including proprietary information regarding or embodying such Party’s technology, products, business or objectives, unpublished patent applications, and other non-public information and data of a financial, commercial, business, operational or technical nature (including information comprising or relating to concepts, discoveries, inventions, data, designs or formulae), in each case, that is disclosed by or on behalf of the Disclosing Party or any of its Affiliates or otherwise made available to the Receiving Party or any of its Affiliates or permitted recipients, including information disclosed prior to the Effective Date pursuant to the Confidentiality Agreement. 1.58 “Confidentiality Agreement” has the meaning set forth in Section 16.11 (Entire Agreement; Amendments). 1.59 “Control” or “Controlled” means the possession by a Party (whether by ownership, license, or otherwise, other than pursuant to this Agreement) of (i) with respect to any tangible Know-How, the legal authority or right to physical possession of such tangible Know- How, with the right to provide such tangible Know-How to the other Party on the terms set forth herein, or (ii) with respect to Patent Rights, Regulatory Approvals, Regulatory Materials, intangible Know-How, or other Intellectual Property, the legal authority or right to grant a license, sublicense, access, or right to use (as applicable) to the other Party under such Patent Rights, Regulatory Approvals, Regulatory Materials, intangible Know-How or other Intellectual Property on the terms set forth herein, in each case ((i) and (ii)), without breaching or otherwise violating the terms of any arrangement or agreement with a Third Party in existence as of the time such Party or its Affiliates would first be required hereunder to grant the other Party such access, right 7 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential to use, licenses, or sublicense. Notwithstanding any provision to the contrary set forth in this Agreement, a Party and its Affiliates will not be deemed to “Control” any Know-How, Patent Rights, Regulatory Approvals, Regulatory Materials or other Intellectual Property that, prior to the consummation of a Change of Control of such Party, is owned or in-licensed by a Third Party that becomes an Affiliate of such acquired Party after the Effective Date as a result of such Change of Control unless (A) prior to the consummation of such Change of Control, such acquired Party or any of its Affiliates also Controlled such Know-How, Patent Rights, Regulatory Approvals, Regulatory Materials or other Intellectual Property, (B) any such Know-How, Patent Rights, Regulatory Approvals, Regulatory Materials or other Intellectual Property arises from participation by employees or consultants of such Third Party in any activities under this Agreement after such Change of Control or (C) the Know-How, Patent Rights, Regulatory Approvals, Regulatory Materials or other Intellectual Property owned or in-licensed by such Third Party were not used in the performance of activities under this Agreement prior to the consummation of such Change of Control, but after the consummation of such Change of Control, such acquired Party or any of its Affiliates uses any such Know-How, Materials, Patent Rights, Regulatory Approvals, Regulatory Materials or other Intellectual Property in the performance of its obligations or exercise of its rights under this Agreement, in each of which cases ((A) through (C)), such Know-How, Patent Rights, Regulatory Approvals, Regulatory Materials or other Intellectual Property will be “Controlled” by such Party for purposes of this Agreement. 1.60 “Cover” means, with respect to a particular subject matter at issue and a relevant Patent Right or individual claim in such Patent Right, as applicable, that the composition, manufacture, use, sale, offer for sale, or importation of such subject matter would, without a license or other right to use, infringe one or more claims in such Patent Right or the individual claim of such Patent Right, and for the purpose of determining such infringement, considering Valid Claims of pending patent applications as if they have already been issued. 1.61 “Data Package” has the meaning set forth in Section 4.7(e) (Data Packages). 1.62 “Data Package Review Period” means, on a Reserved Target-by-Reserved Target basis, the period commencing on the date on which Sangamo delivers a Data Package to Biogen with respect to such Reserved Target and ending [*] days thereafter, as such period may be extended pursuant to Section 4.7(e)(iv) (Extension of Data Package Review Period). 1.63 “Debarred” means, with respect to an individual or entity, that such individual or entity has been (a) debarred or suspended under 21 U.S.C. §335(a) or (b), (b) the subject of a conviction described in Section 306 of the Federal Food, Drug and Cosmetic Act, (c) excluded from a federal or governmental health care program, (d) debarred from federal contracting, (e) convicted of or pled nolo contendere to any felony, or to any federal or state legal violation (including misdemeanors) relating to prescription drug products or fraud, (f) the subject to OFAC sanctions or on the OFAC list of specially designated nationals or (g) the subject of any similar sanction of any Governmental Authority in the Territory. 1.64 “Defaulting Party” has the meaning set forth in Section 12.2(b) (Termination for Material Breach). 8 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential 1.65 “Delivery System” has the meaning set forth in Section 1.142 (Product). 1.66 “Develop” or “Development” means all internal and external research or development activities for any pharmaceutical or biological product, including conducting pre- clinical and clinical studies, toxicology studies of a product for use in clinical trials (including placebos and comparators), and statistical analyses, and the preparation, filing, prosecution and maintenance of any Regulatory Approval for a product and interacting with Regulatory Authorities with respect to the foregoing (including following receipt of Regulatory Approval) in the applicable country or region for such product, as well as all regulatory activities related to any of the foregoing, but excluding activities directed to Manufacturing, Medical Affairs or Commercialization. Development will include development and regulatory activities for additional forms, formulations or indications for a pharmaceutical or biologic product after receipt of Regulatory Approval of such product (including label expansion), including Clinical Trials initiated following receipt of Regulatory Approval or any Clinical Trial to be conducted after receipt of Regulatory Approval that was mandated by the applicable Regulatory Authority as a condition of such Regulatory Approval with respect to an approved formulation or indication (such as post-marketing studies, observational studies, implementation and management of registries and analysis thereof, in each case, if required by any Regulatory Authority in any region in the Territory to support or maintain Regulatory Approval for a pharmaceutical or biologic product in such region). “Develop,” “Developing,” and “Developed” will be construed accordingly. 1.67 “Diagnostic Field” means the diagnosis of disease in humans or animals in any and all indications. 1.68 “Disclosing Party” has the meaning set forth in Section 11.2 (Duty of Confidence). 1.69 “Dispute” has the meaning set forth in Section 16.5 (Dispute Resolution). 1.70 “Dollar” means the U.S. dollar, and “$” shall be interpreted accordingly. 1.71 “Duties” has the meaning set forth in Section 9.8(a) (Duties on Sangamo Research Activities). 1.72 “Effective Date” has the meaning set forth in Section 15.1 (Effective Date). 1.73 “EMA” means the European Medicines Agency or any successor entity thereto. 1.74 “EU Registration Trial” means a Clinical Trial of a Product that is designed to, and for which the EMA or other applicable Regulatory Authorities have provided guidance that the design of such Clinical Trial is sufficient to, ascertain efficacy and safety of such Product in support of the preparation and submission of an MAA for such Product to (a) the EMA or (b) [*] of the following countries: [*], regardless of whether such trial is referred to as a phase 2, phase 2b or phase 3 clinical trial. If a Clinical Trial of a Product is not initially designed as an EU Registration Trial but is later re-designed, converted or expanded into such a trial, then it shall be deemed to be an EU Registration Trial as of the date of such re-design, conversion or expansion. If Biogen or its Affiliate or Sublicensee publicly describes (including in public announcements or 9 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential information on its web site) a Clinical Trial of a Product that has not otherwise been classified as an EU Registration Trial pursuant to this Section 1.74 (EU Registration Trial) as a registration trial or a phase 3 clinical trial for the EU (or [*] of the following countries: [*]), then such Clinical Trial shall be deemed to be an EU Registration Trial as of the first date that such description is available to the public. 1.75 “Ex-U.S. Major Market” means [*]. 1.76 “Ex-U.S. Milestone Payments” means Milestone Payments [*]. 1.77 “Excluded Target” means each of the human genes set forth in the Schedule 1.77 (Excluded Targets). 1.78 “Excluded Upstream Licenses” means the following agreements between Sangamo (or its Affiliate) with a Third Party: (a) that certain [*] between Sangamo and [*], having an effective date of [*]; (b) that certain [*] between Sangamo and [*], having an effective date of [*], as amended; and (c) any agreement that is deemed an “Excluded Upstream License” pursuant to Section 2.4(b) (Additional Third Party Agreements). 1.79 “Executive Officers” means, for Sangamo, the Chief Executive Officer of Sangamo or his/her designee, and for Biogen, the Executive Vice President, Research & Development of Biogen or his/her designee, provided in each case that such person is not a member of the JSC at the time that the applicable disagreement arises. 1.80 “Exploit” means Develop, have Developed, make, have made, use, have used, perform Medical Affairs, have performed Medical Affairs, offer for sale, have offered for sale, sell, have sold, export, have exported, import, have imported, Manufacture, have Manufactured, Commercialize or have Commercialized. “Exploitation” and “Exploiting” will be construed accordingly. 1.81 “FDA” means the United States Food and Drug Administration or any successor entity thereto. 1.82 “Field” means the Diagnostic Field or the Therapeutic Field. 1.83 “First Commercial Sale” means, with respect to a particular Product in a particular country in the Territory, the first sale of such Product to a Third Party (other than a Sublicensee) for distribution, use or consumption in such country or region after receipt of Regulatory Approval for such Product in such country or region. First Commercial Sale excludes any transfers of Product to Third Parties for Clinical Trial purposes, as donations or for similar bona fide promotional purposes in accordance with applicable Law. 10 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential 1.84 “FTE” means the equivalent of a full-time individual’s work for a twelve (12) month period (consisting of [*] hours per year) of Development or Manufacturing work carried out by one or more duly qualified employees or consultants of a given Party. In the case that any full-time individual works partially on activities under this Agreement and partially on other work in a given year, then the full-time equivalent to be attributed to such individual’s work hereunder shall be equal to the percentage of such individual’s total work time in such year that such individual spent working on such activities under this Agreement. In no event shall any one individual be counted as more than one (1) FTE. Overtime, and work on weekends, holidays, and the like will not be counted with any multiplier (e.g. time-and-a-half or double time) toward the number of hours that are used to calculate the FTE contribution. 1.85 “FTE Costs” means, with respect to a period, the FTE Rate times the number of FTEs, or portion thereof, actually utilized in performing activities under the Research Plan during such period. 1.86 “FTE Rate” means an initial rate of [*] per FTE per year. The FTE Rate is “fully burdened” and will include employee salaries and all overhead allocated to such employee’s work hereunder. Commencing on January 1, 2021, the FTE Rate shall be changed annually on a Calendar Year basis to reflect the year-to-year percentage increase (if any) in the Consumer Price Index for All Urban Consumers for the San Francisco Bay Area, as published by the U.S. Department of Labor, Bureau of Labor Statistics (“CPI”) (based on the change in the CPI from the most recent index available as of the Execution Date to the most recent index available as of the date of the calculation of such revised FTE Rate). 1.87 “GAAP” means the U.S. generally accepted accounting principles, consistently applied. 1.88 “GCP” means the then-current good clinical practice standards for Clinical Trials for pharmaceuticals or diagnostics (as applicable), as set forth in the United States Food, Drug and Cosmetic Act, as amended from time to time, or other applicable Law, and such standards of good clinical practice as are required by the Regulatory Authorities of the European Union and other countries for which the applicable Product is intended to be developed, to the extent such standards are not less stringent than United States GCP. 1.89 “GLP” means the then-current good laboratory practice standards promulgated or endorsed by the FDA as defined in 21 C.F.R. Part 58 or the successor thereto, or comparable regulatory standards in jurisdictions outside the United States. 1.90 “GLP Tox Study” means a toxicology study of a product (a) that is conducted in compliance with GLP regulations in an animal species appropriate to satisfy applicable regulatory requirements, (b) that is otherwise designed to satisfy applicable regulatory requirements and (c) the data and results from which are intended to support the filing of an IND for such product with the applicable Regulatory Authority. 11 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential 1.91 “GMP” or “cGMP” means current good manufacturing practices as specified in 21 C.F.R. Parts 11, 210 and 211, ICH Guideline Q7A, or equivalent laws, rules or regulations of an applicable Regulatory Authority at the time of manufacture. 1.92 “Governmental Authority” means any national, international, federal, state, provincial or local government, or political subdivision thereof, or any multinational organization or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, any court or tribunal (or any department, bureau or division thereof, or any governmental arbitrator or arbitral body). 1.93 “HSR Act” has the meaning set forth in Section 15.2 (HSR Filing). 1.94 “HSR Conditions” has the meaning set forth in 15.1 (Effective Date). 1.95 “[*] Criteria” means, with respect to a Collaboration Target, those criteria for ZFPs directed to such Collaboration Target that are (a) set forth in the applicable Research Plan as the “[*] Criteria” for such Collaboration Target and (b) intended to demonstrate that such ZFPs are [*]. 1.96 “[*] Criteria” means, with respect to a Collaboration Target, those criteria for ZFPs directed to such Collaboration Target that are (a) set forth in the applicable Research Plan as the “[*] Criteria” for such Collaboration Target and (b) intended to demonstrate that such ZFPs are [*]. 1.97 “IND” means an Investigational New Drug application as defined in 21 C.F.R. Part 312 or any comparable filings outside of the United States that are required to commence Clinical Trials in such country or region, and all supplements or amendments that may be filed with respect to the foregoing. 1.98 “Indemnified Party” or “Indemnifying Party” has the meaning set forth in Section 14.3(a) (Notice). 1.99 “Infringement” has the meaning set forth in Section 10.3(a) (Notification). 1.100 “Infringement Action” has the meaning set forth in Section 10.3(b) (Competitive Infringements). 1.101 “Initial Target” means each of the following Targets: (a) microtubule associated protein tau or MAPT, GenBank ID #4137 (“Tau”); (b) synuclein alpha GenBank ID #6622 (“SNCA”); (c) [*]; and (d) one (1) Target that (i) is selected by Biogen pursuant to Section 4.7(a) (Initial Targets) and (ii) is a Reserved Target or is deemed a “Collaboration Target” pursuant to Section 4.7(c) (Notice of Target Nomination). 1.102 “Initiate” or “Initiation” means, with respect to a Clinical Trial or GLP Tox Study of a Product, the first dosing of the first human subject in such Clinical Trial or the first animal in such GLP Tox Study. 12 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential 1.103 “Intellectual Property” means all Patent Rights, rights to inventions, copyrights, design rights, trademarks, trade secrets, Know-How and all other intellectual property (whether registered or unregistered) and all applications and rights to apply for any of the foregoing, anywhere in the world. 1.104 “Invention” means any invention, discovery or Know-How that is discovered, generated, conceived or reduced to practice by or on behalf of a Party or its Affiliate or sublicensee through activities conducted under this Agreement. 1.105 “JMC” has the meaning set forth in Section 3.4 (Joint Manufacturing Committee). 1.106 “Joint Know-How” means any Invention developed or invented jointly by a Party’s or its Affiliates’, licensees’, Sublicensees’, or Subcontractors’ employees, agents, or independent contractors or any Persons contractually required to assign or license such Know- How to such Party or any Affiliate of such Party, on the one hand, and the other Party’s or its Affiliates’, licensees’, Sublicensees’, or Subcontractors’ employees, agents, or independent contractors or any Persons contractually required to assign or license such Know-How to such Party or any Affiliate of such Party, on the other hand, during the Term, but excluding all [*] Know-How, [*] Know-How, [*] Know-How and [*] Know-How. 1.107 “Joint Patent Rights” means any Patent Rights that Cover or otherwise claim Joint Know-How. 1.108 “Joint Technology” means all Joint Know-How and Joint Patent Rights. 1.109 “JRC” has the meaning set forth in Section 3.3 (Joint Research Committee). 1.110 “JSC” has the meaning set forth in Section 3.2 (Joint Steering Committee). 1.111 “[*]” means [*]. 1.112 “Know-How” means any (a) proprietary information or materials, including records, improvements, modifications, techniques, processes, methods, assays, chemical or biological materials, compositions of matter, designs, protocols, formulas, data (including physical data, chemical data, toxicology data, animal data, raw data, clinical data, and analytical and quality control data), dosage regimens, control assays, product specifications, inventions, discoveries, algorithms, technology, forecasts, profiles, strategies, plans, results in any form whatsoever, know- how, and trade secrets (in each case, whether or not patentable, copyrightable, or otherwise protectable), and (b) any physical embodiments of any of the foregoing, but in each case ((a) and (b)) excluding any Patent Rights. 1.113 “Law” means any federal, state, local, foreign or multinational law, statute, standard, ordinance, code, rule, regulation, resolution or promulgation, or any order by any Governmental Authority, including for clarity any applicable rules, regulations, guidances, and other requirements of any Regulatory Authority that may be in effect from time to time, or any 13 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential license, franchise, permit or similar right granted under any of the foregoing, or any similar provision having the force or effect of law. 1.114 “Liabilities” has the meaning set forth in Section 14.1 (Indemnification by Sangamo). 1.115 “Licensed Know-How” means any and all Know-How, other than any Joint Know- How, that is Controlled by Sangamo or its Affiliates as of the Effective Date or during the Term and that is necessary or useful to Exploit any Therapeutic Candidate or Product in the Field, including all Know-How assigned by Biogen to Sangamo hereunder, but expressly excluding (a) any Know-How included in the [*], (b) any Know-How Controlled by Sangamo or its Affiliates that is related to any [*] and (c) any Know-How Controlled by Sangamo pursuant to any Excluded Upstream License. 1.116 “Licensed Patent Rights” means any and all Patent Rights, other than any Joint Patent Rights, that are Controlled by Sangamo or its Affiliates as of the Effective Date or during the Term and that are necessary or useful to Exploit any Therapeutic Candidate or Product in the Field, including all Patent Rights [*] hereunder and all [*] Patent Rights, but expressly excluding (i) any Patent Rights included in the [*], (ii) any Patent Rights Controlled by Sangamo or any of its Affiliates related to any [*], (iii) any [*] Patent Rights and (iv) any Patent Rights Controlled by Sangamo pursuant to any Excluded Upstream License. As of the Execution Date, the Patent Rights listed on Schedule 1.116 (Licensed Patent Rights) are Licensed Patent Rights. 1.117 “Licensed Technology” means all Licensed Know-How and Licensed Patent Rights and Sangamo’s interest in the Joint Technology [*]. 1.118 “Licensor Party” has the meaning set forth in Section 10.1(d) (Unauthorized Inventions). 1.119 “[*]” means [*]. 1.120 “Manufacture” means activities directed to manufacturing, processing, packaging, labeling, filling, finishing, assembly, quality assurance, quality control, testing, and release, shipping, or storage of any pharmaceutical or biologic product (or any components or process steps involving any product or any companion diagnostic), placebo, or comparator agent, as the case may be, including process development, qualification, and validation, scale-up, pre-clinical, clinical, and commercial manufacture and analytic development, product characterization, and stability testing, but excluding activities directed to Development, Commercialization, or Medical Affairs. “Manufacturing” will be construed accordingly. 1.121 “Manufacturing Costs” means, with respect to any Product, the consolidated fully burdened manufacturing cost in accordance with GAAP consistently applied, which will be the sum of: (a) “cost of goods” including the actual costs of materials, direct labor, ordinary course quality assurance costs, stability testing cost, characterization testing, quality control, costs 14 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential of engineering runs, release testing of drug substance and drug product, equipment maintenance costs, and other costs variable with production, scale-up expenses, customs and duty and charges levied by Governmental Authorities, all costs of packaging, failed lot charges in the ordinary course of production, the cost of freight into or between Manufacturing sites, plus a reasonable allocation of the Manufacturing site’s fixed overhead consistent with the applicable Party’s costing methodology, including depreciation for capital expenditures for equipment (but not other capital expenses), in each case, to the extent allocable to any Product (or components of the foregoing), which will be calculated in accordance with GAAP; provided that any such allocation will be made on the basis of full capacity operation of the relevant facility and in any event will exclude any costs and charges related to unused manufacturing capacity and allocation of general corporate overhead; and (b) any actual invoiced costs from a CMO that are solely and specifically related to the Manufacture of any Product (or components of the foregoing). 1.122 “Manufacturing Technology Transfer” has the meaning set forth in Section 7.7(a) (Manufacturing Technology Transfer). 1.123 “Marketing Approval Application” or “MAA” means any biologics license application or other marketing authorization application, in each case, filed with the applicable Regulatory Authority in a country or other regulatory jurisdiction, which application is required to commercially market or sell a pharmaceutical or biologic product in such country or jurisdiction (and any amendments thereto), including all Biologics License Applications (BLAs) or equivalent submissions to the FDA in the United States or any analogous application or submission with any Regulatory Authority outside of the United States. 1.124 “Materials” has the meaning set forth in Section 4.8 (Materials). 1.125 “Medical Affairs” means activities conducted by a Party’s medical affairs department (or, if a Party does not have a medical affairs department, the equivalent function thereof), including communications with key opinion leaders, medical education, symposia, advisory boards (to the extent related to medical affairs or clinical guidance), activities performed in connection with patient registries, and other medical programs and communications, including educational grants, research grants (including conducting investigator-initiated studies), and charitable donations to the extent related to medical affairs and not to other activities that involve the promotion, marketing, sale, or other Commercialization of the Products and are not conducted by a Party’s medical affairs (or equivalent) department. 1.126 “Milestone Event” has the meaning set forth in Section 9.3(a) (Milestone Events). 1.127 “Milestone Payment” has the meaning set forth in Section 9.3(a) (Milestone Events). 1.128 “[*]” has the meaning set forth in [*]. 15 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential 1.129 “Net Sales” means the gross amount invoiced in a country by Biogen or its Affiliates or Sublicensees (each of the foregoing Persons, a “Selling Party”) for the sale or other disposition of a Product in such country to Third Parties (including Third Party Distributors, wholesalers and end-users), less the following deductions: (a) sales returns and allowances actually paid, granted or accrued on such Product, including trade, quantity, prompt pay and cash discounts, and any other adjustments, including those granted on account of price adjustments or billing errors; (b) credits or allowances given or made for rejection, recall, return or wastage replacement of, and for uncollectible amounts on, such Product or for rebates or retroactive price reductions (including Medicare, Medicaid, copay assistance, managed care and similar types of rebates and chargebacks); provided, that, if any uncollectible amounts are subsequently collected, such collected amounts shall be included in Net Sales in the period in which they are collected; (c) taxes, duties or other governmental charges levied on or measured by the billing amount for such Product, as adjusted for rebates and refunds, including pharmaceutical excise taxes (such as those imposed on a Product by the United States Patient Protection and Affordable Care Act of 2010 and other comparable laws) as allocated to such Product in accordance with the Selling Party’s standard practices, consistently applied, but which will not include any tax, duty, or other charge imposed on or measured by net income (however denominated) or any franchise taxes, branch profits taxes, or similar tax; and (d) charges for freight, customs and insurance related to the distribution of such Product and wholesaler and distributor administration fees. Such amounts will be determined consistent with a Selling Party’s customary practices and in accordance with GAAP. It is understood that any accruals for individual items reflected in Net Sales are periodically (at least quarterly) trued up and adjusted by each Selling Party consistent with its customary practices and in accordance with GAAP. Notwithstanding anything to the contrary set forth in this Agreement, Net Sales will not be imputed to transfers of Product to Third Parties as donations, for the performance of Clinical Trials or for similar bona fide promotional purposes in accordance with applicable Law. Sale or transfer of Products between any of the Selling Parties for subsequent sale or disposition will not result in any Net Sales, with Net Sales to be based only on any subsequent sales or dispositions to a non-Selling Party. To the extent that any Selling Party receives any portion of the consideration for the sale or disposition of a Product to a non-Selling Party in a form other than cash, such portion of the Net Sales will be calculated based on the average price charged for such Product, as applicable, during the preceding royalty period, or in the absence of such sales, based on the fair market value of the Products, as determined by Biogen in good faith. For clarity, (i) Net Sales will not include amounts or other consideration received by a Selling Party from a non- Selling Party to the extent [*], provided that such consideration [*] and (ii) transfer of a Product by a Selling Party to a non-Selling Party consignee are not recognized as Net Sales by such Selling Party until the non-Selling Party consignee sells the Product. 16 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential In the case of any Combination Product sold in a given country in the Territory, Net Sales for the purpose of determining royalties and sales milestones of the Combination Product in such country will be calculated by multiplying actual Net Sales of such Combination Product by the fraction A/(A+B), where A is the invoice price of the Therapeutic Candidate together with the applicable Delivery System (or the invoice price of the AAV Vector that is Proprietary to Sangamo together with the applicable [*]), if the applicable Product does not include a Therapeutic Candidate) if sold separately in the same indication in such country, and B is the total invoice price of the Other Components in the Combination Product, if sold separately in the same indication in such country. If, on a country-by-country basis, the Product is sold separately in the same indication in a country, but the Other Components in the Combination Product are not sold separately in the same indication in such country, then Net Sales for the purpose of determining royalties and sales milestones of the Combination Product for such country will be calculated by multiplying actual Net Sales of the Combination Product by the fraction A/C, where A is the invoice price of the Therapeutic Candidate together with the applicable Delivery System (or the invoice price of the AAV Vector that is Proprietary to Sangamo together with the applicable [*], if the applicable Product does not include a Therapeutic Candidate) if sold separately in the same indication in such country, and C is the invoice price of the Combination Product in such country. If, on a country-by-country basis, the Product in the Combination Product is not sold separately in the same indication in such country, but the Other Components included in the Combination Product are sold separately in the same indication in such country, then Net Sales for the purpose of determining royalties and sales milestones of the Combination Product for such country will be calculated by multiplying actual Net Sales of the Combination Product by the fraction C-B/C, where B is the invoice price of the Other Components included in such Combination Product if sold separately in the same indication in such country, and C is the invoice price of the Combination Product in such country. If neither the Product nor the Other Components are sold separately in the same indication in a given country, then Net Sales will be determined by Biogen in good faith based on the relative fair market value of the Product and the Other Components included in such Combination Product when sold in such indication in such country. 1.130 “New License Agreement” has the meaning set forth in Section 2.1(b)(iv) (Sublicenses). 1.131 “Non-Defaulting Party” has the meaning set forth in Section 12.2(b) (Termination for Material Breach). 1.132 “[*]” has the meaning set forth in [*]. 1.133 “[*] Research Activities” means, with respect to a Research Plan, any [*] Research Activities to be conducted [*] under such Research Plan, to the extent that such [*] Research Activities [*] (a) [*] or (b) [*]. 17 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential 1.134 “Out-of-Pocket Costs” means, with respect to the Research Activities to be performed under a Research Plan, documented amounts paid by either Party or its Affiliates to Third Parties (including Subcontractors) for the performance of such Research Activities. 1.135 “Party” or “Parties” has the meaning set forth in the preamble. 1.136 “Patent Rights” means any and all (a) issued patents, (b) pending patent applications, including all provisional applications, substitutions, continuations, continuations-in- part, divisions and renewals, and all patents granted thereon, (c) patents-of-addition, reissues, reexaminations and extensions or restorations by existing or future extension or restoration mechanisms, including patent term adjustments, patent term extensions, supplementary protection certificates or the equivalent thereof, (d) inventor’s certificates, (e) other forms of government- issued rights substantially similar to any of the foregoing and (f) United States and foreign counterparts of any of the foregoing. 1.137 “Person” means any individual, partnership, limited liability company, firm, corporation, association, trust, unincorporated organization or other entity. 1.138 “Phase 1 Clinical Trial” means a clinical trial in humans that generally provides for the first introduction of a pharmaceutical or biologic product in humans with a purpose of determining safety, metabolism, and pharmacokinetic properties and clinical pharmacology of such product, in a manner that meets the requirements of 21 C.F.R. § 312.21(a), as amended (or its successor regulation), or, with respect to any other country or region, the equivalent of such a clinical trial in such other country or region. 1.139 “Phase 2 Clinical Trial” means a clinical trial in humans that is intended to explore the feasibility, safety, dose ranging or efficacy of a pharmaceutical or biologic product in humans that is prospectively designed to generate sufficient data (if successful) to commence a Registration Trial for such product, in a manner that meets the requirements of 21 C.F.R. § 312.21(b), as amended (or its successor regulation), or, with respect to any other country or region, the equivalent of such a clinical trial in such other country or region. 1.140 “Pre-Existing Restriction” has the meaning set forth in Section 4.7(d) (Blocked Targets). 1.141 “Pricing Approval” means, in any country where a Governmental Authority authorizes reimbursement for, or approves or determines pricing for, pharmaceutical or biologic products, receipt (or, if required to make such authorization, approval or determination effective, publication) of such reimbursement authorization or pricing approval or determination (as the case may be). 1.142 “Product” means any product that includes (a) (i) a polynucleotide encoding a Therapeutic Candidate, whether alone or in combination with other active or inactive components or ingredients, and (ii) a delivery technology (other than any [*]), such as an AAV Vector (a “Delivery System”) or (b) an AAV Vector that is Proprietary to and Controlled by Sangamo, whether or not [*]. 18 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential 1.143 “[*]” has the meaning set forth in [*]. 1.144 “Proprietary” means, with respect to any product or component thereof (including any AAV Vector, promoter or other component of any Product or other Materials), the possession by a Party of ownership (whether sole or joint) or an exclusive license or sublicense (other than pursuant to the license grants under this Agreement) of Patent Rights that Cover such product or component thereof (including any AAV Vector, promoter or other component of any Product or other Materials) or Know-How that is used in connection with or otherwise related to the Exploitation of such product or component thereof (including any AAV Vector, promoter or other component of any Product or other Materials). 1.145 “Prosecuting Party” means, with respect to any Patent Right, the Party that is responsible for the Prosecution and Maintenance of such Patent Right pursuant to Section 10.2 (Patent Prosecution). 1.146 “Prosecution and Maintenance” has the meaning set forth in Section 10.2(a)(i) (Biogen-Prosecuted Patent Rights). 1.147 “Quality Agreement” has the meaning set forth in Section7.2(b) (Sangamo Supply Obligations). 1.148 “Receiving Party” has the meaning set forth in Section 11.2 (Duty of Confidence). 1.149 “Registration Trial” means a U.S. Registration Trial or an EU Registration Trial. 1.150 “Regulatory Approval” means all licenses, registrations, authorizations and approvals (including approvals of MAAs, supplements and amendments, pre- and post- approvals and labeling approvals) necessary for the Commercialization of a pharmaceutical or biologic product in a given country or regulatory jurisdiction, but excluding, in each case, Pricing Approvals. 1.151 “Regulatory Authority” means with respect to a country in the Territory, any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other Governmental Authority with jurisdiction or authority over the Development, Manufacture, Commercialization or other Exploitation of pharmaceutical or biologic products in such country, including the FDA, the EMA and any corresponding national or regional regulatory authorities. 1.152 “Regulatory Exclusivity” means any exclusive marketing rights or data protection or other exclusivity rights (other than Patent Rights) conferred by any Regulatory Authority with respect to a Product in a country or jurisdiction in the Territory that prohibits the Commercialization of a Biosimilar Product, including orphan drug exclusivity, pediatric exclusivity or exclusivity conferred pursuant to 42 USC Section 262(k)(2), in the European Union under Directive 2001/83/EC, any successor provisions to such Laws, or rights similar thereto in other countries or regulatory jurisdictions in the Territory. 19 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential 1.153 “Regulatory Materials” means all regulatory applications, submissions, notifications, communications, correspondences, registrations, approvals and other filings made to, received from or otherwise conducted with a Regulatory Authority in order to Develop, Manufacture, perform Medical Affairs, Commercialize or otherwise Exploit a product in a particular country or jurisdiction, as well as minutes of any material meetings, telephone conferences, or discussions with the relevant Regulatory Authority. Regulatory Materials include all INDs, MAAs, Regulatory Approvals and Pricing Approvals. 1.154 “Reimbursable Research Costs” has the meaning set forth in Section 4.4 (Research Costs). 1.155 “Replacement Target” has the meaning set forth in Section 4.7(f) (Replacement Targets). 1.156 “Research Activities” has the meaning set forth in Section 4.3(b) (Biogen Research Activities). 1.157 “Research Activities Licensed Know-How” means all Know-How, other than Joint Know-How, that is Controlled by Sangamo or its Affiliates as of the Effective Date or during the Term and that is necessary or useful for Biogen to perform any Biogen Research Activities, including any [*] Research Activities, excluding (a) any Know-How included in the [*] and (b) any Know-How Controlled by Sangamo pursuant to any Excluded Upstream License. 1.158 “Research Activities Licensed Patent Rights” means all Patent Rights, other than Joint Patent Rights, that are Controlled by Sangamo or its Affiliates as of the Effective Date or during the Term and that are necessary or useful for Biogen to perform any Biogen Research Activities (which include [*] Research Activities), excluding (a) any Patent Rights included in the [*] and (b) any Patent Rights Controlled by Sangamo pursuant to any Excluded Upstream License. 1.159 “Research Activities Licensed Technology” means all Research Activities Licensed Know-How and Research Activities Licensed Patent Rights. 1.160 “Research Budget” has the meaning set forth in Section 4.4(a) (Research Costs). 1.161 “Research Collaboration” has the meaning set forth in Section 4.1 (General). 1.162 “Research Costs” means all FTE Costs and Out-of-Pocket Costs, in each case, incurred by (a) Biogen specifically in the performance of the Biogen Research Activities or (b) Sangamo specifically in the performance of the Sangamo Research Activities, as applicable. 1.163 “Research Plan” has the meaning set forth in Section 4.2(a) (Research Plans). 1.164 “Research Term” means on a Research Plan-by-Research Plan basis: (a) with respect to any Research Plan for Tau, SNCA or [*], the period commencing on the Effective Date and continuing until the earlier of (i) the completion of all Research Activities thereunder or (ii) such time at which the JSC elects to cease all further Research Activities under such Research 20 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential Plan; and (b) with respect to any Research Plan for any Collaboration Target other than Tau, SNCA and [*], the period commencing upon the date on which Biogen pays to Sangamo the Collaboration Target Selection Fee in respect of such Target in accordance with Section 9.2 (Collaboration Target Selection Fee) and continuing until the earlier of (i) the completion of all Research Activities under such Research Plan or (ii) such time on which the JSC elects to cease all further Research Activities under such Research Plan. 1.165 “Reserved Target” means any Target set forth in Schedule 1.165 (Reserved Targets), subject to Section 4.7(e)(v) (Data Package Review Period). 1.166 “Reserved Target Exclusivity Period” has the meaning set forth in Section 2.5(a)(iii) (Exclusivity Obligations). 1.167 “Results” means any and all results, information, data, presentations, summaries and analyses that are generated pursuant to the performance of the Research Activities under the applicable Research Plan with respect to each Collaboration Target. 1.168 “Royalty Bearing Patent Rights” has the meaning set forth in Section 9.4(c) (Royalty Term). 1.169 “Royalty Term” has the meaning set forth in Section 9.4(c) (Royalty Term). 1.170 “RP Adoption Period” has the meaning set forth in Section 4.7(g) (Research Plans). 1.171 “Sales Milestone Payment” means Milestone Payment #[*] in Table 9.3(a). 1.172 “Sangamo” has the meaning set forth in the preamble. 1.173 “Sangamo [*] Know-How” means all Inventions developed or invented [*] employees, agents, or independent contractors or any Persons contractually required to assign or license such Invention to [*] or any Affiliate of [*] that (a) [*] and (b) [*], but expressly excluding all [*] Know-How. 1.174 “Sangamo [*] Patent Right” means any Patent Right that Covers or otherwise claims any Sangamo [*] Know-How. 1.175 “Sangamo [*] means all Sangamo [*] Know-How and Sangamo [*] Patent Rights. 1.176 “Sangamo [*] Patent Right” means any Patent Right Controlled by Sangamo or its Affiliates that Covers or otherwise claims any Inventions developed or invented [*] employees, agents, or independent contractors or any Persons contractually required to assign or license such Invention to [*] or any Affiliate of [*] that [*], but expressly excluding [*] Know-How. 21 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential 1.177 “Sangamo [*] Patent Rights” means any Patent Rights Controlled by Sangamo or any of its Affiliates during the Term that Cover or otherwise claim any [*] Know-How that is (a) [*] and (b) [*], but expressly excluding [*] Patent Rights. 1.178 “Sangamo [*] Technology” means all [*] Technology and all [*] Technology. 1.179 “Sangamo Indemnitees” has the meaning set forth in Section 14.2 (Indemnification by Biogen). 1.180 “Sangamo Manufacturing Activities” has the meaning set forth in Section 7.2 (Sangamo Supply Obligations). 1.181 “Sangamo Manufacturing Know-How” means all Licensed Know-How that is used by or on behalf of Sangamo in the course of the Sangamo Manufacturing Activities to Manufacture any Product or component thereof. 1.182 “Sangamo [*] Technology” means any Know-How or Patent Rights Controlled by Sangamo or its Affiliates as of the Effective Date or during the Term that [*]. 1.183 “Sangamo [*] Know-How” means all Inventions developed or invented [*] employees, agents, or independent contractors or any Persons contractually required to assign or license such Invention to [*] or any Affiliate of [*] employees, agents, or independent contractors or any Persons contractually required to assign or license such Invention to [*] or any Affiliate of [*], that (a) [*] and (b) [*], including all [*] Know-How, but expressly excluding all [*] Know- How and [*] Know-How. 1.184 “Sangamo [*] Patent Right” means any Patent Right that Covers or otherwise claims any Sangamo [*] Know-How, including all Sangamo [*] Patent Rights. 1.185 “Sangamo [*] Technology” means all Sangamo [*] Know-How and all Sangamo [*] Patent Rights. 1.186 “Sangamo [*] Technology” means any Know-How or Patent Rights Controlled by Sangamo or its Affiliates as of the Effective Date or during the Term that [*], in each case, that [*]. 1.187 “Sangamo Proprietary Activities” has the meaning set forth in Section 2.1(a)(v) (License Grants). 1.188 “Sangamo Research Activities” has the meaning set forth in Section 4.3(a) (Sangamo Research Activities). 1.189 “Sangamo’s Knowledge” means the actual knowledge, after reasonable inquiry , of the following: Sangamo’s [*]. 22 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential 1.190 “Selection Date” means (a) with respect to Tau, SNCA or [*], the Effective Date and (b) with respect to any Collaboration Target that is not Tau, SNCA or [*], the date on which Biogen pays the Collaboration Target Selection Fee to Sangamo in accordance with Section 9.2 (Collaboration Target Selection Fee). 1.191 “[*]” means [*]. 1.192 “Specifically Bind” means, with respect to a ZFP or other therapeutic agent and a Target, that such ZFP or therapeutic agent [*] binds to such Target [*] that are [*]. 1.193 “Specifications” has the meaning set forth in Section 7.2(a). 1.194 “[*]” has the meaning set forth in [*]. 1.195 “Stock Purchase Agreement” means that certain Stock Purchase Agreement, dated as of the Execution Date, by and between Sangamo and BIMA. 1.196 “Subcontractor” means a Third Party contractor (including contract research organizations or contract manufacturing organizations) engaged by a Party on a fee-for-service to perform certain obligations of such Party or exercise certain rights on behalf of such Party, in each case, under this Agreement, but excluding all Sublicensees. 1.197 “Sublicensee” means any Third Party to whom a Party or any of its Affiliates grants a sublicense of its rights hereunder to Exploit any Product. 1.198 “Supply Agreement” has the meaning set forth in Section 7.2 (Sangamo Supply Obligations). 1.199 “Target” means any human gene (other than an Excluded Target) the expression or activity of which is demonstrated to (through published research in a peer-reviewed scientific or medical publication with supporting data), as a primary effect, treat, prevent or otherwise have a disease-modifying effect, on any neurological or psychiatric disease (including any neuromuscular or ophthalmological disease) other than brain cancer. 1.200 “Target Selection Term” means the time period commencing on Effective Date and expiring upon the earlier of (a) the fifth (5th) anniversary of the Effective Date; and (b) the date on which the last Collaboration Target is selected pursuant to Section 4.7 (Selection of Collaboration Targets) but excluding all Replacement Targets selected pursuant to Sections 4.7(f) (Selection of Collaboration Targets). 1.201 “Term” has the meaning set forth in Section 12.1 (Term). 1.202 “[*]” has the meaning set forth in [*]. 1.203 “Terminated Products” has the meaning set forth in Section 12.4(a) (General). 1.204 “Terminated Region” has the meaning set forth in Section 12.4(a) (General). 23 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential 1.205 “Terminated Target” means (a) any Collaboration Target with respect to which this Agreement is terminated or expires pursuant to Article 12 (Term and Termination), (b) any Collaboration Target that is replaced with a Replacement Target pursuant to Section 4.7(f) (Replacement Targets) and (c) in the event of termination or expiration of this Agreement in its entirety, all Collaboration Targets. 1.206 “Territory” means worldwide. 1.207 “Therapeutic Candidate” means any ZFP-containing molecule (including a Zinc Finger Nuclease or Zinc Finger Transcription Factor) that (a) [*] to a Collaboration Target, (b) is the subject of Sangamo Research Activities under the applicable Research Plan and (c) [*] under the applicable Research Plan. 1.208 “Therapeutic Field” means the treatment or prevention of disease in humans or animals in any and all indications. 1.209 “Third Party” means any Person other than a Party or an Affiliate of a Party. 1.210 “Third Party Distributor” means, with respect to a Product in any country, any Third Party that purchases its requirements for such Product in such country from Biogen or its Affiliates or Sublicensees and is appointed by Biogen or its Affiliate or Sublicensee as a distributor to distribute, market and resell such Product in such country, even if such Third Party is granted ancillary rights to Develop, package or obtain Regulatory Approval for such Product in order to distribute, market or sell such Product in such country. 1.211 “Trademarks” means all trademarks, service marks, trade names, service names, internet domain names, brand names, logos, protectable slogans and trade dress rights, whether registered or unregistered, and all applications, registrations and renewals thereof. 1.212 “Transition Plan” has the meaning set forth in Section 12.5(b) (Transition to Sangamo). 1.213 “Unauthorized Inventing Party” has the meaning set forth in Section 10.1(d) (Unauthorized Inventions). 1.214 “Unauthorized Inventions” has the meaning set forth in Section 10.1(d) (Unauthorized Inventions). 1.215 “United States” or “U.S.” means the United States of America, including its territories and possessions. 1.216 “Upfront Payment” has the meaning set forth in Section 9.1 (Upfront Payment). 1.217 “Upstream License” means any agreement between Sangamo (or any of its Affiliates) and any Third Party (such Third Party, an “Upstream Licensor”) under which such Third Party grants Sangamo a license under any of the Licensed Technology, but expressly 24 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential excluding any Excluded Upstream License. The Upstream Licenses existing as of the Execution Date are set forth in Schedule 1.217 (Upstream Licenses). 1.218 “U.S. Milestone Payments” means Milestone Payments [*]. 1.219 “U.S. Registration Trial” means a Clinical Trial of a Product that is designed to, and for which the FDA has provided guidance that the design of such Clinical Trial is sufficient to, ascertain efficacy and safety of such Product in support of the preparation and submission of an MAA for such Product to the FDA, regardless of whether such trial is referred to as a phase 2, phase 2b or phase 3 clinical trial. If a Clinical Trial of a Product is not initially designed as a U.S. Registration Trial but is later re-designed, converted or expanded into such a trial, then it shall be deemed to be a U.S. Registration Trial as of the date of such re-design, conversion or expansion. If Biogen, its Affiliate or Sublicensee publicly describes (including in public announcements or information on its web site) a Clinical Trial of a Product that has not otherwise been classified as a U.S. Registration Trial pursuant to this Section 1.219 (U.S. Registration Trial) as a registration trial or a phase 3 clinical trial for the United States, then such Clinical Trial shall be deemed to be a U.S. Registration Trial as of the first date that such description is available to the public. 1.220 “Valid Claim” means either (a) a claim of an issued and unexpired Patent Right that (i) has not been revoked or held unenforceable, unpatentable or invalid by a decision of a court or other Governmental Authority of competent jurisdiction that is not appealable or has not been appealed within the time allowed for appeal, and (ii) that has not been canceled, withdrawn, abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue, re- examination or disclaimer or otherwise, or (b) a claim of a Patent Right that is a pending patent application that (i) has not been cancelled, withdrawn, abandoned or finally rejected by an administrative agency action from which no appeal can be taken, and (ii) has been pending for less than [*] years from the earliest date on which such claim claims priority. 1.221 “VAT” means (a) in relation to any jurisdiction within the European Union, the tax imposed by the EC Council Directive on the common system of value added tax (2006/112/EC) and any successor or equivalent legislation and any national legislation implementing that directive together with legislation supplemental thereto and the equivalent tax (if any) in that jurisdiction; and (b) in any other jurisdiction, any other value added, goods and services, consumption or similar tax chargeable on the supply or deemed supply of goods or services under applicable legislation or regulation; but, in each event, excluding any US sales tax. 1.222 “ZFP” means a zinc finger protein. 1.223 “Zinc Finger Nuclease” means a fusion protein comprising a ZFP and a nuclease domain. 1.224 “Zinc Finger Transcription Factor” means a fusion protein comprising a ZFP and a transcriptional regulatory domain or an epigenetic factor domain such as a histone deacetylase, acetyltransferase, or methylase. 25 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential 1.225 Interpretation. Except where the context expressly requires otherwise, (a) the use of any gender herein shall be deemed to encompass references to either or both genders, and the use of the singular shall be deemed to include the plural (and vice versa), (b) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation,” (c) the word “will” will be construed to have the same meaning and effect as the word “shall,” (d) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (e) any reference herein to any Person shall be construed to include the Person’s successors and assigns, (f) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Sections or Schedules shall be construed to refer to Sections or Schedules of this Agreement, and references to this Agreement include all Schedules hereto, (h) the word “notice” means notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement, (i) the term “or” will be interpreted in the inclusive sense commonly associated with the term “and/or,” (j) provisions that require that a Party, the Parties or any committee hereunder “agree,” “consent,” “determine to approve,” “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise (but excluding instant messaging) and (k) references to any specific law, rule or regulation, or article, section or other division thereof, shall be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof. ARTICLE 2 LICENSES; EXCLUSIVITY 2.1 Licenses to Biogen. (a) License Grants. (i) Subject to the terms and conditions of this Agreement and the applicable Upstream Licenses, Sangamo hereby grants to Biogen an exclusive (even as to Sangamo and its Affiliates except as provided in Section 2.1(c)) (Retained Rights), royalty- bearing, worldwide license (or, to the extent any Licensed Technology is Controlled by Sangamo pursuant to an Upstream License, a sublicense), with the right to sublicense solely as provided in Section 2.1(b) (Sublicenses), under the Licensed Technology to Develop, Manufacture, perform Medical Affairs, Commercialize, and otherwise Exploit Products throughout the Territory (A) in the Therapeutic Field and (B) [*] in the Diagnostic Field. Except with respect to [*], during the Term, Sangamo shall not grant any Third Party a license under any Licensed Technology to Develop, Manufacture, perform Medical Affairs, Commercialize or otherwise Exploit any Product in the Diagnostic Field. (ii) Subject to the terms and conditions of this Agreement and the applicable Upstream Licenses, Sangamo hereby grants to Biogen an exclusive, worldwide license 26 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential (or, to the extent any Licensed Technology is Controlled by Sangamo pursuant to a Upstream License, a sublicense), with the right to grant sublicenses only to its Affiliates and Subcontractors (solely to the extent such Subcontractors are permitted under this Agreement in accordance with Section 4.9 (Subcontractors)), under the Research Activities Licensed Technology, solely to perform the Biogen Research Activities, including the [*] Research Activities, during the Research Term. (iii) Subject to the terms and conditions of this Agreement (including Section 2.5 (Exclusivity)), Sangamo hereby grants to Biogen [*] license, under [*] for [*]. (iv) Notwithstanding any provision in this Agreement to the contrary, on a Collaboration Target-by-Collaboration Target basis, Biogen shall not exercise any rights granted to it under Section 2.1(a) (License Grants) with respect to Therapeutic Candidates or Products directed to a given Collaboration Target until Biogen pays Sangamo the Collaboration Target Selection Fee in respect of such Collaboration Target in accordance with Section 9.2 (Collaboration Target Selection Fee). (v) Notwithstanding anything to the contrary in this Agreement, the licenses granted by Sangamo to Biogen hereunder do not include any right to (A) (i) [*] or (ii) [*] (the activities in the foregoing clauses (i) and (ii), the “Sangamo Proprietary Activities”), (B) Develop, Manufacture or Commercialize any [*], (C) clinically Develop, Manufacture or Commercialize any [*] or (D) Develop, Manufacture or Commercialize any [*]. (b) Sublicenses. (i) Subject to the terms and conditions of this Agreement and the applicable Upstream Licenses, Biogen shall have the right to grant to its Affiliates or Third Parties (through one or more tiers) sublicenses under the licenses granted by Sangamo to Biogen under Section 2.1(a) (License Grants), provided that: (A) each sublicense agreement shall be consistent with the terms and conditions of this Agreement and the applicable terms and conditions of the Upstream Licenses that are set forth on Schedule 2.4 (Upstream License Provisions Applicable to Biogen) that are applicable to each Sublicensee as if it were Biogen; (B) Biogen shall remain responsible for the performance of all of its Sublicensees to the same extent as if such activities were conducted by Biogen and for any payments due hereunder with respect to any activities of any Sublicensees; and (C) Biogen shall ensure that its Sublicensees comply with the terms and conditions of this Agreement and the terms and conditions of the applicable Upstream Licenses that are set forth on Schedule 2.4 (Upstream License Provisions Applicable to Biogen). In addition, within [*] days after the execution of any sublicense agreement with (1) a Third Party (other than an agreement [*] unless such agreement [*] pursuant to which [*]), or (2) to the extent required under an Upstream License, an Affiliate, in each case ((1) and (2)), Biogen shall provide Sangamo with a true and complete copy of such sublicense agreement, provided that Biogen may redact certain terms of such sublicense agreement to the extent not pertinent to either Party’s rights or obligations under this Agreement or necessary to verify compliance with the requirements of this Agreement and any applicable Upstream Licenses. 27 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential (ii) If Biogen cannot grant further sublicenses under a particular Upstream License, then at Biogen’s request in conjunction with Biogen’s granting of a sublicense under this Section 2.1(b) (Sublicenses), Sangamo shall grant a sublicense under such Upstream License directly to such sublicensee for no additional consideration to Sangamo (but subject to Section 2.1(b)(iii)) (Sublicenses) on terms that are consistent with such Upstream License, the sublicense granted by Biogen to such sublicensee and the terms of this Agreement. (iii) Biogen shall be solely responsible for paying any sublicense issuance and sublicense maintenance fees owed to Third Parties pursuant to the applicable Upstream Licenses that (A) are specifically attributable to the grant of a sublicense by Biogen (or further sublicenses by Sublicensees) or by Sangamo at Biogen’s request pursuant to Section 2.1(b)(ii) (Sublicenses) and (B) are specifically identified on Schedule 2.4 (Upstream License Provisions Applicable to Biogen) or that Biogen otherwise agrees to pay. (iv) Upon termination of this Agreement for any reason and within [*] days after such termination, upon the request of any Sublicensee that (A) has been granted rights to Develop or Commercialize any Terminated Product in any Terminated Region, (B) is not [*], (C) is not, [*], (D) is not then in breach of its sublicense agreement with Biogen and (E) provides such request to Sangamo within [*] days after such termination, Sangamo will negotiate in good faith with such Sublicensee to attempt to agree upon reasonable terms and conditions pursuant to which Sangamo and such Sublicensee would enter into a new license agreement pursuant to which Sangamo would grant such Third Party a direct license with the same license scope, territory and duration as such Sublicensee’s sublicense from Biogen (each a “New License Agreement”). Under such New License Agreement, Sangamo will not be bound by any grant of rights broader than, and will not be required to perform any obligation other than, those rights and obligations contained in this Agreement and all applicable rights of Sangamo set forth in this Agreement shall be included in such New License Agreement. Notwithstanding the foregoing, Sangamo will not be obligated to enter into a New License Agreement with any Sublicensee. (c) Retained Rights. Notwithstanding the exclusive licenses granted by Sangamo to Biogen under Section 2.1(a) (License Grants), Sangamo retains the rights under the Licensed Technology to perform its obligations and to exercise its rights under this Agreement, whether directly or through one or more Subcontractors (subject to Section 4.9 (Subcontractors)). In addition, subject to Section 2.5 (Exclusivity), Sangamo retains the exclusive right to practice and license the Licensed Technology outside the scope of the licenses granted to Biogen under Section 2.1(a) (License Grants), including the right to develop, manufacture, and commercialize research reagents directed to any Target. 2.2 Licenses to Sangamo. (a) Subject to the terms and conditions of this Agreement, Biogen hereby grants to Sangamo a non-exclusive, fully paid, royalty-free, worldwide license, with the right to grant sublicenses only to its Affiliates and Subcontractors (solely to the extent such Subcontractors are permitted under this Agreement in accordance with Section 4.9 (Subcontractors)), under all Biogen 28 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential Licensed Technology, solely to perform the Research Activities, the activities under each CMC Plan and Sangamo’s other obligations under this Agreement. (b) Subject to the terms and conditions of this Agreement (including Section 2.5 (Exclusivity)), Biogen hereby grants to Sangamo [*] license under [*] for [*]. 2.3 No Implied Licenses; Negative Covenant. Except as expressly set forth herein, neither Party shall acquire any license or other intellectual property interest, by implication or otherwise, under or to any Patent Rights, Know-How or other Intellectual Property owned or Controlled by the other Party. Neither Party shall, nor shall permit any of its Affiliates or sublicensees to, practice any Patent Rights or Know-How licensed to it by the other Party outside the scope of the licenses granted to it under this Agreement. 2.4 Upstream Licenses. (a) Compliance. The licenses granted to Biogen in Section 2.1(a)(i) and 2.1(a)(ii) (License Grants) include sublicenses under Licensed Technology or Research Activities Licensed Technology that is licensed to Sangamo pursuant to the Upstream Licenses, which sublicenses are subject to the terms of such Upstream Licenses. Schedule 2.4 (Upstream License Provisions Applicable to Biogen) sets forth those obligations under the Upstream Licenses that are obligations of Biogen under this Agreement. Biogen acknowledges and agrees to be bound by [*] and agrees not to take or fail to take any action that would cause Sangamo to be in breach of any Upstream License, [*]. Biogen acknowledges and agrees that certain of the licenses granted to Sangamo under the Upstream Licenses are non-exclusive and that Biogen’s sublicense pursuant to Section 2.1(a)(i) (License Grants) with respect to the relevant Licensed Technology is exclusive only with respect to Sangamo and not with respect to the Upstream Licensor. [*] such Licensed Technology Sangamo is granting to Biogen on an exclusive basis only with respect to Sangamo. Without limiting the foregoing, Biogen shall provide Sangamo, in a timely manner, all information necessary for Sangamo to comply with its obligations under each Upstream License to the extent such requirements are expressly set forth on Schedule 2.4 (Upstream License Provisions Applicable to Biogen). (b) Additional Third Party Agreements. If between the Execution Date and the Effective Date or during the Term, Sangamo desires to enter into any agreement with a Third Party pursuant to which it obtains a sublicensable (in accordance with the terms of this Agreement) license from such Third Party under any Know-How or Patent Rights that [*], Develop, Manufacture, Commercialize or otherwise Exploit any Product in the Field in the Territory, then Sangamo shall notify Biogen in writing, including a description of such Know-How or Patent Rights and any payments that Sangamo would be obligated to pay in connection with the grant, maintenance or exercise of a sublicense to or by Biogen under such Know-How or Patent Rights. Upon Biogen’s request, Sangamo shall provide the terms of any such Third Party agreement in advance of Sangamo entering into such Agreement, for Biogen’s review and comment, and Sangamo shall consider in good faith any such comments so provided by Biogen. If, within [*] days after the receipt of such notice, Biogen provides Sangamo with written notice in which (i) Biogen consents to adding the applicable Know-How or Patent Rights to the Licensed 29 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential Technology and such license agreement as an Upstream License, (ii) Biogen agrees to be responsible for (A) if such agreement is [*], then [*] all royalty payments owed under such agreement that are attributable to Net Sales of Products sold by Biogen, its Affiliates or Sublicensees and (B) if such agreement is [*], [*] all payments owed under such agreement, (iii) Biogen agrees to make all such payments when due and provide all reports required under such license agreement in connection with the grant, maintenance or exercise of a sublicense to or by Biogen under such Know-How and Patent Rights, including Biogen’s and its Affiliates’ and sublicensees’ Development, Manufacture and Commercialization of Products; and (iv) Biogen acknowledges and agrees in writing that its sublicense under such license agreement is subject to the terms and conditions of such license agreement, then such license agreement shall be deemed an Upstream License and such Know-How and Patent Rights, to the extent falling within the definition of Licensed Technology, shall be added to Licensed Technology and sublicensed to Biogen under this Agreement, and Schedule 2.4 (Upstream License Provisions Applicable to Biogen) shall be updated to include the applicable terms and conditions contained in such Upstream License. If Biogen does not provide such a written notice to Sangamo within such [*] day period, then such license agreement shall be deemed an Excluded Upstream License and such Know-How and Patent Rights shall be excluded from Licensed Technology under this Agreement. [*] Know-How or Patent Rights [*] after the Effective Date [*] unless [*], and if [*] such Know- How or Patent Rights [*], then such Know-How or Patent Rights [*], as applicable. Notwithstanding any provision to the contrary set forth in this Agreement, if at any time during the Term, [*] any Patent Rights or Know-How [*] that are [*] in accordance with this Agreement, then [*], all financial and other obligations, including royalties, due from [*] to such Third Party and such Patent Rights or Know-How shall [*] within the definition of Licensed Know-How or Licensed Patent Rights and shall [*] pursuant to this Agreement. 2.5 Exclusivity. (a) Exclusivity Obligations. Subject to the exceptions set forth in Section 2.5(a) (Exclusivity Obligations) and Section 2.5(b) (Exception): (i) On a Collaboration Target-by-Collaboration Target basis, during the time period starting on the Selection Date for such Collaboration Target (which date, for Collaboration Targets Tau, SNCA and [*], shall be deemed to be the Effective Date) and ending upon the earliest of: (1) the date that such Target ceases to be a Collaboration Target; (2) the expiration or earlier termination of this Agreement with respect to such Collaboration Target; and (3) the date of cessation of all Research Activities under the Research Plan of which such Collaboration Target is the subject, either [*] to cease all such Research Activities or [*] to cease all Research Activities, if [*] prior to such cessation date [*] with respect to any Therapeutic Candidate or Product directed to such Collaboration Target, which [*] no more than [*]; and 30 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential (4) the end of any [*] month period prior to the [*] for a Product directed to such Collaboration Target, which period (A) shall commence no earlier than (1) completion of the Sangamo Research Activities under the applicable Research Plan or (2) the date of cessation of Research Activities under the applicable Research Plan, either [*] to cease all such Research Activities or [*] to cease all further Research Activities under the applicable Research Plan and (B) shall be [*], or [*] in accordance with this Agreement or [*] or otherwise [*] in accordance with this Agreement, in which Biogen or its Affiliates or Sublicensees do not [*] Products directed to such Collaboration Target as applicable based on [*] as set forth in Table 2.5 below, which [*]: 31 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential Table 2.5 [*] [*] [*] [*] [*] [*] (four rows omitted) (each such period, a “Collaboration Target Exclusivity Period”), except for activities conducted pursuant to this Agreement, Sangamo shall not, whether by itself or with or through any of its Affiliates or any Third Party, and shall not enable or facilitate any of its Affiliates or any Third Party to, Develop, Manufacture, perform Medical Affairs, Commercialize or otherwise Exploit any [*] (1) except for [*] or (2) except for [*]; (ii) On a Collaboration Target-by-Collaboration Target basis, during the applicable Collaboration Target Exclusivity Period, except for activities conducted pursuant to this Agreement, Biogen shall not, whether by itself or with or through any of its Affiliates or any Third Party, and shall not enable or facilitate any of its Affiliates or any Third Party to, Develop, Manufacture, perform Medical Affairs, Commercialize or otherwise Exploit [*] or [*]; (iii) On a Reserved Target-by-Reserved Target basis, during the time period starting on the Effective Date and ending upon the earlier of (A) the expiration of the Target Selection Term or (B) the date that such Target ceases to be a Reserved Target (each such period, a “Reserved Target Exclusivity Period”), Sangamo shall not [*] (1) except for [*] or (2) except for [*]. Notwithstanding any provision to the contrary set forth in this Agreement, Sangamo retains the right (by itself or with or through its Affiliates or Subcontractors) to [*], but Sangamo shall not [*] before the expiration of the Reserved Target Exclusivity Period for such Reserved Target; and (iv) Notwithstanding any provision to the contrary set forth in this Agreement, nothing in this Section 2.5(a) (Exclusivity Obligations) shall restrict or prevent (A) Sangamo or its Affiliates from (1) [*] or (2) [*] (provided that Sangamo does not [*]) or (B) Sangamo or its Affiliates or its or their Third Party licensees (including any direct or indirect sublicensees thereof and any Third Parties acting on behalf of such Third Party licensees or sublicensees) from Developing, Manufacturing or Commercializing (1) any [*], (2) solely to the extent [*], any [*] or (3) solely to the extent [*], any [*]. (b) Exception. Notwithstanding Section 2.5(a) (Exclusivity Obligations), if (A) a Third Party becomes an Affiliate of a Party during (1) the Collaboration Target Exclusivity Period for a particular Collaboration Target or (2) the Reserved Target Exclusivity Period for a particular Reserved Target, in each case ((1) and (2)), through merger, acquisition, consolidation or other similar transaction and (B) such new Affiliate, as of the effective date of such transaction, is engaged in Development, Manufacturing, Commercialization or other Exploitation activities that, if conducted by such Party, such Party would violate the exclusivity obligations set forth above with respect to such Collaboration Target or Reserved Target (as applicable) (such activities, 32 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential together with any further Development, Manufacturing, Commercialization or other Exploitation of the applicable products, a “Competing Program”): (i) If such transaction results in a Change of Control of such Party, then such new Affiliate (an “Acquiror”) may Exploit products that are the subject of such Competing Program that was in existence as of the effective date of such transaction and such Party will not be in violation of its exclusivity obligations set forth in Section 2.5(a) (Exclusivity Obligations) with respect to the applicable Target, as long as (A) no Licensed Technology or Biogen Licensed Technology is used by or on behalf of such Party, its Acquiror and their respective Affiliates in more than a de minimis fashion in connection with any activities conducted under such Competing Program, and (B) such Party, its Acquiror and their respective Affiliates institute commercially reasonable technical and administrative safeguards to ensure the requirements set forth in the foregoing clause (A) are met, including by creating “firewalls” between the personnel working under such Competing Program and the personnel teams charged with working on any Product or having access to data from activities performed under this Agreement or Confidential Information of the Parties. (ii) If such transaction does not result in a Change of Control of such Party, then such Party and its new Affiliate (an “Acquiree”) shall have [*] months from the closing date of such transaction to wind down or divest all rights, title and interests in and to such Competing Program to a Third Party, and during such [*] month period, such Acquiree’s conduct of such Competing Program shall not constitute a breach by such Party of its exclusivity obligations set forth in Section 2.5(a) (Exclusivity Obligations), as long as during such [*]-month period, (A) no Licensed Technology or Biogen Licensed Technology is used by or on behalf of such Party, its Acquiree and their respective Affiliates in more than a de minimis fashion in connection with any activities conducted under such Competing Program, and (B) such Party, its Acquiree and their respective Affiliates institute commercially reasonable technical and administrative safeguards to ensure the requirements set forth in the foregoing clause (A) are met, including by creating “firewalls” between the personnel working under such Competing Program and the personnel teams charged with working on any Product or having access to data from activities performed under this Agreement or Confidential Information of the Parties. Such Party will keep the other Party reasonably informed of its efforts and progress in effecting such divesture until the Acquiree completes the same. ARTICLE 3 GOVERNANCE 3.1 Alliance Managers. Promptly after the Effective Date, each Party shall appoint a representative to act as its alliance manager under this Agreement (each, an “Alliance Manager”) by providing written notification to the other Party. The Alliance Managers shall be primarily responsible for facilitating the flow of information and otherwise promoting communication, coordination and collaboration between the Parties under this Agreement. Unless otherwise agreed upon in writing by the Alliance Managers, all requests for information from one Party to the other Party shall be made through the Alliance Managers or directly to the JRC or JMC. The Alliance Managers shall have the right to attend all meetings of the JSC, JRC, JMC and all other 33 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential Committees (if any) as non-voting members, and shall bring matters to the attention of the relevant Committee if the Alliance Manager reasonably believes that such matter warrants such attention. Each Party may replace its Alliance Manager at any time upon written notice to the other Party. The Alliance Managers shall keep a list of all Biogen Licensed Know-How and shall promptly update such list when new Know-How becomes Biogen Licensed Know-How. 3.2 Joint Steering Committee. The Parties hereby establish a joint steering committee (the “JSC”), composed of three (3) (or a larger number agreed by the Parties) representatives of Biogen and three (3) (or a larger number agreed by the Parties) representatives of Sangamo, each of whom will have the appropriate experience and expertise to perform its responsibilities on the JSC. The JSC shall in particular: (a) review, discuss and determine whether to approve all Research Plans and amendments (including the Research Budget set forth therein) thereto; (b) discuss and determine whether to cease all further Research Activities under a given Research Plan; (c) establish joint subcommittees as it deems necessary or advisable to further the purpose of this Agreement; (d) review, discuss and determine whether to approve the written plan for the Manufacturing Technology Transfer for each Product; (e) direct and oversee the operation of the JRC, the JMC and any other joint subcommittee established by JSC, including resolving any disputed matter of such Committees; (f) review, discuss and determine whether to approve all CMC Plans (including the CMC Budget set forth therein) and amendments thereto; and (g) perform such other functions as appropriate to further the purposes of this Agreement, as expressly set forth in this Agreement or allocated to it by the Parties’ written agreement. 3.3 Joint Research Committee. The Parties hereby establish a joint research committee (the “JRC”), composed of three (3) (or a larger number agreed by the Parties) representatives of Biogen and three (3) (or a larger number agreed by the Parties) representatives of Sangamo, each of whom will have the appropriate experience and expertise to perform its responsibilities on the JRC. The JRC shall in particular: (a) coordinate the Research Collaboration and facilitate communications between the Parties with respect to the Research Collaboration; (b) prepare, review, discuss and submit to the JSC to determine whether to approve all Research Plans and amendments (including the Research Budget set forth therein) thereto; 34 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential (c) discuss the results of performance of the Research Plans and the anticipated timeline for initiating and completing the activities set forth therein; (d) review and discuss any updates or reports prepared by either Party pursuant to Section 4.6 (Research Report); (e) review any Data Package provided by Sangamo with respect to a given Reserved Target; (f) discuss and make a recommendation to the JSC as to whether to cease all further Research Activities under a given Research Plan; (g) discuss any Development activities for any Therapeutic Candidate or Product that Biogen desires or intends to conduct during the Research Term for such Collaboration Target outside the scope of the applicable Research Plan; and (h) perform such other functions as appropriate to further the purposes of this Agreement, as expressly set forth in this Agreement or allocated to it by the Parties’ written agreement. 3.4 Joint Manufacturing Committee. The Parties hereby establish a joint manufacturing committee (the “JMC”) as a joint subcommittee under the JSC, composed of three (3) (or a larger number agreed by the Parties) representatives of each Party, each of whom will have the appropriate experience and expertise to perform its responsibilities on the JMC. The JMC shall in particular: (a) oversee and facilitate communication between the Parties with respect to the Manufacture and supply of Products under this Agreement; (b) coordinate the Manufacture and supply of the Products under this Agreement; (c) prepare a CMC Plan for each Collaboration Target (including the CMC Budget set forth therein) and amendments to existing CMC Plans, and submit the CMC Plans and amendments to the JSC to review, discuss and determine whether to approve; (d) oversee the implementation of the CMC Plans and discuss the progress and results of activities performed under the CMC Plans; (e) prepare, review, discuss and submit to the JSC to determine whether to approve the technology transfer plan for each Manufacturing Technology Transfer, submit such plans to the JSC to review, discuss and determine whether to approve, and coordinate the Parties’ activities with respect to each Manufacturing Technology Transfer; and 35 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential (f) perform such other functions related to the Manufacture of the Products as appropriate to further the purposes of this Agreement, as expressly set forth in this Agreement or allocated to it by the Parties’ written agreement. 3.5 Committee Membership and Meetings. (a) Committee Members. Within fifteen (15) days after the Effective Date, each Party shall appoint its representatives on the JSC, JRC and JMC, each of whom will have the appropriate experience and expertise to perform its responsibilities on the JSC, JRC or JMC, respectively, by providing written notification to the other Party. Each Party may replace its representatives on any Committee with similarly qualified individuals on written notice to the other Party, but each Party shall strive to maintain continuity in the representation of its Committee members. (b) Meetings. The JSC and JRC shall each hold meetings at such times as it elects to do so, but in no event shall such meetings be held less frequently than once every Calendar Quarter until completion of the Research Collaboration. The JMC shall hold meetings at such times as it elects to do so, but in no event shall such meetings be held less frequently than once every six (6) months until completion of the final Manufacturing Technology Transfer pursuant to Section 7.7 (Manufacturing Technology Transfer). Committee meetings may be held in person, by audio or video teleconference; provided that unless otherwise agreed by both Parties, at least one (1) meeting per year shall be held in person. All in-person meetings shall alternate between locations in the San Francisco Bay area and Boston. Each Party shall be responsible for all of its own costs and expenses of participating in any Committee meetings. No action taken at any Committee meeting shall be effective unless at least one (1) representative of each Party is participating. The Alliance Managers will be responsible, on behalf of each Committee, for setting the agenda for meetings of such Committee with input from the other members and for conducting the meetings of such Committee. The Alliance Managers will prepare and disseminate agendas and presentations no later than five (5) Business Days in advance of each Committee meeting unless otherwise agreed to by the Parties in writing. The Alliance Managers will jointly prepare and circulate minutes for each Committee meeting within ten (10) Business Days after each such meeting and will ensure that such minutes are reviewed and approved by their respective companies within thirty (30) days thereafter. (c) Ad Hoc Meetings. On ten (10) Business Days’ prior written notice, either Party may request an ad-hoc meeting of a Committee if such Party reasonably believes that a significant matter must be addressed before the next regularly scheduled Committee meeting, and such Party will provide the relevant Committee materials reasonably adequate to enable an informed discussion by its members no later than five (5) Business Days before the special meeting. Ad-hoc meetings may occur via audio or video teleconference or in-person as the Parties may agree. (d) Non-Member Attendance. Each Party may from time to time invite a reasonable number of participants, in addition to its representatives, to attend the Committee meetings in a non-voting capacity; provided that if either Party intends to have any Third Party 36 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential (including any consultant) attend such a meeting, then such Party shall provide at least five (5) days prior written notice to the other Party and obtain the other Party’s approval for such Third Party to attend such meeting, which approval shall not be unreasonably withheld or delayed. Such Party shall ensure that such Third Party is bound by confidentiality and non-use obligations consistent with the terms of this Agreement. 3.6 Decision-Making. (a) Consensus; Escalation. A quorum for a meeting of any Committee will require the presence of at least one (1) representative from each Party. Each Party will cause a quorum of their representatives to each Committee to attend all meetings thereof. All decisions within the authority of the JSC, JRC or JMC or other joint subcommittee shall be made by unanimous vote, with each Party’s representatives collectively having one (1) vote. If the JRC, JMC or another joint subcommittee is unable to reach agreement as to a particular matter within such Committee’s jurisdiction within [*] days (or a later date mutually agreed to by the Parties) after such matter has been brought to such Committee for resolution, then such disagreement shall be referred to the JSC for resolution and in the case of disagreement of the JSC, such disagreement shall be referred to the Executive Officers of the Parties for resolution. (b) Final Decision Making. If the Executive Officers do not fully resolve any matter within any Committee’s authority and referred to them under Section 3.6(a) (Consensus; Escalation) within [*] days (or a later date agreed to by each of the Parties) of the matter being referred to them, then Biogen shall have the final decision-making authority on any such disputed matter, except that the Parties must agree and Biogen shall not have the final decision-making authority to: (i) make any decisions regarding [*] for any Therapeutic Candidate or Product [*] or [*] (including whether and how [*] or [*]), or to approve any [*]; (ii) approve any [*], including the [*]; (iii) change the [*], in each case, [*]; (iv) change the [*] of (A) the [*], (B) the [*], including any [*] or [*] or (C) the [*]; (v) change the [*] set forth in any [*]; (vi) change the [*] set forth in any [*]; (vii) increase the [*] of the activities [*], except as permitted under [*]; (viii) change the [*] of activities [*]; (ix) [*], except as permitted under [*]; 37 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential (x) require [*], of any Know-How [*] or any subject matter Covered or otherwise claimed by any Patent Right [*]; (xi) require Sangamo to perform any work that is [*] (except for [*]), or that Sangamo reasonably believes [*]; (xii) require Sangamo to [*] or [*], without [*]; (xiii) require Sangamo to perform any [*] (A) for [*], with respect to [*] or (B) for [*] or [*], with respect to [*] that (1) is [*] and (2) was [*]; (xiv) impose obligations on Sangamo that violate or would cause Sangamo to breach its obligations under any agreement between Sangamo (or its Affiliate) and any Third Party, including Upstream Licenses, provided that Sangamo provides reasonable evidence thereof upon Biogen’s request; or (xv) impose obligations on Sangamo that would cause Sangamo to violate any applicable Law. 3.7 Limitations of Committee Authority. Each Committee shall only have the powers expressly assigned to it in this Article 3 (Governance) and elsewhere in this Agreement and shall not have the authority to: (a) modify or amend the terms and conditions of this Agreement; (b) waive or determine either Party’s compliance with the terms and conditions of under this Agreement; or (c) decide any issue in a manner that would conflict with the express terms and conditions of this Agreement. 3.8 Dissolution of JSC and the JRC. The JSC and the JRC will each cease to have decision-making authority with respect to a Collaboration Target upon the Parties’ completion of Research Activities under the Research Plan for such Collaboration Target. The JRC will be dissolved and its responsibilities under this Agreement will terminate upon the earlier of (a) the Parties’ completion of Research Activities under each Research Plan for each Collaboration Target or (b) the termination of this Agreement. Upon the termination of the JRC, the JRC will have a final meeting thereafter to review the results of the all Research Activities and will thereafter have no further authority with respect to the activities hereunder. The JSC will be dissolved and its responsibilities under this Agreement will terminate upon the later of the completion of the final Manufacturing Technology Transfer and the completion of the Research Collaboration. 3.9 Dissolution of JMC. The JMC will cease to have decision-making authority with respect to Manufacture of Products that Specifically Bind to a Collaboration Target upon the completion of the Manufacturing Technology Transfer for such Products pursuant to Section 7.7 (Manufacturing Technology Transfer). The JMC will be dissolved and its responsibilities under this Agreement will terminate upon the earlier of (a) the Parties’ completion of the Manufacturing Technology Transfers for all Research Plans for which [*] or (b) the termination of this Agreement. 38 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential ARTICLE 4 RESEARCH COLLABORATION; TARGET SELECTION 4.1 General. Subject to the terms and conditions of this Agreement, the Parties shall undertake a research collaboration for multiple Collaboration Targets (the “Research Collaboration”) to (a) discover and research, [*], ZFPs (which may be Zinc Finger Nucleases or Zinc Finger Transcription Factors) for use in the Therapeutic Field that Specifically Bind to a Collaboration Target, with the goal of [*] for subsequent Development and Commercialization by Biogen, and (b) discover and optimize [*]. 4.2 Research Plans. (a) The Research Collaboration shall be carried out for each Collaboration Target pursuant to a separate written research plan for such Collaboration Target that is agreed by the Parties (each, a “Research Plan”). Each Research Plan shall set forth: (i) a description of (A) [*], (B) [*] and (C) [*]; (ii) the research activities to be undertaken by Sangamo to [*] for the applicable Collaboration Target, [*] included in such plan; (iii) the [*] Criteria for such components and the data needed to determine whether such criteria have been met; (iv) the [*] Criteria and the data needed to determine whether such criteria have been met; (v) the [*] to be conducted by Sangamo in mice or other animals; (vi) the research activities to be undertaken by Sangamo to develop and optimize [*], including [*]; (vii) the [*] Criteria for the applicable ZFP product and the data needed to determine whether such criteria have been met; (viii) all [*] in the performance of the Research Activities under the Research Plan or [*] any Therapeutic Candidate or Product, as well as [*] in the Research Plan or [*] such Therapeutic Candidate or Product; (ix) all deliverables, if any, to be provided by a Party to the other Party with respect to the activities allocated to such Party under such Research Plan; (x) the date by which the Parties anticipate that [*] and timelines for desired completion of activities allocated to either Party under such Research Plan; (xi) the dedicated (if any) and planned resources to be provided by each Party in furtherance of performing all such activities set forth in the Research Plan; and 39 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential (xii) all research activities, if any, to be undertaken by Biogen, which activities shall be designed to support Sangamo’s activities under such Research Plan. (b) As of the Execution Date, the Parties have agreed upon initial Research Plans for the first three Initial Targets (i.e., Tau, SNCA and [*]), which plans are attached to this Agreement as Schedule 4.2 (Initial Research Plans). The Parties acknowledge that as of the Execution Date, Sangamo is engaged in the development of [*] directed to Tau and [*] directed to SNCA, and the Research Plan for Tau and the Research Plan for SNCA shall be directed to the further Development of Sangamo’s existing ZFPs for such Target, as applicable. Accordingly, neither the Research Plan for Tau nor the Research Plan for SNCA shall contain those items listed in subsection (a) above that were completed by Sangamo with respect to such Collaboration Target prior to the Execution Date. (c) From time to time but no less than annually, the Parties (through the JRC) shall prepare an amendment to each of the then-current Research Plans and submit each such amendment to the JSC to review, discuss and determine whether to approve. Once approved by the JSC, such amended Research Plan shall become effective and replace the prior Research Plan. (d) If the terms of any Research Plan contradicts, or creates inconsistencies or ambiguities with, the terms of this Agreement, then the terms of this Agreement shall govern. 4.3 Research Activities. (a) Sangamo Research Activities. Sangamo will (i) perform all activities assigned to it under each Research Plan (the “Sangamo Research Activities”) in the manner set forth in such Research Plan, (ii) apply the Sangamo Platform Technology in the performance of such activities to the extent applicable and (iii) use Commercially Reasonable Efforts to perform such activities in accordance with the timeline specified in such Research Plan. Sangamo will use Commercially Reasonable Efforts to identify [*] Therapeutic Candidates and [*] Therapeutic Candidate that [*] set forth in the applicable Research Plan. (b) Biogen Research Activities. Biogen will (i) perform all activities assigned to it under each Research Plan in the manner set forth in such Research Plan (the “Biogen Research Activities,” and together with the Sangamo Research Activities, the “Research Activities”) and (ii) use Commercially Reasonable Efforts to perform such activities in accordance with the timeline specified in such Research Plan. Biogen will deliver Results related to such Collaboration Target in accordance with this Agreement and the applicable Research Plan, including the preparation of all reports in accordance with Section 4.6 (Research Report). (c) Conduct of Research. Each Party shall conduct its respective Research Activities in good scientific manner, in compliance with all applicable Laws, including cGMP, GLP and GCP, as applicable. (d) Performance of Research Activities. Each Party will (i) provide all resources specified in the Research Plan for it to perform its Research Activities and (ii) perform all of its Research Activities with reasonable care and skill in accordance with all applicable Laws 40 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential and the terms of this Agreement. Each Party will ensure that its personnel who perform its Research Activities are suitably qualified and trained to be capable of carrying out its Research Activities set forth under each Research Plan in a professional workmanlike standard and will provide such personnel with all reasonably necessary materials and facilities therefor. (e) [*] Research Activities. Notwithstanding any provision in this Agreement to the contrary, if: (i) (A) [*] set forth in [*] and (B) [*] has provided written notice to [*], then (1) within [*] days after [*] of such notice, the Parties will meet to [*] as described in such written notice, and (2) if [*] or otherwise [*], in any event within [*] days of such meeting, and [*]; or (ii) [*] the applicable Research Plan [*] the activities to be performed by either Party under such Research Plan (provided that such activities [*] the Research Collaboration) or otherwise [*] performed by each Party under such Research Plan, and [*t], following the [*] in accordance with the [*]; then in each case ((i) and (ii)), (A) [*] the applicable Research Plan, in the case of clause (i), such that [*] under the Research Plan, or in the case of clause (ii) [*], (B) [*] activities shall be deemed “[*] Research Activities” and shall thereafter [*] Research Activities and (C) in the case of clauses (i) and (ii) above, [*] Research Activities [*]. Notwithstanding the foregoing, [*] any rights under clauses (A)-(C) [*] regarding (1) [*] under clauses (i) or (iii) of [*] pursuant to clause (i) above, (2) [*] pursuant to clause (i) or (3) [*] pursuant to clause (i) above or [*] and [*] described in with [*]; provided that if [*], then [*] to the extent [*] pursuant to [*] and consistent with the terms and conditions of this Agreement. 4.4 Research Costs. (a) Each Research Plan will include a written budget pursuant to which the Parties or their respective authorized Third Party designees will perform the Research Activities allocated to such Party under the Research Plan, which budget will include a good-faith estimate of (i) the number of FTEs to be dedicated by each Party under such Research Plan and (ii) any Out-of-Pocket Costs expected to be incurred in the performance of such Research Activities to the extent specifically identified in the applicable Research Plan (each such budget, the “Research Budget”). All internal personnel and resources of each Party under each Research Budget will be expressed in terms of FTEs plus any Out-of-Pocket Costs to be incurred (e.g., from the use of contract research organizations) in connection with the performance of Research Activities as outlined in the applicable Research Plan and such budgeted FTE costs will be calculated using the relevant FTE Rate. (b) Except as set forth under Section 4.3(e), Section 4.4(a) - 4.4(f), the Parties shall share [*] the Research Costs incurred by each Party to perform the Research Activities assigned to it under the applicable Research Plan to the extent in accordance with the Research Budget set forth therein, plus any Allowable Overruns (the “Reimbursable Research Costs”). If either Party incurs or expects to incur Research Costs in excess of the Reimbursable Research 41 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential Costs with respect to the applicable Research Activities performed during such Calendar Year, then the Parties, through the JSC, will discuss whether to approve an increase in the amount budgeted in the Research Budget. Unless the JSC so approves such an increase to the Research Budget, the non-incurring Party will not be obligated to reimburse the incurring Party for any costs or expenses in excess of the Reimbursable Research Costs (either before or after such costs have been incurred) for such Research Activities, and, in any event, such incurring Party will not be relieved of its obligations to perform such Research Activities pursuant to the Research Plan. (c) Within [*] days after the end of each Calendar Quarter during the performance of the Research Collaboration, each Party shall submit to the other Party a reasonably detailed report (accompanied by reasonable supporting documents evidencing such Reimbursable Research Costs) setting forth the Reimbursable Research Costs incurred by such Party in such Calendar Quarter to perform activities assigned to it under a Research Plan in accordance with budget set forth therein (and evidence in the same level of detail as set forth in the applicable Research Budget that such costs were incurred in accordance with such budgeted amounts). Within [*] days after the receipt of such reports from both Parties, the Parties shall jointly prepare a Reimbursable Research Cost reconciliation report for such Calendar Quarter. Within forty [*] days after the preparation of the reconciliation report, the Party that [*] the Reimbursable Research Costs for such Calendar Quarter shall make a payment to the other Party pursuant to the reconciliation report so that [*] the Reimbursable Research Costs for such Calendar Quarter. (d) If a Party disputes in good faith any portion of a report or invoice for Research Costs provided by the other Party pursuant to this Section 4.4 (Research Costs), then such Party shall promptly notify the other Party and the Parties shall use good faith efforts to resolve such dispute expediently. Any Reimbursable Research Costs subject to such dispute shall be shared as described above within [*] days after the resolution of such dispute. Any Reimbursable Research Costs not subject to dispute shall be shared as described above pursuant to the timeline set forth above. (e) In the event [*] cease all further Research Activities under a given Research Plan, then all non-cancellable costs and expenses incurred by or on behalf of either Party to orderly wind down the conduct of such Research Activities shall be deemed Reimbursable Research Costs and, notwithstanding Section 4.4(b) and Section 4.4(c), provided that [*] to minimize such costs, [*] of such Reimbursable Research Costs. (f) In the event the Parties agree to [*] under a Research Plan, then all Research Costs incurred by or on behalf of either Party in performing [*] pursuant to such Research Plan shall be deemed Reimbursable Research Costs and, notwithstanding Section 4.4(b) and Section 4.4(c), [*] of such Reimbursable Research Costs. 4.5 Research Records. During the applicable Research Term and for [*] years thereafter, each Party will maintain records of all of its Research Activities in sufficient detail and in good scientific manner, appropriate for scientific, patent and regulatory purposes, which records will be complete and properly reflect all work done and results achieved in the performance of its Research Activities by or on behalf of such Party. In addition, each Party will calculate and 42 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential maintain records of FTE effort and Out-of-Pocket Costs, in each case, incurred by it in accordance with the summary reports in the form to be agreed to by the JSC and in accordance with Section 4.6 (Research Report). 4.6 Research Report. Each Party shall keep the other Party reasonably informed on the status, progress and results of its activities under the Research Plans through the regularly scheduled JRC meetings. (a) On a Calendar Quarterly basis during the applicable Research Term and also upon the reasonable written request of either Party, each Party will furnish to the JRC: (i) an update on such Party’s progress under the Research Plan with respect to the performance of such Party’s Research Activities, including a written summary of any Results generated by such Party under the applicable Research Plan, but excluding (A) [*] unless and until [*] pursuant to this Agreement and (B) [*], provided that (1) if with respect to Products being Developed [*] pursuant to this Agreement, then [*] and (2) if with respect to any other Product being Developed [*] and [*], then [*], provided, further that [*], with respect to any Products described in this Section 4.6(a)(i)(B)(2), to [*] and [*]; (ii) a summary report or presentation in the form to be agreed to by the JRC, along with reasonable supporting documentation evidencing the costs and expenses incurred in the performance of such Party’s applicable Research Activities during such Calendar Quarter; and (iii) a forecast of the Reimbursable Research Costs that such Party expects to incur in respect of such Party’s Research Activities during the upcoming four Calendar Quarters, which must be in accordance with the Research Plan and Research Budget. Additionally, in the event Biogen desires or intends to conduct any Development activities for any Therapeutic Candidate or Product in furtherance of any Exploitation activities with respect to a given Therapeutic Candidate, Product or Collaboration Target outside the scope of the applicable Research Plan during the Research Term for such Collaboration Target, then Biogen shall first discuss its plan for the conduct of such activities with the JRC (and shall reasonably consider any comments provided by Sangamo with respect to the plan for such activities) and on a Calendar Quarterly basis during the applicable Research Term, Biogen will furnish to the JRC an update on such Development activities and a written summary of any results, data, summaries and analyses generated pursuant to the performance such activities. (b) In addition, Sangamo will deliver to Biogen [*] promptly upon [*] and [*]. (c) No later than [*] days after the earlier of (i) Sangamo’s completion of its Research Activities under a Research Plan and (ii) Biogen’s request, Sangamo shall provide to Biogen a final study report summarizing all Results generated under the applicable Research Plan that are necessary or useful to [*] but excluding (A) [*] and (B) [*]. If Sangamo generates any such additional Results under the applicable Research Plan following the delivery of such final report, then Sangamo shall promptly notify Biogen thereof and promptly deliver to Biogen either 43 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential an amended final study report or an additional study report summarizing such Results, but in each case excluding (A) [*] and (B) [*]. 4.7 Selection of Collaboration Targets. (a) Initial Targets. During the period starting on the Effective Date and ending on the [*] anniversary of the Effective Date, Biogen shall have the right to select, at Biogen’s discretion and by written notice to Sangamo, one (1) Target that will become the Collaboration Target that is the fourth (4th) Initial Target, upon Biogen’s selection thereof if such Target is a Reserved Target, or in accordance with Section 4.7(c) (Notice of Target Nomination) if such Target is not a Reserved Target. If Biogen fails to make such selection before the [*] anniversary of the Effective Date, then Biogen’s right to select the fourth (4th) Initial Target shall expire at such time. (b) Selection of Collaboration Targets. In addition, during the Target Selection Term, Biogen shall have the right to select, at Biogen’s discretion and by written notice to Sangamo, up to eight (8) Targets as Collaboration Targets under this Agreement; provided, however that: (i) if Biogen fails to select at least [*] as a Collaboration Target under this Section 4.7(b) (Selection of Collaboration Targets) before the [*] anniversary of the Effective Date, then (A) Biogen shall only have the right to select up to [*] Targets as Collaboration Targets under this Section 4.7(b) (Selection of Collaboration Targets) during the remainder of the Target Selection Term after such [*] anniversary and (B) if Biogen fails to select at least [*] under this Section 4.7(b) (Selection of Collaboration Targets) as Collaboration Targets between the [*] anniversary of the Effective Date and the [*] anniversary of the Effective Date, then Biogen shall only have the right to select up to [*] Targets under this Section 4.7(b) (Selection of Collaboration Targets) as Collaboration Targets during the remainder of the Target Selection Term after such [*] anniversary; and (ii) if Biogen selects at least [*] as a Collaboration Target under this Section 4.7(b) (Selection of Collaboration Targets) before the [*] anniversary of the Effective Date but fails to select a total of at least [*] under this Section 4.7(b) (Selection of Collaboration Targets) before the [*] anniversary of the Effective Date (which total shall include all Targets selected pursuant to this Section 4.7(b) (Selection of Collaboration Targets) prior to the [*] anniversary of the Effective Date), then Biogen shall only have the right to select up to [*] Targets under this Section 4.7(b) (Selection of Collaboration Targets) as Collaboration Targets during the remainder of the Target Selection Term after such [*] anniversary; and (iii) if a Target selected by Biogen fails to become a Collaboration Target because it is a Blocked Target, then, notwithstanding the time periods set forth in Section 4.7(b)(i) and Section 4.7(b)(ii) (as applicable), Biogen shall have an additional [*] days to select an alternative Target as a Collaboration Target (and so on until any such selected Target becomes a Collaboration Target). 44 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential (c) Notice of Target Nomination. Biogen’s notice for nominating, as a Collaboration Target, a gene that is not a Reserved Target shall include the GenBank reference number for such gene, the identity of the neurological or psychiatric disease(s) (including any neuromuscular or opthamological disease) caused by mutation of such gene and any other information reasonably necessary to confirm that it qualifies as a Target. The Target nominated by Biogen shall automatically be selected as a Collaboration Target under this Agreement (i) if it is then a Reserved Target, at the time of its nomination, or (ii) if it is not then a Reserved Target, at the time of Sangamo’s notification to Biogen pursuant to Section 4.7(d) (Blocked Targets) that either (A) it is not a Blocked Target as set forth under Section 4.7(d) or (B) Sangamo, in its sole discretion, is permitting such Target to become a Collaboration Target despite the fact that it is then a Blocked Target. For clarity, a gene nominated by Biogen will not be designated as a Collaboration Target if it does not qualify as a Target or if it is a Blocked Target (unless Sangamo provides consent for such selection in its sole discretion as set forth in the foregoing clause (i)(B)). In the event the Parties dispute in good faith whether a gene qualifies as a Target due to whether a primary effect of such gene is to treat, prevent or otherwise have a disease-modifying effect on any neurological or psychiatric disease (including any neuromuscular or opthamological disease), then the Parties agree to submit the dispute to an independent Third Party expert agreed by the Parties with at least ten (10) years of experience in researching biological mechanisms of action for genetic targets for final determination of whether such gene qualifies as a Target, which determination shall be made by the Third Party expert within [*] days of the appointment thereof and shall be final and binding on the Parties. (d) Blocked Targets. If the Target nominated by Biogen is not a Reserved Target, then within [*] days after the receipt of the notice from Biogen nominating such Target as a Collaboration Target, Sangamo shall notify Biogen in writing confirming whether (i) [*] with respect to such Target [*] that is [*] and that are [*]; (ii) such Target is [*] and is [*]; or (iii) such Target [*] under which [*] and [*] (each of (i) through (iii), a “Pre-Existing Restriction,” and any such Target described in clauses (i) through (iii), a “Blocked Target”). If the Target nominated by Biogen is a Blocked Target, then Biogen may nominate another Target pursuant to Section 4.7(b) (Blocked Targets) (and another if such new Target is also a Blocked Target, and so on), until such time that Biogen selects a Target that is not a Blocked Target. If at any time during the Target Selection Term, any Pre-Existing Restriction that precluded Biogen from selecting as Collaboration Target a Target that Biogen previously proposed to Sangamo under Section 4.7(b) (Selection of Collaboration Targets) later expires, terminates or is otherwise modified such that such proposed Target would no longer be a Blocked Target, then Sangamo will promptly notify Biogen of such expiration, termination or modification (as applicable). (e) Data Packages. (i) Delivery of Data Package. If Sangamo performs internal discovery and research activities directed to a Reserved Target and [*], then, for no more than [*] Reserved Targets in any consecutive [*] month period during the Target Selection Term, Sangamo shall have the right (but not the obligation) to provide Biogen with a report setting forth the results of such discovery and research activities, which report must include the information set forth on 45 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential Schedule 4.7(e) (Data Package) for such Reserved Target (such report, a “Data Package”) and require Biogen to decide whether to select such Reserved Target as a Collaboration Target. (ii) Incomplete Data Packages. Within [*] after the receipt of a Data Package for a Reserved Target, Biogen will notify Sangamo if such Data Package is missing any information required under Schedule 4.7(e) (Data Package), which notice will describe such information that Biogen believes to be missing. Sangamo will provide Biogen with any such missing information identified in such notice no later than [*] Business Days after the date of Biogen’s request therefor. (iii) Due Diligence. Without limiting Section 4.7(e)(ii) (Incomplete Data Packages) above, during Data Package Review Period, Biogen shall have the right to consult with Sangamo in conducting due diligence to decide whether to select the applicable Reserved Target as a Collaboration Target. Sangamo shall promptly respond to Biogen’s reasonable questions regarding such Reserved Target and otherwise reasonably cooperate with Biogen in its evaluation of such Reserved Target, but, in providing such responses and cooperation, Sangamo shall not be required to generate or obtain any information it does not already possess or to disclose any information it does not Control. (iv) Extension of Data Package Review Period. If any information is provided to Biogen following the receipt of a Data Package for a Reserved Target (A) pursuant to Section 4.7(e)(ii) (Incomplete Data Packages) or (B) pursuant to a request made by Biogen under Section 4.7(e)(iii) (Due Diligence) within [*] of Biogen’s receipt of such Data Package, and, in the case of (A) or (B), such information is, [*], material information not previously provided to Biogen and required to be provided as part of the Data Package for such Reserved Target, then the applicable Data Package Review Period for such Reserved Target will automatically be extended such that there are [*] days between Biogen’s receipt of such material information and the expiration of such Data Package Review Period. (v) Data Package Review Period. During the Data Package Review Period for a given Reserved Target, Biogen shall have the right (but not the obligation) to select such Reserved Target as a Collaboration Target under Section 4.7 (Selection of Collaboration Targets). If Biogen selects such Reserved Target as a Collaboration Target within such Data Package Review Period, then such Target shall cease to be a Reserved Target upon such selection, and the Parties (through the JSC) shall promptly prepare a Research Plan for such Target in accordance with Section 4.7(g) (Research Plans for New Collaboration Targets). If Biogen fails to select such Reserved Target as a Collaboration Target within the applicable Data Package Review Period, then such Reserved Target shall cease to be a Reserved Target upon the expiration of the applicable Data Package Review Period (but for clarity shall remain eligible for selection as a Collaboration Target pursuant to Section 4.7(b) (Selection of Collaboration Targets)). (f) Replacement Targets. If none of the ZFPs (including screening of different functional domains and promoters) tested by Sangamo in a [*] assay for a particular Collaboration Target (other than [*], or [*]) meet the [*] Criteria for such Collaboration Target set forth in the applicable Research Plan, then Sangamo shall promptly disclose the results of such 46 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential testing to Biogen and Biogen shall have [*] right (but not the obligation) to replace such Collaboration Target by (i) providing notice thereof to Sangamo within [*] days after Biogen’s receipt of such results (and such gene shall cease to be a Collaboration Target upon Sangamo’s receipt of such notice), (ii) nominating a new Target as a Collaboration Target in accordance with Section 4.7(c) (Notice of Target Nomination) no later than [*] days after such notice and (iii) following the procedures set forth in Section 4.7 (Selection of Collaboration Targets) for such Target to be selected and become a Collaboration Target (such new Target selected as a Collaboration Target pursuant to this Section 4.7(f) (Replacement Targets), a “Replacement Target”). (g) Research Plans for New Collaboration Targets. After Biogen select a new Target as a Collaboration Target pursuant to this Section 4.7 (Selection of Collaboration Targets), the Parties shall promptly prepare (through the JRC) a new Research Plan for such Target and submit each such plan to the JSC to review, discuss and determine whether to approve. If no new Research Plan has been approved by the JSC for a new Collaboration Target within [*] days (or any later date agreed in writing by the Parties) following the date on which Biogen nominates such Target as a Collaboration Target (the “RP Adoption Period”), then: (i) Biogen may elect in its sole discretion to pay to Sangamo the Collaboration Target Selection Fee for such Collaboration Target in accordance with Section 9.2 (Collaboration Target Selection Fee), and following such payment, (A) the approved Research Plan for such Collaboration Target will be deemed to include all sections of the latest draft Research Plan on which the Parties have agreed (including upon the Research Budget therefor) and (B) the Parties shall continue to work in good faith to discuss finalize any other sections of the Research Plan on which they did not agree. If Biogen does not elect to pay the Collaboration Target Selection Fee for a given Collaboration Target in accordance with this Section 4.7(g) (Research Plans for New Collaboration Targets) prior to the end of such [*] day period, then such Target shall [*] and shall [*]; or (ii) Biogen may nominate one (1) Target to replace such Collaboration Target and the terms of this Section 4.7 (Selection of Collaboration Targets) (including the relevant timelines and procedures with respect to such Target herein) shall apply once again and the Target that was replaced pursuant to this clause (ii) shall cease to be a Collaboration Target. (h) Commencement of Research Activities. Until Biogen pays the Collaboration Target Selection Fee in respect of a given Collaboration Target in accordance with Section 9.2 (Collaboration Target Selection Fee) (and Section 4.7(g) (Research Plans for New Collaboration Targets) above, if applicable), Sangamo will not be required to and Biogen shall not be allowed to commence any Research Activities with respect to such Collaboration Target. 4.8 Materials. To facilitate the conduct of the Research Collaboration or the performance of other activities under this Agreement, either Party may provide to the other Party certain compositions of matter, biological materials or chemical compounds Controlled by the supplying Party for use by the other Party (such materials or compounds and any progeny and derivatives thereof, collectively, “Materials”). Except as otherwise set forth in this Agreement, all 47 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential such Materials shall remain the sole property of the supplying Party, shall be used only in the fulfillment of obligations or exercise of rights under this Agreement expressly in accordance with the applicable Research Plan or other written agreement by the Parties as to the use thereof, subject to any limitations specified in writing by the supplying Party in connection with such provision, shall not be used or delivered to or for the benefit of any Third Party without the prior written consent of the supplying Party (except as expressly permitted under the applicable Research Plan) and shall not be used in research or testing involving human subjects, unless expressly agreed by the supplying Party. Without limiting the foregoing, Biogen shall not reverse engineer, disassemble, compile or determine the composition of any ZFPs Controlled by Sangamo and provided to Biogen hereunder. Except as otherwise set forth in this Agreement, THE MATERIALS ARE PROVIDED “AS IS” AND WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE OR ANY WARRANTY THAT THE USE OF THE MATERIALS WILL NOT INFRINGE OR VIOLATE ANY PATENT OR OTHER PROPRIETARY RIGHTS OF ANY THIRD PARTY. 4.9 Subcontractors. Each Party shall have the right to engage Subcontractors to exercise its rights or perform its obligations under this Agreement, including the activities assigned to such Party under any Research Plan; provided that any such Subcontractor is bound by written obligations of confidentiality and non-use consistent with this Agreement and has agreed to assign to such Party (or exclusively license to such Party, with the right to grant sublicenses) all Inventions or other Intellectual Property developed or invented by such Subcontractor in the course of performing such subcontracted work that specifically relate to the Products or their use, manufacture or sale. Each Party shall be responsible for providing oversight of its respective Subcontractors, for any obligations that have been delegated or subcontracted to any Subcontractor and for the performance of its Subcontractors. 4.10 [*]. The Parties will agree upon and set forth in each Research Plan [*] that a ZFP product that [*] a particular Collaboration Target [*] a Therapeutic Candidate, which [*] shall be [*] and shall be [*] (the “[*]”). If upon the completion of Research Activities under a particular Research Plan under which [*] Therapeutic Candidate that [*] the applicable Collaboration Target and [*], the Parties shall use good faith efforts to agree [*] that [*]. If the Parties do not agree [*] within a period of [*] days despite such efforts, then upon a Party’s notice to the other Party, [*] to the extent necessary so that [*]. ARTICLE 5 DEVELOPMENT 5.1 Development and Medical Affairs. Subject to the terms and conditions of this Agreement, on a Collaboration Target-by-Collaboration Target basis, other than with respect to the Research Activities set forth in the applicable Research Plan for such Collaboration Target, Biogen shall have sole control over and decision-making authority with respect to the Development and performance of all Medical Affairs with respect to all Products for such Collaboration Target in the Field in the Territory, at its own cost and expense. 48 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential 5.2 Development Diligence. On a Collaboration Target-by-Collaboration Target basis, following the completion of all Research Activities under the applicable Research Plan with respect to such Collaboration Target, Biogen shall (by itself or with or through its Affiliates or Sublicensees) use Commercially Reasonable Efforts to Develop and obtain Regulatory Approval for one Product directed to each Collaboration Target in the Therapeutic Field in the Territory. Except as set forth in this Section 5.2 (Development Diligence), Biogen will have no other diligence obligations under this Agreement to Develop or obtain Regulatory Approval for any Products. With respect to any material breach of Biogen’s diligence obligations under this Section 5.2 (Development Diligence), [*], Sangamo shall have the right to [*] terminate this Agreement with respect to the applicable Terminated Product or Terminated Region in accordance with Section 12.2(b) (Termination for Material Breach) [*]. 5.3 Technology Transfer and Assistance. (a) Technology Transfer. Subject to the remainder of this Section 5.3 (Technology Transfer and Assistance), after the completion of all Research Activities allocated to Sangamo in the applicable Research Plan for a given Collaboration Target, (i) Sangamo shall, within [*] days such completion, transfer to Biogen copies of all Licensed Know-How existing and not previously provided to Biogen that is used in, or is necessary to enable Biogen to continue to Exploit, any Therapeutic Candidate or Product (in the form such Therapeutic Candidate or Product exists as of the date of the completion of such Research Activities) that Specifically Binds to such Collaboration Target and (ii) Sangamo shall, within [*] days after receipt of a written request from Biogen, transfer to Biogen copies of all specifically and reasonably requested Licensed Know-How existing and not previously provided to Biogen that is useful to enable Biogen to continue to Exploit any Therapeutic Candidate or Product that Specifically Binds to such Collaboration Target. Within [*] days following [*] of a Research Plan that sets forth any Biogen Research Activities, including any [*] Research Activities, Sangamo shall transfer to Biogen copies of all Research Activities Licensed Know-How existing and not previously provided to Biogen that is necessary or useful for the performance of such Biogen Research Activities. Notwithstanding the foregoing, nothing in this Section 5.3 (Technology Transfer and Assistance) shall require Sangamo to transfer or disclose any Know-How related to [*]. Sangamo does not have any obligation to transfer or disclose any Know-How [*]. (b) Assistance. In connection with such technology transfer, upon reasonable request by Biogen, Sangamo shall also provide Biogen with reasonable technical assistance in connection with the practice of the Licensed Technology in the Exploitation of the Therapeutic Candidates and Products that Specifically Bind to such Collaboration Target, including reasonable access to Sangamo’s technical personnel involved in the Exploitation of the applicable Therapeutic Candidates and Products, to the extent reasonably required to enable Biogen to practice under the Licensed Technology in connection with the Exploitation of such Therapeutic Candidates and Products. (c) AAV Vector Know-How Disclosure. In addition to the reports regarding the Research Activities to be provided pursuant to Section 4.6 (Research Report), on a [*] basis during each Research Term and for a period of [*] months after the expiration of the last Research 49 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential Term under this Agreement, Sangamo will furnish to the JRC an update on its discovery, optimization and pre-clinical Development activities with respect to AAV Vectors that are [*] and [*] that are [*], by providing a written summary in the form attached hereto as Schedule 5.3(c) (Form of AAV Vector Report). 5.4 Support Costs. Sangamo will be responsible for its internal costs and out-of- pocket expenses incurred by Sangamo to provide the assistance to Biogen described in Section 5.3 (Technology Transfer and Assistance), Section 5.7 (Assistance), Section 6.1 (General), Section 7.7 (Manufacturing Technology Transfer) and Section 7.9 (Sangamo Manufacturing Support) for up to the first [*] FTE hours incurred in total, after which Biogen will reimburse Sangamo for its internal costs (at the applicable FTE Rate) and reasonable out-of-pocket expenses incurred in the provision of such assistance reasonably requested by Biogen. Sangamo may invoice Biogen for the internal costs and documented out-of-pocket expenses reasonably incurred with such assistance in excess of such [*] initial FTE hours, and Biogen will pay the undisputed invoiced amounts within [*] days after the date of such invoice. 5.5 Conduct of Development. Biogen shall conduct all Development work for the Products in good scientific manner and in compliance with all applicable Laws, including cGMP, GLP and GCP, as well as regulations involving investigations of human subjects. 5.6 Development Reports. Biogen shall keep Sangamo reasonably informed as to the progress and results of its and its Affiliates’ and Sublicensees’ Development activities under this Agreement. Without limiting the foregoing, following the end of the Research Term with respect to a given Collaboration Target, Biogen will provide Sangamo on a [*] basis a report providing a reasonably detailed summary of Biogen’s Development activities with respect to Products directed to such Collaboration Target, including (a) any material developments related to such Products achieved since the last such Development report and anticipated to be achieved in the next [*], such as the filing of any INDs or MAAs in the U.S. and the Ex-U.S. Major Markets and the anticipated dates of achievement of any Development related Milestone Events, (b) upcoming meetings with Regulatory Authorities in the U.S. and the Ex-U.S. Major Markets relating to Products and (c) planned strategy for obtaining Regulatory Approval in the U.S. and the Ex-U.S. Major Markets. Any reports delivered under this Section 5.6 (Development Reports) will be Biogen’s Confidential Information under this Agreement. Upon Sangamo’s reasonable request and no more frequently than [*], the Parties will schedule either an in-person meeting or teleconference to discuss the status, progress and results of such Development activities, and during such meeting or teleconference Biogen shall promptly respond to Sangamo’s reasonable questions or requests for additional information relating to such Development activities. 5.7 Assistance. The Parties understand and agree that following completion of the Research Activities under a given Research Plan, from time to time it may be necessary for Biogen to seek assistance and cooperation from Sangamo in connection with the further Exploitation of Therapeutic Candidates and Products. Sangamo will provide any such assistance and cooperation reasonably requested by Biogen during the [*] year period following completion of such Research Activities. Solely to the extent provided under Section 5.4 (Support Costs), Sangamo may invoice 50 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential Biogen for the internal costs (at the FTE Rate) and documented Out-of-Pocket Costs incurred in connection with providing such assistance and cooperation. ARTICLE 6 REGULATORY 6.1 General. Subject to the terms and conditions of this Agreement, Biogen shall have sole control over and decision-making authority with respect to all regulatory activities related to obtaining and maintaining Regulatory Approval and Pricing Approval for the Products in the Field in the Territory, at its own cost and expense, including all communications with any Regulatory Authorities and submissions thereto, in each case, regarding any Therapeutic Candidate or Product. Biogen may file all such applications in its own name (or in the name of its designee), and Biogen will own and control all such applications. Without limiting the generality of Section 5.7 (Assistance), Sangamo will reasonably assist Biogen in its efforts to prepare and submit any Regulatory Materials to obtain, support or maintain Regulatory Approvals and Pricing Approvals for all Products, including by providing to Biogen, upon Biogen’s reasonable request, all data, written reports and other documentation (other than [*]) related to such Product Controlled by Sangamo or its Affiliates (which assistance and data generation must be in accordance with applicable Law and requirements and standards by applicable Regulatory Authorities) as well as any necessary samples and materials. Sangamo will and will cause its Affiliates to cooperate with Biogen and its Affiliates in the event of any inspection by a Regulatory Authority related to any Product or any activities to be performed under this Agreement. Sangamo may invoice Biogen for the internal costs (at the FTE Rate) and documented expenses incurred in connection with providing such assistance and cooperation solely to the extent provided under Section 5.4 (Support Costs). 6.2 Regulatory Materials and Update. Biogen shall provide Sangamo with copies of (a) any [*] submitted by Biogen (or its Affiliates and Sublicensees) relating to any Product in the U.S. or any Ex-U.S. Major Market and (b) any Regulatory Materials submitted by Biogen (or its Affiliates and Sublicensees) to any Regulatory Authority in the Territory or received by Biogen (or its Affiliates and Sublicensees) from any Regulatory Authority in the Territory that are related to [*] any Product. Sangamo shall have the right to review and comment on drafts of such Regulatory Materials, and Biogen shall consider such comments in good faith, to the extent that such review and comment shall not delay the submission of any Regulatory Materials by Biogen. In addition, Biogen shall promptly notify Sangamo in writing of any decision by any Regulatory Authority [*] regarding any Regulatory Approval for any Product and will use reasonable efforts to notify Sangamo in writing of any decision by any other Regulatory Authority in the Territory regarding the receipt of any Regulatory Approval for any Product. 6.3 Product Recalls. In the event that any Regulatory Authority issues or requests a recall or takes similar action in connection with any Product, or in the event a Party reasonably believes that an event, incident or circumstance has occurred that may result in the need for a voluntary or mandatory recall, market withdrawal or other corrective action regarding any Product, such Party shall promptly advise the other Party thereof by telephone or facsimile. Biogen shall decide and have control over whether to conduct a recall or market withdrawal (except in the event 51 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential of a recall or market withdrawal mandated by applicable Law or Regulatory Authority, in which case it shall be required) or to take other corrective action in any country and the manner in which any such recall, market withdrawal or corrective action shall be conducted, and Biogen shall be solely responsible for the costs and expenses of such recall, market withdrawal or corrective action; provided that Biogen shall notify Sangamo prior to making any public disclosure of the recall, market withdrawal or corrective action and shall keep Sangamo regularly informed regarding any such recall, market withdrawal or corrective action. ARTICLE 7 MANUFACTURE AND SUPPLY 7.1 General. Except as otherwise set forth in this Agreement (including Section 7.2 (Sangamo Supply Obligations) below), Biogen will have the exclusive right to, and sole control over and decision-making authority with respect to, the Manufacture of Therapeutic Candidates and Products by itself or through one or more Affiliates or Third Parties selected by Biogen in its sole discretion. 7.2 Sangamo Supply Obligations. (a) Subject to the terms and conditions of this Agreement, on a Collaboration Target-by-Collaboration Target basis, Sangamo shall supply to Biogen any and all requirements of (i) research grade Products to be used in the conduct of the Research Activities by or on behalf of Sangamo or Biogen, (ii) one research grade Product that Specifically Binds to each Collaboration Target to be used in the conduct [*] conducted by or on behalf of Biogen and (iii) for only the first three (3) Products that [*], Clinical Trial Material to be used in the conduct of the first Phase 1 Clinical Trial for such Products, in each case ((i)-(iii)), in a form as agreed to by the Parties and in accordance with the applicable specifications set forth in the applicable Research Plan or CMC Plan, as applicable (the “Specifications”). Sangamo shall have no obligation to Manufacture or supply any Product that (A) [*], (B) with respect to Clinical Trial Material, [*] that [*] or (C) [*]. (b) Promptly after the Effective Date, the Parties shall negotiate in good faith and enter into a supply agreement for Manufacture and supply of the Products to be supplied by Sangamo to Biogen under Section 7.2(a)(ii) and Section 7.2(a)(iii) (the “Supply Agreement”), which Supply Agreement shall be consistent with this Article 7 (Manufacture and Supply) and the Parties shall negotiate in good faith and enter into a quality agreement (the “Quality Agreement”) that addresses the quality control terms and conditions related to the supply of Products pursuant to the Supply Agreement. (c) Subject to the terms and conditions of this Agreement, Sangamo shall also perform all manufacture process development work required for Sangamo to Manufacture (or have Manufactured) the Products that Sangamo is obligated to supply under Section 7.2(a). Sangamo shall perform such manufacture process development work for each Collaboration Target pursuant to a written manufacture process development plan that sets forth all material process development work to be conducted for one Product that Specifically Binds to each Collaboration Target, the timeline for performance thereof, and the Specifications (each, a “CMC Plan”). The CMC Plans 52 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential shall include all process development work required for the Manufacture of research grade Product [*] and, for each of the first three (3) Collaboration Targets only, also for the Manufacture of GMP grade Clinical Trial Materials for the first Phase 1 Clinical Trial for the first Product that Specifically Binds to such Collaboration Target. Any process development activities required to Manufacture research grade Product for use in the Research Activities will be separately included under the applicable Research Plan. Each CMC Plan shall also set forth (i) a detailed budget for such process development work, including both internal costs (at the FTE Rate) and out-of-pocket costs (each, a “CMC Budget”) and (ii) the quantities of the applicable Product to be ordered by Biogen and the estimated delivery date for such Product, which shall be consistent with the forecast provided by Biogen in accordance with a forecasting schedule to be agreed by the Parties in the Supply Agreement. Through the JMC, the Parties shall prepare and submit to the JSC to review, discuss and determine whether to approve each initial CMC Plan (including the CMC Budget) for each Collaboration Target promptly after the commencement of Research Activities under the applicable Research Plan. Through the JMC, the Parties shall prepare and submit to the JSC any updates and amendments to each CMC Plan as needed from time to time thereafter (including the CMC Budget included therein and any change in Specifications required by applicable Regulatory Authorities, contemplated by the CMC Plan or requested by Biogen). Each CMC Plan (including updates and amendment thereto) shall become effective upon approval by the JSC. (d) Sangamo may perform its obligations set forth under this Section 7.2(d) (Sangamo Supply Obligations) (the “Sangamo Manufacturing Activities”) itself or through a Third Party contract manufacturer (“CMO”) approved in writing by Biogen (which approval shall not be unreasonably withheld). As of the Effective Date, Biogen has approved the CMOs set forth in Schedule 7.2(d) (Approved CMOs). 7.3 Product Delivery. Sangamo shall deliver all Product supplied pursuant to Section 7.2 (Sangamo Supply Obligations) to Biogen or its designee Ex Works (Incoterms 2010) at Sangamo’s or its CMO’s Manufacturing facility. Title and risk of loss for all such Product shall transfer to Biogen upon such delivery. For any Manufacture and supply of Product pursuant to Section 7.2 (Sangamo Supply Obligations) conducted by Sangamo’s CMO, all warranties, representations, disclaimers and remedies for the Manufacture and supply of such Product under the Supply Agreement shall be consistent with the warranties, representations, disclaimers and remedies provided by such CMO to Sangamo pursuant to the applicable agreement between Sangamo and such CMO. For any Manufacture and supply of Product pursuant to Section 7.2 (Sangamo Supply Obligations) conducted directly by Sangamo, under the Supply Agreement Sangamo shall provide Biogen at least the same level of assurances and accountability as Sangamo receives from its CMOs providing equivalent Manufacturing services. 7.4 Manufacture by CMO. Unless otherwise agreed by the Parties, if Sangamo is performing the Sangamo Manufacturing Activities through one or more CMOs, then, in connection with the transition of any Manufacturing responsibilities to Biogen for a given Product, the Parties will discuss in good faith the assignment or transfer to Biogen of the agreements between Sangamo and one or more of such CMOs. Sangamo will use reasonable efforts to ensure that any such agreement between Sangamo and such a CMO that is specific to a Product under this Agreement permits Sangamo to assign such agreement to Biogen. 53 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential 7.5 Manufacturing Costs. (a) The Manufacturing Costs of the research grade Products Manufactured and supplied by Sangamo and used in the conduct of the Research Activities (whether conducted by or on behalf of Biogen or Sangamo) shall be included in Research Cost and shared [*] by the Parties pursuant to Section 4.4 (Research Costs). (b) Biogen shall pay Sangamo for the Manufacture and supply of the research grade Products [*] at a price equal to [*] of the Manufacturing Costs of such research grade Product, which amounts shall be paid in accordance with the terms and conditions of the Supply Agreement. (c) Biogen shall pay Sangamo for the Manufacture and supply of the Clinical Trial Materials at a price equal to [*] of the Manufacturing Costs of the Clinical Trial Materials, which amounts shall be paid in accordance with the terms and conditions of the Supply Agreement. (d) In addition to the amounts to be paid by Biogen pursuant to Section 7.2(a) through Section 7.2(c), Biogen shall reimburse Sangamo for all costs (at the FTE Rate) and documented out-of-pocket costs incurred by Sangamo in the performance of the Sangamo Manufacturing Activities under each CMC Plan, with no additional mark-up to the extent that such costs and expenses are incurred in accordance with the applicable CMC Plan and do not exceed the amounts budgeted for such activities in the applicable CMC Budget by more than [*] without the JMC’s written approval. Sangamo may invoice Biogen for such costs so incurred in accordance with this Section 7.5(d), and Biogen will pay the undisputed invoiced amounts within forty [*] days after the date of such invoice. 7.6 Observation by Biogen. Before the completion of the Manufacturing Technology Transfer with respect to Products that Specifically Bind to a given Collaboration Target, Sangamo will provide Biogen with the opportunity, upon Biogen’s reasonable request during normal business hours, to observe the Manufacturing processes and procedures for such Products (e.g., review assays, batch records, and release processes and procedures) for the purpose of enabling Biogen (or a CMO designated by Biogen) to Manufacture such Products pursuant to Section 7.7 (Manufacturing Technology Transfer). If Sangamo utilizes a CMO for the Manufacture of any Product, then Sangamo will take all reasonable actions, including entering into a three party agreement with Biogen and such CMO, to enable Biogen to exercise its rights under Section 7.1 (General) and this Section 7.6 (Observation by Biogen). 7.7 Manufacturing Technology Transfer. (a) In addition to the initial technology transfer set forth in Section 5.3 (Technology Transfer and Assistance) and subject to the remainder of this Section 7.7 (Manufacturing Technology Transfer), upon Biogen’s request with respect to a Product that Sangamo is Manufacturing pursuant to Section 7.2 (Sangamo Supply Obligations) at any time and upon reasonable advance notice to Sangamo, Sangamo will work with Biogen to transfer to Biogen or one of its CMOs (i) all Sangamo Manufacturing Know-How that is [*], to the extent not previously transferred to Biogen under this Agreement, by providing copies or samples of relevant 54 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential documentation, materials and other embodiments of any such Sangamo Manufacturing Know- How (including research cell banks and master cell banks) and by making available its qualified technical personnel on a reasonable basis to consult with Biogen with respect to such Know-How, and (ii) any materials (as well as any intermediates and impurities of such materials) used by Sangamo or its Affiliates or subcontractors in the Manufacture of such Product, including any Materials, intermediates and impurities for such Product (for each Product, the “Manufacturing Technology Transfer”). (b) Regardless of whether to Biogen itself or its CMO, for each of the first three Products for which Sangamo is responsible for the Manufacture and supply of the Clinical Trial Material for the first Phase 1 Clinical Trial as set forth under clause (iii) of Section 7.2(a), Sangamo shall provide one (1) Manufacturing Technology Transfer, which shall be for the Manufacture of GMP-grade Product, unless Biogen requests such Manufacturing Technology Transfer before the GMP-grade Manufacturing process is complete, in which case Sangamo shall only be required to provide such requested Manufacturing Technology Transfer of the Manufacturing process as it exists at the time of such transfer and shall not thereafter be required to perform a Manufacturing Technology Transfer for any GMP-grade Clinical Trial Material for any Product that Specifically Binds to such Collaboration Target. (c) For all Products (that contain Therapeutic Candidates) other than the first three Products, Sangamo shall only be required to provide one (1) Manufacturing Technology Transfer for such research grade Product. (d) Each such Manufacturing Technology Transfer will be conducted pursuant to and will be subject to a written plan developed by the Parties (through the JMC) in good faith at least [*] days prior to the anticipated commencement of such Manufacturing Technology Transfer, the purpose of which plan will be to ensure the complete and timely transfer of such Sangamo Manufacturing Know-How and Materials in a manner that is consistent with then-current and reasonable internal technology transfer corporate standards (or equivalent policy) of Biogen and each such plan will include the internal costs (at the FTE Rate) and out-of-pocket costs to be incurred in the performance of the activities set forth under such plan. The JMC will submit each such plan to the JSC to review, discuss and determine whether to approve. Without limiting the foregoing, in connection with the development of each plan for a Manufacturing Technology Transfer, Sangamo will identify to Biogen any Third Party Intellectual Property or any Materials used by Sangamo in the performance of the Sangamo Manufacturing Activities that may contain restrictions or conditions applicable to the use of such Third Party Materials or Intellectual Property by or on behalf of Biogen. If requested by Biogen, Sangamo will use reasonable efforts to facilitate Biogen’s access to or right to use or have used any such Materials or Intellectual Property. (e) In accordance with Section 5.4 (Support Costs), Biogen shall reimburse Sangamo for all costs and expenses incurred by Sangamo to perform each Manufacturing Technology Transfer to the extent in accordance with the written plan for such Manufacturing Technology Transfer, including both internal costs (at the FTE Rate) and documented out-of- pocket costs (including any technology transfer fee or license fee charged by the CMOs), except 55 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential that [*]. Sangamo may invoice Biogen for such costs so incurred in accordance with this Section 7.7(e), and Biogen will pay the undisputed invoiced amounts within [*] days after the date of such invoice. (f) Upon Biogen’s request, Sangamo shall introduce Biogen to Sangamo’s CMOs and reasonably cooperate with Biogen in its negotiation with such CMOs regarding technology transfer and supply of the Products by such CMO directly to Biogen. (g) After completion of Manufacturing Technology Transfer for a Product, Biogen shall be solely responsible for and have sole control and decision-making with respect to the Manufacture and supply of such Product. 7.8 Restrictions on Sublicenses to Manufacturing Technology. Notwithstanding any provision to the contrary set forth herein, on a Collaboration Target-by-Collaboration Target basis, the license granted to Biogen pursuant to Section 2.1(a)(i) shall not include a sublicense under any Patent Rights or Know-How licensed to Sangamo pursuant to [*] unless and until Sangamo conducts a Manufacturing Technology Transfer pursuant to Section 7.7 (Manufacturing Technology Transfer) with respect to a Product that Specifically Binds to such Collaboration Target and that includes a transfer of such Patent Rights or Know-How licensed to Sangamo pursuant to such agreement, as applicable. At such time Schedule 2.4 shall thereafter include the terms and conditions set forth on Schedule 7.8 ([*] Provisions) for purposes of this Agreement. 7.9 Sangamo Manufacturing Support. Without limiting the generality of Section 5.7 (Assistance), the Parties understand and agree following the Manufacturing Technology Transfer contemplated by Section 7.7 (Manufacturing Technology Transfer) it may be necessary for Biogen from time to time to seek assistance and cooperation from Sangamo in connection with the Manufacture of Products, including with respect to scale-up activities. Sangamo will use reasonable efforts to provide any such assistance and cooperation reasonably requested by Biogen following the completion of each Manufacturing Technology Transfer. Sangamo may invoice Biogen for the internal costs (at the FTE Rate) and documented out-of-pocket costs incurred in connection with providing such assistance and cooperation solely to the extent provided under Section 5.4 (Support Costs). ARTICLE 8 COMMERCIALIZATION 8.1 General. Subject to the terms and conditions of this Agreement, Biogen shall have sole control over and decision-making authority with respect to, at its sole cost and expense, the Commercialization of Products in the Field throughout the Territory, including: (a) developing and executing a commercial launch and pre-launch plan for each Product; (b) negotiating with applicable Governmental Authorities regarding the price and reimbursement status of each Product; (c) marketing and promotion; (d) booking sales and distribution and performance of related services; (e) handling all aspects of order processing, invoicing and collection, inventory and receivables; (f) providing customer support; and (g) ensuring its practices and procedures relating to the marketing and promotion of the Products comply with applicable Law. 56 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential 8.2 Commercial Diligence. Following receipt of Regulatory Approval for the first Product directed to a Collaboration Target in a particular country or jurisdiction, Biogen shall (by itself or with or through its Affiliates or Sublicensees) use Commercially Reasonable Efforts to Commercialize in the Therapeutic Field at least one Product directed to each such Collaboration Target in such country or jurisdiction; provided that the Parties acknowledge and agree that in some countries or jurisdictions, based on the size of the market or other relevant commercialization factors, Commercially Reasonable Efforts might not require Commercialization of the Product in such country or jurisdiction and, provided, further, that in determining compliance with this Section 8.2 (Commercial Diligence), overall level of efforts to Commercialize such Product in the Territory as a whole will be considered. Except as set forth in this Section 8.2 (Commercial Diligence), Biogen will have no other diligence obligations under this Agreement to Commercialize any Products. With respect to any material breach of Biogen’s diligence obligations under this Section 8.2 (Commercial Diligence), [*], Sangamo shall have the right to [*] terminate this Agreement with respect to the applicable Terminated Product or Terminated Region in accordance with Section 12.2(b) (Termination for Material Breach) [*]. 8.3 Commercialization Reports. During the Royalty Term for each Product, for so long as Biogen or its Affiliates or Sublicensees are Commercializing such Product, Biogen shall keep Sangamo reasonably informed as to the progress and results of its and its Affiliates’ and Sublicensees’ Commercialization of such Products on a [*] basis by providing to Sangamo a reasonably detailed summary regarding the status of the Commercialization activities of Biogen and its Affiliates and Sublicensees with respect to such Product, including a summary of the Commercialization activities performed since the last such Commercialization report and the planned future Commercialization activities and the anticipated dates of achievement of any commercial Milestone Events. Any reports delivered under this Section 8.3 (Commercialization Reports) will be Biogen’s Confidential Information under this Agreement. Upon Sangamo’s reasonable request and no more frequently than [*], the Parties will schedule either an in person meeting or teleconference to discuss the status, progress and results of such Commercialization activities, and during such meeting or teleconference, Biogen shall promptly respond to Sangamo’s reasonable questions or requests for additional information relating to such Commercialization activities. 8.4 Trademarks. Biogen shall have the right to brand the Products using Trademarks it determines appropriate, which may vary by country or within a country. Biogen shall own all rights in such Trademarks and may register and maintain such Trademarks in the countries and regions that it determines, at Biogen’s cost and expense. ARTICLE 9 FINANCIAL PROVISIONS 9.1 Upfront Payment and Equity Investment. (a) Biogen shall pay to Sangamo a one-time upfront payment of one hundred twenty five million Dollars ($125,000,000) (the “Upfront Payment”) within thirty (30) days after the Effective Date. 57 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential

(b) Concurrently with the execution of this Agreement, BIMA and Sangamo shall enter into the Stock Purchase Agreement, pursuant to which BIMA shall purchase from Sangamo, and Sangamo shall sell to BIMA newly issued shares of common stock of Sangamo on the terms and conditions set forth therein.

9.2 Collaboration Target Selection Fee. If Biogen nominates as a Collaboration Target a Target that (a) would not be one of the four (4) Initial Targets in accordance with Section 4.7 (Selection of Collaboration Targets) and (b) would not be a Replacement Target, then following the JSC's approval of the Research Plan for such Target (or at an earlier time upon Biogen's election in accordance with Section 4.7(g) (Research Plans for New Collaboration Targets)), Biogen shall pay to Sangamo a one-time, payment of (i) [*] if Sangamo provided to Biogen a Data Package for such Target pursuant to Section 4.7(e) (Data Packages) or (ii) [*] if Sangamo did not provide to Biogen a Data Package for such Target pursuant to Section 4.7(e) (Data Packages) (each such payment, in the case of (i) and (ii), a "**Collaboration Target Selection Fee**"). Biogen will pay such Collaboration Target Selection Fee no later than [*] days following Biogen's receipt of an undisputed invoice therefor, which invoice Sangamo may not provide to Biogen unless and until (A) the JSC so approve the Research Plan for such Collaboration Target in accordance with Section 4.7(g) (Research Plans for New Collaboration Targets) or (B) Biogen requests in writing to pay such Collaboration Target Selection Fee prior to the date on which the Parties so approve such Research Plan in accordance with Section 4.7(g) (Research Plans for New Collaboration Targets).

9.3 Milestone Payments.

(a) Milestone Events. Subject to the remainder of this Section 9.3(a) (Milestone Payments), on a Collaboration Target-by-Collaboration Target basis, Biogen shall pay to Sangamo the payments set forth in Table 9.3(a) below (each, a "**Milestone Payment**") one-time upon the first occurrence of the applicable event listed below (each a "**Milestone Event**") by the first Product directed toward each Collaboration Target, as applicable depending on the identity of such Collaboration Target:

Table 9.3(a)		
Milestone Event	**Milestone Payment**	
	Tau	**Collaboration Targets other than Tau**
[*]	[*]	[*]
(One page omitted)		

(b) Milestone Conditions.

(i) Each Milestone Payment shall be due and payable only once for each Collaboration Target, upon the first achievement thereof by a Product directed toward such

58

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential Collaboration Target, regardless of how many times such Milestone Event is achieved or the number of Products that achieve such Milestone Event. (ii) Each Milestone Payment shall be due and payable irrespective of whether such Milestone Event is achieved by Biogen or its Affiliates or Sublicensees. (iii) If one or more Milestone Events are skipped for a Product directed to a particular Collaboration Target, then subject to Section 9.3(b)(viii), such skipped Milestone Event(s) will be deemed achieved and payable upon the first achievement of the subsequent Milestone Event by a Product directed toward the same Collaboration Target, except that a Milestone Event in one country or jurisdiction will not be deemed to be achieved and payable solely because a subsequent Milestone Event was achieved in a different country or jurisdiction (e.g., [*] of a Product in [*] will not be deemed to trigger a Milestone Payment for [*] of such Product in [*] if such [*] of such Product has not yet occurred in [*]). In addition, if Biogen or any of its Affiliates or Sublicensees [*] for the first Product directed to a given Collaboration Target prior to paying the Milestone Payment due upon achievement of Milestone Event [*] in Table 9.3(a) above, then the Milestone Payment that would have been due upon achievement of Milestone Event [*] shall become due and payable in accordance with Section 9.3(c) (Notice and Payment). (iv) If Biogen or its Affiliates or Sublicensees achieve all Milestone Events (regardless of the number of times such events occur or the number of Products that trigger such event), then the maximum amount payable by Biogen with respect to Products directed to Tau is [*], and the maximum amount payable by Biogen with respect to Products directed toward any other Collaboration Target is [*] for such Collaboration Target. (v) If a Reserved Target is selected by Biogen as a Collaboration Target, and [*] such Collaboration Target is [*], then the Milestone Payments for achievement of Milestone Events [*] shall be [*] unless and until [*]. (vi) For the Sales Milestone Payment, the Net Sales of all Products directed to the same Collaboration Target shall be aggregated together for each Calendar Year. (vii) If [*] is not [*] but is later [*], then for purposes of determining whether Milestone Event [*] or Milestone Event [*] (as applicable) has been triggered, the [*] shall be deemed to occur as of the date of [*]. (viii) Notwithstanding any provision in this Agreement to the contrary, the maximum amount payable by Biogen with respect to Products directed toward any Collaboration Target as a result of Milestone Event [*] and Milestone Event [*] for such Collaboration Target is [*] for Products directed to Tau and [*] for Products directed to any other Collaboration Target. In the event Milestone Event [*] for a Collaboration Target has been achieved prior to the achievement of Milestone Event [*] for such Collaboration Target, then the Milestone Payment paid by Biogen due upon the achievement of Milestone Event [*] for such Collaboration Target shall be creditable against the Milestone Payment due upon achievement of Milestone Event [*] for such Collaboration Target. In the event Milestone Event [*] for a 59 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential Collaboration Target has been achieved prior to Milestone Event [*] for such Collaboration Target, then no Milestone Payment shall be due for achievement of Milestone Event [*] for such Collaboration Target. (c) Notice and Payment. (i) For Milestone Events [*] through [*], Biogen will notify Sangamo in writing of the achievement by Biogen or its Affiliates or Sublicensees of such Milestone Event no later than [*] days after Biogen becomes aware of the achievement thereof. Following the earlier of (A) such notification by Biogen or (B) any public announcement that such Milestone Event has been achieved, Sangamo will provide Biogen with an invoice for the corresponding Milestone Payment, and Biogen will pay to Sangamo such Milestone Payment no later than [*] days after its receipt of invoice for such Milestone Payment. (ii) For the Sales Milestone Payment, Biogen will notify Sangamo in writing of the achievement by Biogen or its Affiliates or Sublicensees of such Sales Milestone Payment no later than [*] days after the end of the Calendar Year in which the Sales Milestone Payment is payable. Thereafter, Sangamo will provide Biogen with an invoice for the Sales Milestone Payment, and Biogen will pay to Sangamo the Sales Milestone Payment no later than [*] days after its receipt of invoice for the Sales Milestone Payment. 9.4 Royalty Payments. (a) Royalty Rates. Subject to the remainder of this Section 9.4 (Royalty Payments), on a Collaboration Target-by-Collaboration Target basis, Biogen shall make quarterly royalty payments to Sangamo on the worldwide Net Sales of all Products directed to a given Collaboration Target that are sold by Biogen and its Affiliates and Sublicensees, as calculated by multiplying the applicable royalty rate set forth in Table 9.4 below for the applicable Collaboration Target by the corresponding amount of incremental annual worldwide Net Sales of such Products in the applicable Calendar Year. Table 9.4 For that portion of worldwide Net Sale in a Royalty Rate for the Applicable Calendar Year of all Products Directed to a Given Collaboration Target Collaboration Target: Collaboration Tau Targets other than Tau 1) Less than or equal to [*] [*] [*] 2) Greater than [*] [*] [*] but less than or equal to [*] 3) Greater than [*] [*] [*] but less than or equal to [*] 60 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential 4) Greater than [*] [*] [*] (b) Aggregation of Net Sales. For the purposes of determining the applicable royalty tier set forth above in Table 9.4, the Net Sales of all Products that are directed to the same Collaboration Target shall be aggregated together. (c) Royalty Term. Biogen’s royalty payment obligations under Section 9.4(a) (Royalty Rates) shall commence in a country upon the First Commercial Sale of a Product to a Third Party (other than a Sublicensee) for distribution, use or consumption in a country and shall expire, on a Product-by-Product and country-by-country basis, upon the latest of: (i) the tenth (10th) anniversary of such First Commercial Sale of such Product in such country; (ii) the expiration of the last-to-expire Valid Claim within the Licensed Patent Rights or Joint Patent Rights that Covers [*] (to the extent [*]of the Product) of such Product in such country (collectively, “Royalty Bearing Patent Rights”); and (iii) the expiration of all Regulatory Exclusivity for such Product in such country (the “Royalty Term”). (d) Royalty Reductions. (i) Loss of Patent Coverage. If a Product is sold in a country in the Territory during the applicable Royalty Term at a time when there is no Valid Claim within the Royalty Bearing Patent Rights that Covers [*] (to the extent [*] of the Product) of such Product in such country, then the royalty rates payable by Biogen pursuant to Section 9.4(a) (Royalty Rates) for such Product in such country during such time shall be reduced by [*], subject to Section 9.4(d)(iv) (Cumulative Adjustments). (ii) Biosimilar Competition. If, on a Product-by-Product, Calendar Quarter-by-Calendar Quarter and country-by-country basis, there is (A) a sale of one or more Biosimilar Products with respect to a Product in a country and (B) [*] decrease in revenue for Biogen on sales of such Product to Third Party purchasers (including Third Party Distributors) in any given Calendar Quarter as compared to the average revenue received by Biogen on sales of such Product during the immediately preceding [*]Calendar Quarters, then the royalty rates payable by Biogen pursuant to Section 9.4(a) (Royalty Rates) for such Product in such country shall be reduced by [*] for the remainder of the Royalty Term for such Product in such country, subject to Section 9.4(d)(iv) (Cumulative Adjustments). (iii) Third Party Patent Rights. If Biogen obtains a license or otherwise acquires rights (including [*]) to any Patent Right (or Know-How licensed or otherwise acquired with such Patent Rights) owned or controlled by a Third Party that [*] of a Product in a country in the Territory (or, solely with respect to [*] a Product in a country in the Territory), then Biogen shall have the right to deduct from any royalty payment that would otherwise have been due pursuant to this Section 9.4 (Royalty Payments) with respect to such Product in such country in a particular Calendar Quarter up to [*] of the [*] paid by Biogen to such Third Party pursuant to such agreement in respect of such Product in such country during such Calendar Quarter, subject to Section 9.4(d)(iv) (Cumulative Adjustments). 61 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential (iv) Cumulative Adjustments. Notwithstanding the reductions set forth in Section 9.4(d)(i) (Loss of Patent Coverage) through Section 9.4(d)(iii) (Third Party Patent Rights), in no event shall the operation of such reductions, individually or in combination, reduce the royalty payments paid to Sangamo with respect to any Product in the Territory in any Calendar Quarter to less than[*] of the royalty payments that would otherwise have been due pursuant to Section 9.4(a) (Royalty Rates). Biogen may carry forward any such reductions permitted under Section 9.4(d)(i) (Loss of Patent Coverage) through Section 9.4(d)(iii) (Third Party Patent Rights) that are incurred or accrued in a Calendar Quarter but are not applied against royalties due to Sangamo in such Calendar Quarter as a result of the foregoing floor and apply such amounts against royalties due to Sangamo in any subsequent Calendar Quarter (subject to the minimum floor set forth in this Section 9.4(d)(iv) (Cumulative Adjustments)) until the amount of such reduction has been fully applied against royalties due to Sangamo. (e) Reports and Payment. Within [*] days after each Calendar Quarter, commencing with the Calendar Quarter during which any Net Sales of any Products are made anywhere in the Territory, Biogen will deliver a report to Sangamo specifying on a Product-by- Product and country-by-country basis: (i) the amount of gross sales of the Products in the relevant Calendar Quarter, (ii) Net Sales in the relevant Calendar Quarter; (iii) to the extent such Net Sales include sales not denoted in U.S. Dollars, a summary of the current exchange rate methodology then in use by Biogen, (iv) a calculation of any adjustments to such royalties under Section 9.4(d) (Royalty Reductions) and (v) a calculation of the final royalties payable to Sangamo on such Net Sales. All royalty payments due under this Section 9.4 (Royalty Payments) for each Calendar Quarter will be due and payable within [*] days after the end of each Calendar Quarter. Biogen’s or its representatives’ reports delivered to Sangamo under this Section 9.4(e) (Reports and Payment) will be Biogen’s Confidential Information for purposes of this Agreement. 9.5 Payment Allocations. With respect to the Upfront Payment, BIG will pay [*] of such amount in consideration of the rights granted outside of the U.S. and BIMA will pay [*] of such amount in consideration of the rights granted in the U.S. With respect to the Collaboration Target Selection Fees, BIG will pay a percentage of each such amount in consideration of the rights granted outside of the U.S. and BIMA will pay a percentage each such amount in consideration to the rights granted in the U.S., such percentages, in each case, to be determined by Biogen at the time at which such amounts are due. BIG will pay the Ex-U.S. Milestone Payments when such amounts become due and payable in accordance with Section 9.3(a) (Milestone Payments) and BIMA will pay the U.S. Milestone Payments when such amounts become due and payable in accordance with Section 9.3(a) (Milestone Payments). BIMA will pay the portion of the Sales Milestone Payment based on the pro rata allocation of the Calendar Year Net Sales attributable to sales of the applicable Product in the U.S. and BIG will pay the portion of the Sales Milestone Payment based on the pro rata allocation of the Calendar Year Net Sales attributable to sales of the applicable Product outside of the U.S. With respect to all Milestone Payments that are not Ex-U.S. Milestone Payments, U.S. Milestone Payments or the Sales Milestone Payment, BIG will pay a percentage of each such amount in consideration of the rights granted outside of the U.S. and BIMA will pay a percentage each such amount in consideration to the rights granted in the U.S., such percentages, in each case, to be determined by Biogen at the time in which such amounts are due. 62 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential 9.6 Currency; Exchange Rate. All amounts payable and calculations under this Agreement shall be in Dollars. All payments to be made by one Party to the other Party under this Agreement shall be made in Dollars by bank wire transfer in immediately available funds to a bank account designated by written notice from such other Party. The rate of exchange to be used in computing the amount of currency equivalent in Dollars shall be the rate of exchange utilized by Biogen in its worldwide accounting system and calculated in accordance with GAAP consistently applied. 9.7 Late Payments; Refunds. Except as otherwise permitted under this Agreement, any undisputed payments or portions thereof due hereunder will be non-refundable and non- creditable. Any undisputed payments or portions thereof due hereunder that are not paid when due will accrue interest from the date due until paid at a per-annum rate of [*] over the then-current prime rate reported in The Wall Street Journal or the maximum rate allowable under applicable Law, whichever is lower. Each Party shall promptly notify the other Party regarding any invoice or payment dispute and the Parties shall diligently work in good faith to timely resolve any such disputes. 9.8 Tax. (a) Duties on [*]. [*] will pay all duties, levies, tariffs and similar charges arising as a result of the [*] (together “Duties”) however designated, arising from [*] by or on behalf of [*], including those imposed as a result of the [*]. (b) VAT. (i) All payments or amounts due under this Agreement, whether monetary or non-monetary, are exclusive of VAT and their equivalents. Any Party receiving a supply under this Agreement will pay any such VAT that is properly chargeable on such supply and accountable to a tax authority by the other Party in addition to, and at the same time as payment of, any amounts due under this Agreement. Where the prevailing legislation requires a VAT reverse charge, the receiving Party will correctly account for VAT in respect of the services received. The supplying Party will provide a tax invoice (or equivalent document) to support the charge (including a reverse charge) to VAT. For the avoidance of doubt, the Parties shall generally issue invoices in accordance with prevailing VAT legislation and irrespective of whether sums or consideration may be netted for settlement purposes. (ii) Any supply of goods or services under this Agreement shall be taxed in accordance with the prevailing VAT legislation. All Parties will reasonably cooperate to enable the use of any VAT exemptions, suspensions or other reliefs to the extent reasonably practicable. (iii) Where [*] makes a supply to [*] in respect of which [*] is required to account for VAT to a tax authority [*] (other than as a result of any taxable presence or establishment, as applicable, of [*] in a particular jurisdiction for VAT purposes) and this is paid by [*] in accordance with (i) above, [*] shall take all reasonable steps to recover any such VAT (including registering for VAT where legally permissible and submitting regular claims). [*] shall provide all information that [*] reasonably requests in respect of its supply to [*] to assist [*]in 63 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential recovering such VAT. If such VAT cannot legally be so recovered, then, [*] shall [*] any and all [*] or where necessary, [*] these amounts and [*] such amounts within [*]days following [*] thereof. (c) Withholding Taxes. Except as otherwise provided under this Agreement, in the event any payments made by one Party to another Party pursuant to this Agreement are subject to withholding taxes under the laws or regulation of any jurisdiction, the payor shall deduct and withhold the amount of such taxes to the extent required by applicable Laws. Notwithstanding the foregoing, the Parties acknowledge and agree that as of the Execution Date of this Agreement and under applicable Laws, no withholding tax is applicable to payments made by one Party to the other Party pursuant to this Agreement. (d) Tax Cooperation. To the extent that Biogen is required to deduct and withhold taxes on any payments under this Agreement, Biogen shall pay the amounts of such taxes to the proper Governmental Authority in a timely manner and promptly transmit to Sangamo an official tax certificate or other evidence of such withholding sufficient to enable Sangamo to claim such payments of taxes. Biogen shall request from Sangamo any tax forms that may be reasonably necessary in order for Biogen not to withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty. Sangamo shall use reasonable efforts to provide any such tax forms to Biogen at least [*] days prior to the due date for any payments for which Sangamo desires that Biogen apply a reduced withholding rate. Each Party shall provide the other with reasonable assistance to enable the recovery, as permitted by Law, of withholding taxes, VAT, or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the Party bearing such withholding tax or VAT. (e) Biogen Withholding Tax Action. Notwithstanding any provision in this Agreement to the contrary, if an action taken by Biogen (including any assignment (including pursuant to Section 16.2 (Assignment)), any sublicense of its rights or obligations under this Agreement, a change in tax residency of BIG or BIMA, or payments arise or are deemed to arise through a breach of this Agreement by Biogen, any transfer or payment obligations hereunder, or any failure to comply with applicable Laws or filing or record retention requirements) leads to the imposition of withholding tax liability on payment to Sangamo that would not have been imposed in the absence of such action (each, a “Biogen Withholding Tax Action”), then the sum payable by Biogen (in respect of which such deduction or withholding is required to be made) shall be increased by the amount necessary to ensure that Sangamo receives an amount equal to the amount it would have received had no Biogen Withholding Tax Action occurred. Any payments due to Sangamo pursuant to this section shall promptly be paid by Biogen upon request from Sangamo. 9.9 Records and Audit. Each Party shall maintain complete and accurate records in sufficient detail to permit the other Party to confirm the accuracy of the amount of Research Costs subject to sharing or reimbursement, royalty payments, Manufacturing Costs, achievement of sales milestones and other amounts payable under this Agreement. Upon reasonable prior notice, such records shall be open during regular business hours for a period of [*] years from the creation of individual records for examination by an independent certified public accountant selected by the auditing Party and reasonably acceptable to the audited Party for the sole purpose of verifying for 64 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential the auditing Party the accuracy of the financial reports furnished by the audited Party pursuant to this Agreement or of any payments made, or required to be made, by or to the audited Party pursuant to this Agreement. Such audits may occur no more often than once each Calendar Year and will be limited to the pertinent books and records for any Calendar Year ending not more than [*]months before the date of the request. Such auditor shall not disclose the audited Party’s Confidential Information to the auditing Party, except to the extent such disclosure is necessary to verify the accuracy of the financial reports furnished by the audited Party or the amount of payments to or by the audited Party under this Agreement. Any undisputed amounts shown to be owed but unpaid, or overpaid and in need of refund, shall be paid or refunded (as the case may be) within [*] days after the accountant’s report. If the audited Party is the Party that is required to make such additional payment or refund, then the audited Party shall also pay interest (as set forth in Section 9.7) (Late Payments) from the original due date (unless challenged in good faith by the audited Party). The auditing Party shall bear the full cost of such audit unless such audit reveals an overpayment to, or an underpayment by, the audited Party that resulted from a discrepancy in the financial report provided by the audited Party for the audited period, which underpayment or overpayment is more than [*] of the amount set forth in such report, in which case the audited Party shall reimburse the auditing Party for the costs for such audit. ARTICLE 10 INTELLECTUAL PROPERTY RIGHTS 10.1 Ownership of Inventions. (a) By Inventorship. Except as set forth in Section 10.1(b) (Assignment by Biogen) and Section 10.1(c) (Assignment by Sangamo) below, ownership of all Inventions shall be based on inventorship, as determined in accordance with the Laws of inventorship in the United States. and (i) each Party shall solely own any Inventions made solely by its and its Affiliates’ and Sublicensees’ employees, agents, or independent contractors and (ii) the Parties shall jointly own any Inventions that are made jointly by employees, agents or independent contractors of one Party and its Affiliates and sublicensees together with employees, agents, or independent contractors of the other Party and its Affiliates and sublicensees. Except to the extent either Party is restricted by the licenses granted to the other Party under this Agreement, each Party shall be entitled to practice, license (through multiple tiers), assign and otherwise exploit the Joint Technology [*] in all countries and jurisdictions without the duty of accounting or seeking consent from the other Party. Each Party will grant and hereby does grant to the other Party all further permissions, consents and waivers with respect to, and all licenses under, the Joint Technology, throughout the world necessary to provide the other Party with full rights of use and Exploitation of the Joint Technology. (b) Assignment by Biogen. (i) Assignment. Notwithstanding Section 10.1(a) (By Inventorship), Sangamo shall solely own all [*] Technology and shall own a joint and undivided interest in and to all [*] Technology. Biogen shall and hereby does assign and transfer to Sangamo, without additional consideration, (A) all rights, title and interests in and to [*] Technology and (B) a joint 65 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential and undivided interest in and to all [*] Technology, and Sangamo hereby accepts such assignment. All [*] Know-How shall be deemed Sangamo’s Confidential Information (and not the Confidential Information of Biogen) and all [*] Know-How shall be deemed the Confidential Information of both Parties. (ii) Covenants in Support of Assignment. Biogen will take (and cause its Affiliates and Sublicensees, and their respective employees, agents, and contractors to take) such further actions reasonably requested by Sangamo to evidence such assignment and to assist Sangamo in obtaining Patent Rights and other Intellectual Property protection for Inventions within the [*] Technology, including executing further assignments, consents, releases, and other commercially reasonable documentation and providing good faith testimony by affidavit, declaration, in-person, or other proper means in support of any effort by Sangamo to establish, perfect, defend, or enforce its rights in any [*] Technology through prosecution of governmental filings, regulatory proceedings, litigation, and other means, including through the filing, prosecution, maintenance and enforcement of the Patent Rights included in the [*] Technology. Biogen will obligate its Affiliates, Sublicensees, and Subcontractors to assign all [*] Technology to Biogen (or directly to Sangamo) so that Biogen can comply with its obligations under this Section 10.1(b) (Assignment by Biogen), and Biogen will promptly obtain such assignment. Without limitation, Biogen will cooperate with Sangamo if Sangamo applies for U.S. or foreign patent protection for Inventions within the [*] Technology and will obtain the cooperation of the individual inventors of any such [*] Technology. If Biogen is unable to assign any [*] Technology as set forth in Section 10.1(b)(i) (Assignment), then Biogen hereby grants and agrees to grant to Sangamo a royalty-free, fully paid-up, worldwide, exclusive, perpetual, irrevocable license (with the right to grant sublicenses through multiple tiers) under such [*] Technology for any and all purposes. (c) Assignment by Sangamo. (i) Assignment. Notwithstanding Section 10.1(a) (By Inventorship), Biogen shall solely own all [*] Technology and shall own a joint and undivided interest in and to all [*] Technology. Sangamo shall and hereby does assign and transfer to Biogen, without additional consideration, (A) all rights, title and interests in and to [[*] Technology and (B) a joint and undivided interest in and to all [*] Technology, and Biogen hereby accepts such assignment. All [*] Know-How shall be deemed Biogen’s Confidential Information (and not the Confidential Information of Sangamo). (ii) Covenants in Support of Assignment. Sangamo will take (and cause its Affiliates and Sublicensees, and their respective employees, agents, and contractors to take) such further actions reasonably requested by Biogen to evidence such assignment and to assist Biogen in obtaining Patent Rights and other Intellectual Property protection for Inventions within the [*] Technology, including executing further assignments, consents, releases, and other commercially reasonable documentation and providing good faith testimony by affidavit, declaration, in-person, or other proper means in support of any effort by Biogen to establish, perfect, defend, or enforce its rights in any [*] Technology through prosecution of governmental filings, regulatory proceedings, litigation, and other means, including through the filing, 66 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential prosecution, maintenance, and enforcement of the [*]Patent Rights. Sangamo will obligate its Affiliates, Sublicensees, and Subcontractors to assign all [*] Technology to Sangamo (or directly to Biogen) so that Sangamo can comply with its obligations under this Section 10.1(c) (Assignment by Sangamo), and Sangamo will promptly obtain such assignment. Without limitation, Sangamo will cooperate with Biogen if Biogen applies for U.S. or foreign patent protection for Inventions within the [*] Technology and will obtain the cooperation of the individual inventors of any such [*] Technology. If Sangamo is unable to assign any [*] Technology, then Sangamo hereby grants and agrees to grant to Biogen a royalty-free, fully paid- up, worldwide, exclusive, perpetual, irrevocable license (with the right to grant sublicenses through multiple tiers) under such [*] Technology for any and all purposes. (d) Unauthorized Inventions. (i) Assignment. Notwithstanding anything to the contrary set forth herein, in the event either Party (the “Unauthorized Inventing Party”) or its Affiliates, licensees, Sublicensees, Subcontractors, employees, agents or independent contractors or any Person contractually required to assign or license intellectual property rights to such Party or any Affiliate of such Party, discovers, generates, conceives or reduces to practice any Know-How through use or practice of Know-How or Patent Rights licensed to such Party pursuant to Section 2.1(a) or Section 2.2, as applicable, by the other Party (the “Licensor Party”) outside of the scope of such license grant and in breach of this Agreement (each, an “Unauthorized Invention”), then the Licensor Party shall own all such Unauthorized Inventions. With respect to each Unauthorized Invention, the applicable Unauthorized Inventing Party shall and hereby does assign and transfer to the applicable Licensor Party, without additional consideration, all rights, title and interests in and to such Unauthorized Invention, such Licensor Party hereby accepts such assignment and such Unauthorized Intention shall be deemed such Licensor Party’s Confidential Information (and not the Confidential Information of the Unauthorized Inventing Party). (ii) Covenants in Support of Assignment. With respect to each Unauthorized Invention, the applicable Unauthorized Inventing Party will take (and cause its Affiliates and Sublicensees, and their respective employees, agents, and contractors to take) such further actions reasonably requested by the applicable Licensor Party to evidence such assignment and to assist the Licensor Party in obtaining Patent Rights and other Intellectual Property protection for such Unauthorized Invention, including executing further assignments, consents, releases, and other commercially reasonable documentation and providing good faith testimony by affidavit, declaration, in-person, or other proper means in support of any effort by Licensor Party to establish, perfect, defend, or enforce its rights in such Unauthorized Invention through prosecution of governmental filings, regulatory proceedings, litigation, and other means, including through the filing, prosecution, maintenance, and enforcement of Patent Rights that Cover or otherwise claim such Unauthorized Invention. The Unauthorized Inventing Party will obligate its Affiliates, Sublicensees, and Subcontractors to assign such Unauthorized Invention to the Unauthorized Inventing Party (or directly to Licensor Party) so that the Unauthorized Inventing Party can comply with its obligations under this Section 10.1(d) (Unauthorized Inventions), and the Unauthorized Inventing Party will promptly obtain such assignment. Without limitation, the Unauthorized Inventing Party will cooperate with Licensor Party if Licensor Party applies for U.S. 67 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential or foreign patent protection for such Unauthorized Invention and will obtain the cooperation of the individual inventors of any such Unauthorized Invention. If the Unauthorized Inventing Party is unable to assign such Unauthorized Invention, then the Unauthorized Inventing Party hereby grants and agrees to grant to Licensor Party a royalty-free, fully paid-up, worldwide, exclusive, perpetual, irrevocable license (with the right to grant sublicenses through multiple tiers) under such Unauthorized Invention for any and all purposes. (e) Disclosure. During the Term, (i) Biogen will promptly disclose to Sangamo all [*] Know-How and [*] Know-How, (ii) Sangamo will promptly disclose to Biogen all [*] Know-How, and (iii) each Party will promptly disclose to the other Party all Inventions within the Joint Know-How and [*] Know-How, in each case ((i) through (iii)), that it develops or invents, whether solely or jointly with others (in any event, prior to the filing of any patent application with respect to such Inventions), including all invention disclosures or other similar documents submitted to such Party by its or its Affiliates’ employees, agents, or independent contractors relating thereto. Each Party shall also respond promptly to reasonable requests from the other Party for additional information relating to such Inventions. (f) Personnel Obligations. Each employee, agent or independent contractor of a Party or its respective Affiliates or Sublicensees performing work under this Agreement shall, prior to commencing such work, be bound by invention assignment obligations, including: (i) promptly reporting any invention, discovery, process or other Intellectual Property; (ii) presently assigning to the applicable Party all of his or her rights, title and interests in and to any invention, discovery, process or other Intellectual Property; (iii) cooperating in the Prosecution and Maintenance and enforcement of any patent and patent application; and (iv) performing all acts and signing, executing, acknowledging and delivering any and all documents required for effecting the obligations and purposes of this Agreement. It is understood and agreed that such invention assignment agreement need not reference or be specific to this Agreement. 10.2 Patent Prosecution. (a) Biogen-Prosecuted Patent Rights. (i) As between the Parties, Biogen will have (A) the sole right, but not the obligation, to control the preparation, filing, prosecution (including any oppositions, interferences, reissue proceedings, reexaminations, post-grant proceedings, supplemental examinations, post grant review proceedings, inter partes review proceedings, patent interference proceedings, opposition proceedings, derivation proceedings, reissue and reexamination, maintenance and defense) (such activities collectively, the “Prosecution and Maintenance”) of the [*] Patent Right Rights and [*] Patent Rights (such Patent Rights, the “Biogen Sole- Prosecuted Patent Rights”) and (B) the first right, but not the obligation, to control the Prosecution and Maintenance and defense [*], of (1) all [*] Patent Rights that [*] that [*] that are otherwise [*] (irrespective of whether such Know-How Covered or otherwise claimed by such [*] Patent Right was discovered, generated, conceived or reduced to practice [*] or [*]), and (2) any [*] Patent Rights[*] (such Patent Rights described in clause (B), the “Biogen First Right Patent Rights,” and together with the Biogen Sole-Prosecuted Patent Rights, the “Biogen-Prosecuted 68 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential Patent Rights”). Biogen will be the Prosecuting Party with respect to all Biogen-Prosecuted Patent Rights. Biogen will be responsible for and pay all future costs and expenses incurred in connection with the Prosecution and Maintenance of the Biogen-Prosecuted Patent Rights and will keep Sangamo reasonably informed as to material developments with respect to the preparation, filing, prosecution, issuance, and maintenance of the Biogen First Right Patent Rights, including providing to Sangamo notice in advance of abandoning any such Biogen First Right Patent Rights. In addition, Biogen will provide to Sangamo drafts of all filings related to any Biogen First Right Patent Rights and will reasonably incorporate any reasonable comments timely provided by Sangamo with respect thereto. (ii) If, during the Term, Biogen decides that it is no longer interested in the Prosecution and Maintenance of a particular Biogen First Right Patent Right, then it will promptly provide written notice to Sangamo of such decision at least [*]days prior to any filing or payment due date or any other due date that requires action in order to avoid loss of rights in connection with such Patent Right. Sangamo may, upon written notice to Biogen, assume the Prosecution and Maintenance of such Patent Right at Sangamo’s sole cost and expense. In such event Sangamo will be responsible for [*] of the costs and expenses of the Prosecution and Maintenance of such Patent Right, and Sangamo will thereafter be the “Prosecuting Party” with respect thereto for all purposes under this Agreement. (b) Sangamo-Prosecuted Patent Rights. (i) As between the Parties, Sangamo will have (A) the sole right, but not the obligation, to control the Prosecution and Maintenance of the [*] Patent Rights (other than any [*]Patent Rights and specifically including [*] Patent Rights and [*]Patent Rights) (such Patent Rights, the “Sangamo Sole-Prosecuted Patent Rights”), and (B), the first right, but not the obligation, to control the Prosecution and Maintenance of [*], the (1) [*]Patent Rights that [*] (irrespective of whether such Know-How or invention Covered or otherwise claimed by such [*] Patent Right was discovered, generated, conceived or reduced to practice [*] and (2) any [*] Patent Rights [*] (such Patent Rights, the “Sangamo First Right Patent Rights,” and together with the Sangamo Sole-Prosecuted Patent Rights, the “Sangamo-Prosecuted Patent Rights”) in accordance with this Agreement. Sangamo will be the Prosecuting Party with respect to all Sangamo-Prosecuted Patent Rights. Sangamo will be responsible for and pay all future costs and expenses incurred in connection with the Prosecution and Maintenance of the Sangamo-Prosecuted Patent Rights and will keep Biogen reasonably informed as to material developments with respect to the preparation, filing, prosecution, issuance and maintenance of the Sangamo-Prosecuted Patent Rights and will keep Biogen reasonably informed as to material developments with respect to the preparation, filing, prosecution, issuance and maintenance of the Sangamo First Right Patent Rights, including providing to Biogen notice in advance of abandoning any such Sangamo First Right Patent Rights. In addition, Sangamo will provide to Biogen drafts of all filings related to any Sangamo First Right Patent Rights for Biogen’s review and comment, and Sangamo will reasonably incorporate any reasonable comments timely provided by Biogen with respect thereto. (ii) If, during the Term, Sangamo decides that it is no longer interested in the Prosecution and Maintenance of a particular Sangamo First Right Patent Right, then it will 69 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential promptly provide written notice to Biogen of such decision at least [*]days prior to any filing or payment due date or any other due date that requires action in order to avoid loss of rights in connection with such Patent Right. Biogen may, upon written notice to Sangamo, assume the Prosecution and Maintenance of such Patent Right at Biogen’s sole cost and expense. In such event Biogen will be responsible for [*]of the costs and expenses of the Prosecution and Maintenance of such Patent Right, and Biogen will thereafter be the “Prosecuting Party” with respect thereto for all purposes under this Agreement. (c) [*] Patent Rights. As used in this Agreement, “[*] Patent Rights” means any [*] Patent Rights that (a) [*] and (b) [*]. During the [*] or such other time as agreed upon by the Parties, [*] will file [*] Patent Right for [*]. [*] for each Collaboration Target, [*] responsibility for the Prosecution and Maintenance of all [*] Patent Rights [*] such Collaboration Target. With respect to any new patent applications within the [*] Patent Rights filed after [*] that [*], [*] will [*] or [*]. If [*] in the immediately foregoing sentence and [*] after receipt of notice thereof from [*], then such Patent Right shall thereafter be deemed a [*] Patent Right for purposes of this Agreement. (d) [*] Patent Rights. (i) If either Party seeks to file any [*] Patent Rights, then (A) such Party shall notify the other Party in writing, (B) the Parties will discuss in good faith to determine whether to file any such Patent Rights and (C) if the Parties so determine to file any such [*] Patent Rights, then the Parties will also determine which Party will be the Prosecuting Party with respect to such Patent Rights and accordingly will control the Prosecution and Maintenance of such Patent Rights. (ii) If the Parties cannot agree as to (A) whether to file any [*] Patent Rights that Cover or otherwise claim any [*] Know-How or (B) which Party will be the Prosecuting Party with respect to such Patent Rights, in each case ((A) and (B)), within [*] days of a Party’s notice with respect thereto, then subject to the remainder of this Section 10.2(d) ([*] Patent Rights): (1) if such [*] Know-How was [*], then [*] shall have final decision-making authority with respect to the matters described in clauses (A) and (B) above; (2) if such [*] Know-How was [*], then [*] shall have final decision-making authority with respect to the matters described in clauses (A) and (B) above; and (3) if such [*] Know-How was [*], then such disputes shall be first referred for resolution to the Senior Vice President and Chief Intellectual Property Counsel of Biogen and the Vice President, Intellectual Property of Sangamo. If such Persons are unable to resolve such dispute within [*] days following the date on which such matter was referred to them, then such dispute shall be referred to the general counsel of each Party for resolution. If the general counsel of the Parties cannot resolve the dispute within [*] days following the date on which such matter was referred to them, then either Party may pursue any and all remedies available under Section 16.8 (Jurisdiction; Venue). 70 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential (iii) Notwithstanding any provision in this Agreement to the contrary, the Prosecuting Party will provide to the non-Prosecuting Party drafts of all filings related to any [*] Patent Rights and will incorporate any reasonable comments from the non-Prosecuting Party related to such filings or the prosecution or maintenance of any [*] Patent Rights. [*] will be responsible for [*] the costs and expenses of the Prosecution and Maintenance of all [*] Patent Rights and the non-Prosecuting Party will pay to the Prosecuting Party all undisputed amounts set forth in any invoice issued by the Prosecuting Party for such costs no later than [*] days after the non-Prosecuting Party’s receipt thereof. If either Party does not bear its share of costs and expenses of the Prosecution and Maintenance of any [*] Patent Rights, then the non-paying Party will lose its right to be the Prosecuting Party or to offer comments, in each case, with respect to such [*] Patent Rights and the other Party will thereafter be the Prosecuting Party with respect to such [*]Patent Rights and will have assume the sole rights with respect to the Prosecution and Maintenance of such Patent Right at its sole cost and expense. (e) Cooperation. The non-Prosecuting Party will (i) obtain and deliver to the Prosecuting Party any necessary documents for the Prosecuting Party to exercise its rights to prepare, prosecute, defend, and maintain all Patent Rights pursuant to this Section 10.2 (Patent Prosecution), (ii) render all signatures that will be necessary in connection with all such patent filings and (iii) assist the Prosecuting Party in all other reasonable ways that are necessary for the issuance of those Patent Rights for which such Prosecuting Party is responsible, as well as for the Prosecution and Maintenance of such Patent Rights. (f) Coordination in Prosecution. Notwithstanding Biogen’s right to prepare, file, prosecute and maintain the Biogen-Prosecuted Patent Rights or Sangamo’s right to prepare, file, prosecute and maintain the Sangamo-Prosecuted Patent Rights, the Parties will, and will cause their Affiliates to, cooperate and implement reasonable patent filing and prosecution strategies (including filing divisionals, continuations or otherwise) so that, to the extent reasonably feasible [*] Patent Rights and [*] Patent Rights are pursued [*]. 10.3 Patent Enforcement. (a) Notification. Each Party will promptly notify the other in the event of any actual, likely, or suspected infringement of any Biogen-Prosecuted Patent Right, Sangamo- Prosecuted Patent Right or [*] Patent Right (an “Infringement”), including any Infringement that arises as a result of the making, using, offering to sell, selling or importing of a product that [*] (a “Competitive Infringement”). In addition, each Party will promptly notify the other in the event such Party becomes aware of any action by a Third Party for a declaration that any of the Biogen First Right Patent Rights, Sangamo First Right Patent Rights or [*] Patent Rights (as applicable) are not infringed, are invalid or unenforceable. In all cases, each Party will provide any available evidence of such Infringement or other conduct with such notification. (b) Competitive Infringements. (i) During the Term, Biogen will have (A) the sole right, but not the obligation, to initiate an infringement or other appropriate suit (an “Infringement Action”) against any Competitive Infringement with respect to any Biogen Sole-Prosecuted Patent Rights, (B) the 71 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential first right, but not the obligation, to initiate an Infringement Action against a Competitive Infringement with respect to any Biogen First Right Patent Rights and any [*] Patent Rights that Biogen is prosecuting pursuant to Section 10.2(d), in each case ((A) and (B)), at Biogen’s sole discretion and at Biogen’s sole cost and expense. (ii) During the Term, if Biogen fails to initiate an Infringement Action against any Competitive Infringement with respect to any Biogen First Right Patent Rights within [*] days after written notice of such Competitive Infringement is first provided by a Party under Section 10.3(b)(i), then Sangamo will have the right to initiate and control an Infringement Action with respect to such Competitive Infringement by counsel of its own choice, at its own discretion and at Sangamo’s cost and expense and Biogen will have the right, at its own expense, to be represented in any such action by counsel of its own choice; provided that if[*] during such [*]day period [*] institute any Infringement Action against such Competitive Infringement with respect to any Biogen First Right Patent Rights [*], then [*] the right to initiate and control an applicable Infringement Action with respect to such Competitive Infringement. (iii) During the Term, Sangamo will have (A) the sole right, but not the obligation, to initiate an Infringement Action against any Competitive Infringement with respect to any Sangamo Sole-Prosecuted Patent Rights and (B) the first right, but not the obligation, to initiate an Infringement Action against a Competitive Infringement with respect to any Sangamo First Right Patent Rights and any [*] Patent Rights the Prosecution and Maintenance for which Sangamo is responsible pursuant to Section 10.2(d) (collectively, the “Sangamo First Enforcement Right Patent Rights”), in each case ((A) and (B)), at Sangamo’s sole discretion and at Sangamo’s sole cost and expense. (iv) During the Term, if Sangamo fails to initiate an Infringement Action against any Competitive Infringement with respect to any Sangamo First Enforcement Right Patent Rights within [*] days after written notice of such Competitive Infringement is first provided by a Party under Section 10.3(b)(i), then Biogen will have the right to initiate and control an Infringement Action with respect to such Competitive Infringement by counsel of its own choice, at its own discretion and at Biogen’s cost and expense and Sangamo will have the right, at its own expense, to be represented in any such action by counsel of its own choice. (c) Infringement Actions for Infringements other than Competitive Infringements. During the Term, (i) Biogen will have the sole right, but not the obligation, to initiate an Infringement Action against any Infringement that is not a Competitive Infringement with respect to any Biogen Sole-Prosecuted Patent Rights, at Biogen’s sole discretion and at Biogen’s sole cost and expense, (ii) Sangamo will have the sole right, but not the obligation, to initiate an Infringement Action against any Infringement that is not a Competitive Infringement with respect to (A) any Licensed Patent Rights and any Patent Right Controlled by Sangamo that is not a Licensed Patent Right, at Sangamo’s sole discretion and at Sangamo’s sole cost and expense and (iii) the Parties shall jointly agree upon any initiation of an Infringement Action against any Infringement that is not a Competitive Infringement with respect to any [*] Patent Right or [*] Patent Right, provided, that neither Party shall unreasonably withhold its agreement 72 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential to initiate any such Infringement Action with respect to any [*] Patent Right or [*] Patent Right (as applicable) upon the reasonable request of the other Party. (d) Collaboration. Each Party shall provide to the enforcing Party reasonable assistance in the enforcement action brought under this Section 10.3 (Patent Enforcement), at such enforcing Party’s request and expense, including to be named in such action if required by applicable Laws to pursue such action. The enforcing Party shall keep the other Party regularly informed of the status and progress of such enforcement efforts, shall reasonably consider the other Party’s comments on any such efforts, including determination of litigation strategy, filing of material papers to the competent court. The non-enforcing Party shall be entitled to separate representation in such matter by counsel of its own choice and at its own expense, but such Party shall at all times cooperate fully with the enforcing Party. The enforcing Party shall not settle any claim, suit or action that it brought under Section 10.3(b) (Enforcement Rights) in any manner that would limit the rights of the other Party or impose any obligation on the other Party, without the prior written consent of the other Party, which consent shall not be unreasonably withheld, conditioned or delayed. (e) Expenses and Recoveries. The enforcing Party bringing a claim, suit or action under Section 10.3(b) (Competitive Infringement) shall be solely responsible for any expenses (including attorneys’ fees and costs) incurred by such Party as a result of such claim, suit or action. If such Party recovers monetary damages in such claim, suit or action, then such recovery shall be allocated first to the reimbursement of any expenses incurred by the Party bringing suit, second to the reimbursement of any expenses incurred by the other Party in such litigation, and (i) if [*], any remaining amounts shall be [*] and [*] and (ii) if [*]. 10.4 Defense of Claims. Each Party will promptly inform the other Party in writing if such Party receives written notice, or otherwise becomes aware, of alleged infringement, misappropriation, or other violation of a Third Party’s Intellectual Property based upon such Party’s performance of its obligations or exercise of its rights hereunder. Except as otherwise set forth under this Agreement (including under Article 14 (Indemnification; Liability; Insurance)), such Party will be solely responsible for the defense of any such claim brought against it. Such Party will each keep the other Party advised of all material developments in the conduct of any proceedings in defending any claim of alleged infringement, misappropriation or other violation related to any Therapeutic Candidates or Products and will reasonably cooperate with the other Party in the conduct of such defense. In no event may such Party settle any such infringement, misappropriation or other violation claim in a manner that would materially limit the rights of the other Party or impose any material obligation on the other Party, in each case, without the other Party’s prior written consent, which consent will not be unreasonably withheld, delayed, or conditioned. 10.5 Patent Listing. Subject to the remainder of this Section 10.5 (Patent Listing), [*], to determine and control the listing of any [*] Patent Rights in the then-current edition of the FDA’s Purple Book in connection with the Regulatory Approval of any Product, or in equivalent patent listings in any other country within the Territory. In addition, in the event [*] a Purple Book listing 73 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential with respect to any [*] Patent Rights, then, in each case, [*] shall be required to obtain [*] prior written consent, which consent will not be unreasonably withheld, conditioned or delayed. 10.6 Patent Extensions. [*]right, but not the obligation, to seek, [*], if so required, patent term extensions, patent term restorations and supplemental protection certificates or the like available under the Law, including 35 USC §156 and applicable foreign counterparts, in any country in the Territory in relation to the[*] Patent Rights, in each case where applicable to a Product. Sangamo and Biogen shall cooperate in connection with all such activities. [*], its agents and attorneys shall give due consideration to all suggestions and comments of [*] regarding any such activities, but in the event of a disagreement between the Parties, [*]; provided, however, that [*] to extend any [*] Patent Right or [*] Patent Right [*] including through the use of supplemental protection certificates and the like, unless s[*] such Patent Right may not be extended under Law [*]. 10.7 Patent Rights Licensed From Third Parties. Each Party’s rights under Sections 10.2 (Patent Prosecution), 10.3 (Patent Enforcement) and 10.5 (Patent Extensions) with respect to any Licensed Patent Right that is licensed by Sangamo from a Third Party shall be subject to the rights retained by such Third Party. ARTICLE 11 CONFIDENTIALITY; PUBLICATION 11.1 Confidential Information. It is understood and agreed by the Parties that: (a) the terms and conditions of this Agreement will be considered Confidential Information of both Parties and kept confidential by each of the Parties in accordance with this Article 11 (Confidentiality; Publication); (b) the Biogen Licensed Technology, all royalty reports provided to Sangamo pursuant to Section 9.4(e) (Reports and Payment), all Development reports provided to Sangamo pursuant to Section 5.6 (Development Reports), all Commercialization reports provided to Sangamo pursuant to Section 8.3 (Commercialization Reports), all reports provided to Biogen pursuant to Section 4.6 (Research Report), the identities of the Reserved Targets, the Collaboration Targets, the Therapeutic Candidates and the Products will each be considered the Confidential Information of Biogen; and (c) all Licensed Technology and [*] will be considered the Confidential Information of Sangamo. 11.2 Duty of Confidence. Subject to the other provisions of this Article 11 (Confidentiality; Publication), during the Term and for [*] years thereafter, all Confidential Information of a Party (the “Disclosing Party”) shall be maintained in confidence and otherwise safeguarded by the other Party (the “Receiving Party”) and its Affiliates using at least the same degree of care with which the Receiving Party holds its own confidential information (but in no event less than a reasonable degree of care) and will not (a) disclose such Confidential Information to any Person without the prior written approval of the Disclosing Party, except, solely to the extent 74 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential necessary to exercise its rights or perform its obligations under this Agreement, to its employees, Affiliates, Sublicensees, and Subcontractors, consultants or agents who have a need to know such Confidential Information, all of whom will be similarly bound by confidentiality, non-disclosure and non-use provisions at least as restrictive or protective of the Parties as those set forth in this Agreement and for whom the Receiving Party will be responsible, or (b) use such Confidential Information for any purpose other than for the purposes contemplated by this Agreement. The Receiving Party will use diligent efforts to cause the foregoing Persons to comply with the restrictions on use and disclosure set forth in this Section 11.2 (Duty of Confidence), and will be responsible for ensuring that such Persons maintain the Disclosing Party’s Confidential Information in accordance with this Article 11 (Confidentiality; Publication). Each Party will promptly notify the other Party of any misuse or unauthorized disclosure of the other Party’s Confidential Information. 11.3 Exceptions. Information of a Disclosing Party will not be Confidential Information of such Disclosing Party to the extent that the Receiving Party can demonstrate through competent evidence that such information: (a) is already in the possession of the Receiving Party at the time of its receipt without an obligation of confidentiality, and not through a prior disclosure by the Disclosing Party, as documented by the Receiving Party’s contemporaneous written records; (b) is in the public domain before its receipt from the Disclosing Party, or thereafter, other than through any act or omission of the Receiving Party or any of its Affiliates or any disclosure in breach of this Agreement, such information enters the public domain; (c) is subsequently disclosed to the Receiving Party by a Third Party without obligation of confidentiality who may rightfully do so and is not under a conflicting obligation to the Disclosing Party; or (d) is discovered or developed by the Receiving Party independently and without use of, reference to or reliance upon any Confidential Information received from the Disclosing Party, as documented by the Receiving Party’s contemporaneous written records. Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the Receiving Party unless the combination itself and principle of operation are published or available to the general public or in the rightful possession of the Receiving Party. 11.4 Authorized Disclosures. In addition to the exceptions contained in Sections 11.2 (Duty of Confidence) and 11.3 (Exceptions), a Party may disclose the other Party’s Confidential Information (including this Agreement and the terms herein) to the extent that such disclosure is reasonably necessary in the following instances: (a) the prosecution and maintenance of Biogen-Prosecuted Patent Rights or Sangamo-Prosecuted Patent Rights, in each case, as contemplated by this Agreement; 75 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential (b) disclosure of the existence and applicable terms of this Agreement and the status and results of Exploitation of one or more Therapeutic Candidates or Products to actual or bona fide potential investors, acquirors, Sublicensees, lenders and other financial or commercial partners, and their respective attorneys, accountants, banks, investors and advisors, solely for the purpose of evaluating or carrying out an actual or potential investment, acquisition, sublicense, debt transaction or collaboration; provided that, in each such case, on the condition that such Persons are bound by obligations of confidentiality, non-disclosure and non-use provisions at least as restrictive or protective of the Parties as those set forth in this Agreement or otherwise customary for such type and scope of disclosure, and that any such disclosure is limited to the maximum extent practicable for the particular context in which it is being disclosed; (c) such disclosure is to a Governmental Authority and necessary or desirable (i) to obtain or maintain INDs, Regulatory Approval or Pricing Approvals for any Product within the Territory, or (ii) in order to respond to inquiries, requests or investigations by such Governmental Authority relating to Products or this Agreement, in each case ((i) and (ii)), as necessary for the Exploitation of a Therapeutic Candidate or Product; (d) to the extent required by applicable Law, judicial or administrative process, including the United States Securities and Exchange Commission or equivalent foreign agency or regulatory body, provided that in such event such Party shall promptly inform the other Party of such required disclosure and provide the other Party, unless prohibited by Law, an opportunity to challenge or limit the disclosure obligations, provided that (i) Confidential Information that is disclosed pursuant to Section 11.4(c) or this Section 11.4(d) shall remain otherwise subject to the confidentiality and non-use provisions of this Article 11 (Confidentiality; Publication) (provided that such disclosure is not a public disclosure) and (ii) in each such event, as promptly as reasonably practicable and to the extent not prohibited by applicable Law or judicial or administrative process, such Party will notify the other Party of such required disclosure and provide a draft of the disclosure to the other Party reasonably in advance of such filing or disclosure for the other Party’s review and comment. The non-disclosing Party will provide any comments as soon as practicable, and the disclosing Party will consider in good faith any timely comments provided by the non-disclosing Party; provided that the disclosing Party may or may not accept such comments in its sole discretion. Confidential Information that is disclosed in order to comply with applicable Law or by judicial or administrative process pursuant to this Section 11.4(d), in each case, will remain otherwise subject to the confidentiality and non-use provisions of this Article 11 (Confidentiality; Publication) with respect to the Party disclosing such Confidential Information, and such Party will take all steps reasonably necessary, to seek continued confidential treatment of such Confidential Information, and each Party will be responsible for its own legal and other external costs in connection with any such filing or disclosure pursuant to this Section 11.4(d); (e) to prosecute or defend litigation and to enforce, protect or defend Patent Rights in connection with the Receiving Party’s rights and obligations pursuant to this Agreement, provided that, in each case, reasonable prior written notice is given by the Receiving Party before filing; 76 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential (f) to allow the Receiving Party to exercise its rights and perform its obligations hereunder, provided that such disclosure is covered by terms of confidentiality and non-use at least as restrictive as those set forth herein; or (g) any such disclosures reasonably necessary for Sangamo to comply with its obligations under any Upstream Licenses. 11.5 Confidential Treatment. Notwithstanding any provision to the contrary set forth in this Agreement, if a Party is required or permitted to make a disclosure of the other Party’s Confidential Information pursuant to Section 11.4 (Authorized Disclosures), then it will, to the extent not prohibited by applicable Law or judicial or administrative process, except where impracticable, give reasonable advance notice to the other Party of such proposed disclosure and use reasonable efforts to secure confidential treatment of such information and will only disclose that portion of Confidential Information that is legally required to be disclosed as advised by its legal counsel. In any event, each Party agrees to take all reasonable action to avoid disclosure of Confidential Information of the other Party hereunder. 11.6 Technical Publication. (a) Biogen acknowledges that prior to the Execution Date, Sangamo has submitted for publication [*] relating to [*] and Sangamo shall retain the right to publish such submitted publications (in substantially the form submitted) without the obligation to comply with the review and comment provisions set forth in this Section 11.6(a). Additionally, Biogen acknowledges that as of the Execution Date, Sangamo is a party to the certain agreement with Third Party research and academic institution described on Schedule 11.6(a) (Academic Research Agreements) (such agreement and each additional agreement added pursuant to this Section 11.6(a), an “Academic Research Agreement”) pursuant to which such Third Party research and academic institutions have or are performing research activities regarding [*] and have certain rights to publish and present on such activities conducted pursuant to such Academic Research Agreements. Sangamo shall have the right to allow such Third Party research and academic institutions to publish and present pursuant to the terms of the applicable Academic Research Agreement without the obligation to comply with the review and comment provisions set forth in Section 11.6(b); provided that Sangamo shall, to the extent permitted under the applicable Academic Research Agreement, allow Biogen to review and comment on such publications in accordance with Sangamo’s rights under such agreement or, if Sangamo is not permitted to allow Biogen to review and comment on such publications, then Sangamo shall exercise such rights using its reasonable discretion and in good faith. No later than [*] days after Biogen’s selection of a Target as a Collaboration Target pursuant to Section 4.7(a) or of Biogen’s nomination of a Target as a Collaboration Target pursuant to Section 4.7(c), as applicable, Sangamo shall have the right to update Schedule 11.6(a) (Academic Research Agreements) to include any agreement with a Third Party academic or research institution relating to such Collaboration Target that gives such Third Party publication rights and such additional agreements shall be deemed Academic Research Agreements. 77 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential (b) [*] any publication rights with respect to the Therapeutic Candidates and the Products, and subject to this Section 11.6 (Technical Publication), [*] publish on the foregoing. Notwithstanding the foregoing, neither Party may publish peer reviewed manuscripts, or give other forms of public disclosure such as abstracts and presentations, of Results or otherwise relating to the Research Activities or a Therapeutic Candidate or Product without the opportunity for prior review and approval by the other Party (such approval not to be unreasonably withheld), except to the extent required by applicable Law or with respect to publication of [research on the Sangamo Platform Technology] performed by Sangamo in accordance with [*] (provided that Sangamo does not [*]). A Party seeking such publication shall provide the other Party the opportunity to review and comment on any proposed publication that relates to the Product at least [*] days prior to its intended submission for publication. The other Party shall provide the Party seeking publication with its comments in writing, if any, within [*] Business Days after receipt of such proposed publication. The Party seeking publication shall consider in good faith any comments thereto provided by the other Party and shall comply with the other Party’s request to remove any and all of such other Party’s Confidential Information from the proposed publication. In addition, the Party seeking publication shall delay the submission for a period up to [*] days in the event that the other Party can demonstrate reasonable need for such delay, including the preparation and filing of a patent application. If the other Party fails to provide its comments to the Party seeking publication within such [*] Business Day period, such other Party shall be deemed to not have any comments, and the Party seeking publication shall be free to publish in accordance with this Section 11.6 (Technical Publication) after the [*] day period has elapsed. The Party seeking publication shall provide the other Party a copy of the manuscript at the time of the submission. Each Party agrees to acknowledge the contributions of the other Party and its employees in all publications as scientifically appropriate. 11.7 Publicity. (a) Initial Joint Press Release. Sangamo and Biogen have agreed on language of a joint press release announcing this Agreement, which, unless otherwise agreed by the Parties, will be issued by the Parties promptly after the Execution Date substantially in the form attached hereto as Schedule 11.7(a) (Press Release). (b) Other Press Releases. Other than the joint press release set forth in Schedule 11.7(a) (Initial Joint Press Release) and disclosures under Section 11.4 (Authorized Disclosures), the Parties agree that any other news release or other public announcement relating to this Agreement or the performance hereunder that would disclose information other than that already in the public domain shall first be reviewed and approved by both Parties (with such approval not to be unreasonably withheld or delayed); provided notwithstanding the foregoing, Sangamo may disclose publicly (including in its securities filings and earnings calls): (i) the achievement of any milestone event and the receipt of any milestone payment, (ii) initiation, completion and key results (including top line data) of any Clinical Trials of any Product, (iii) nomination of any Collaboration Target and (iv) with the prior approval of Biogen (not to be unreasonably withheld, conditioned or delayed), anticipated achievement of any of Development or milestone events under this Agreement; provided that (A) Biogen shall have at least [*] days, except where not permitted under Law, to review and provide edits and comments to any public 78 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential disclosure proposed by Sangamo under this sentence related to any Clinical Trial for any Product and (B) Sangamo shall reasonably incorporate any edits and address any comments provided by Biogen in such proposed public disclosure, including any reasonable request to [*]. (c) Reissue Public Disclosures. The Parties agree that after a press release (including the initial press release) or other public announcement has been reviewed and approved by the other Party under this Section 11.7 (Publicity), the disclosing Party may reissue the public disclosures without having to obtain the other Party’s prior consent and approval so long as the information in such press release or other public announcement remains true, correct and the most current information with respect to the subject matters set forth therein. (d) Use of Names. Subject to Section11.7(a) (Initial Joint Press Release), neither Party shall use the name, trade name, service marks, trademarks, trade, dress or logos of the other Party (or any of its Affiliates) in publicity releases, advertising or any other publication, without the other Party’s prior written consent in each instance; provided that, both Parties may, without the other Party’s approval, use the other Party’s name and corporate logo in presentations, company website and corporate overviews to describe the collaboration relationship, as well as in taglines of press release issued in accordance with Section 11.7 (Publicity). 11.8 Residual Knowledge. The Parties acknowledge the practical difficulty of policing the use of Confidential Information retained in the unaided memory of a Receiving Party or its Affiliates and its and their officers, directors, employees, and agents, and as such each Party agrees that the Receiving Party will not be liable for the use by any of its or its Affiliates’ officers, directors, employees, or agents of specific Confidential Information of the Disclosing Party that is retained in the unaided memory of such officer, director, employee, or agent; provided that: (a) such officer, director, employee, or agent is not aware that such Confidential Information is the confidential information of the Disclosing Party at the time of such use; (b) the foregoing is not intended to grant, and will not be deemed to grant, the Receiving Party, its Affiliates, or its officers, directors, employees, and agents (i) a right to disclose the Disclosing Party’s Confidential Information, or (ii) a license under any Patent Rights, Know-How, or other intellectual property right of the Disclosing Party outside the scope of this Agreement; (c) the Receiving Party has not directed or encouraged any of its officers, directors, employees or agents to intentionally memorize or retain such Confidential Information; and (d) such officer, director, employee or agent has not intentionally memorized or retained such Confidential Information. ARTICLE 12 TERM AND TERMINATION 12.1 Term. Subject to Article 15 (Antitrust), the term of this Agreement shall commence upon the Effective Date and continue in full force and effect, on a Product-by-Product and country-by-country basis, until the expiration of the Royalty Term for such Product in such country, unless earlier terminated as set forth in Section 12.2 (Termination) below (the “Term”). Upon expiration (but not earlier termination) of this Agreement for a particular Product in a particular country, the licenses granted by Sangamo to Biogen under Section 2.1(a)(i) (License 79 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential Grants) for such Product in such country shall continue and shall become exclusive, full paid, royalty free, perpetual and irrevocable. 12.2 Termination. (a) Termination by Biogen for Convenience. Biogen may terminate this Agreement on a Collaboration Target-by-Collaboration Target basis, or in its entirety, at any time after the Effective Date (i) upon [*] days’ prior written notice to Sangamo thereof if Biogen has not [*] for any Product directed to such Collaboration Target for which the Agreement is being terminated or (ii) upon [*] days’ prior written notice to Sangamo thereof if Biogen has [*]for any Product directed to such Collaboration Target. (b) Termination for Material Breach. (i) Breach Notice. If either Party believes that the other is in material breach of this Agreement following the Effective Date, then the non-breaching Party (the “Non- Defaulting Party”) may deliver notice of such breach (“Breach Notice”) to the other Party (the “Defaulting Party”) that identifies the material breach and, if applicable, the actions or conduct that the non-breaching Party considers would be an acceptable cure of such material breach. If the Defaulting Party fails to cure such material breach within the applicable period set forth below, then subject to Section 12.2(b)(ii) (Disputes Regarding Material Breach) below, then the Non- Defaulting Party may terminate this Agreement effective on written notice of termination to the Defaulting Party [*]; provided that, if such material breach [*], then the Non-Defaulting Party may [*]. For all material breaches other than a failure to make a payment as set forth in this Agreement, the allegedly breaching Party shall have [*] days from such Breach Notice to cure such breach. For any material breach arising from a failure to make a payment set forth in this Agreement, the cure period shall be [*]days. Notwithstanding any provision in this Agreement to the contrary, if such material breach (other than a material breach arising from a failure to make a payment) cannot be reasonably cured during the foregoing cure period, but is capable of cure within [*] days, then the Defaulting Party may submit to the Non-Defaulting Party a reasonable cure plan to remedy such material breach that is reasonably acceptable to the Non-Defaulting Party, and upon such submission, the applicable cure period will automatically be extended for so long as the Defaulting Party continues to use commercially reasonable efforts to cure such material breach in accordance with such cure plan, but for no more than [*] days from receipt of such Breach Notice (subject to the dispute resolution procedures set forth in Section 12.2(b)(ii) (Disputes Regarding Material Breach) below). (ii) Disputes Regarding Material Breach. In case the Defaulting Party disputes occurrence of such material breach, then the Defaulting Party shall give written notice of such dispute no later than [*] days after its receipt of the Breach Notice and the issue of whether the Non-Defaulting Party may properly terminate this Agreement on expiration of the applicable cure period will be resolved in accordance with Section 16.5 (Dispute Resolution). If as a result of such dispute resolution process, it is determined that the Defaulting Party committed a material breach of this Agreement and the Defaulting Party does not cure such material breach within (i) [*]days in the case of a failure to make a payment set forth in this Agreement or (ii) [*] 80 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential days in the case of any other material breach, as applicable, after the date of such determination, (the “Additional Cure Period”), then such termination will be effective as of the expiration of the Additional Cure Period. If the Parties dispute whether such material breach was so cured, then the Defaulting Party shall give written notice of such dispute within [*] days after the end of the applicable cure period and such dispute will also be determined in accordance with Section 16.5 (Dispute Resolution). This Agreement will remain in full force and effect during the pendency of any such dispute resolution proceeding and the cure periods set forth in this Section 12.2(b) (Termination for Material Breach), and any Additional Cure Period, in each case, will be tolled during any such dispute resolution proceeding, such proceeding will not suspend any obligations of either Party hereunder, and each Party will use reasonable efforts to mitigate any damage. If as a result of such dispute resolution proceeding it is determined that the Defaulting Party did not commit such material breach (or such material breach was cured in accordance with this 12.2(b) (Termination for Material Breach)), then no termination will be effective, and this Agreement will continue in full force and effect. (c) Termination for Insolvency. To the extent permitted by applicable Law, either Party may terminate this Agreement following the Effective Date upon the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, upon the appointment of a receiver or trustee over all or substantially all property, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party; provided, however, that in the case of any involuntary bankruptcy proceeding such right to terminate will only become effective if the Party consents to the involuntary bankruptcy or such proceeding is not dismissed within [*]days after the filing thereof. (d) Termination for Patent Challenge. If Biogen or any of its Affiliates or Sublicensees Challenges a Licensed Patent Right or any Patent Right within the Sangamo Platform Technology in any country in the Territory following the Effective Date, then Sangamo may, following written notice to Biogen and [*], terminate this Agreement. Notwithstanding any provision to the contrary set forth in this Section 12.2(d) (Termination for Patent Challenge) will not apply to, and Sangamo may not terminate this Agreement with respect to (i) any Challenge that [*]if Biogen [*] and Biogen [*] if [*] or (ii) any[*], whether [*]or [*] or [*]. 12.3 Rights in Bankruptcy. (a) All rights and licenses now or hereafter granted by either Party to the other Party under or pursuant to this Agreement are, for all purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined in the U.S. Bankruptcy Code. Upon the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, upon the appointment of a receiver or trustee over all or substantially all property, or upon an assignment of a substantial portion of the assets for the benefit of creditors by either Party, such Party agrees that the other Party, as licensee of such rights under this Agreement, will retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code. Each Party will, during the Term, create and maintain current copies or, if not amenable to copying, detailed descriptions or other appropriate embodiments, to the extent feasible, of all Intellectual Property licensed by such Party under this Agreement. Each Party acknowledges and agrees that 81 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential “embodiments” of Intellectual Property rights within the meaning of Section 365(n) include laboratory notebooks, cell lines, product samples and inventory, research studies and data, all Regulatory Approvals (and all applications for Regulatory Approval) and rights of reference therein, the Licensed Technology, and all information related to the Licensed Technology. If (A) a case under the U.S. Bankruptcy Code is commenced by or against either Party, (B) this Agreement is rejected as provided in the U.S. Bankruptcy Code and (C) the other Party elects to retain its rights hereunder as provided in Section 365(n) of the U.S. Bankruptcy Code, the Party subject to such case (in any capacity, including debtor-in-possession) and its successors and assigns (including a trustee) will: (i) provide the non-subject Party with all such Intellectual Property (including all embodiments thereof) held by the subject Party and such successors and assigns, or otherwise available to them, immediately upon the non-subject Party’s written request. Whenever the subject Party or any of its successors or assigns provides to the non-subject Party any of the Intellectual Property licensed hereunder (or any embodiment thereof) pursuant to this Section 12.2(c) (Termination for Insolvency), the non-subject Party will have the right to perform the subject Party’s obligations hereunder with respect to such Intellectual Property, but neither such provision nor such performance by the non-subject Party will release the subject Party from liability resulting from rejection of the license or the failure to perform such obligations; and (ii) not interfere with the non-subject Party’s rights under this Agreement, or any agreement supplemental hereto, to such Intellectual Property (including such embodiments), including any right to obtain such Intellectual Property (or such embodiments) from another entity, to the extent provided in Section 365(n) of the U.S. Bankruptcy Code. (b) All rights, powers and remedies of the non-subject Party provided in this Section 12.2(c) (Termination for Insolvency) are in addition to and not in substitution for any other rights, powers, and remedies now or hereafter existing at law or in equity (including the U.S. Bankruptcy Code) in the event of the commencement of a case under the U.S. Bankruptcy Code with respect to the subject Party. The Parties intend the following rights to extend to the maximum extent permitted by applicable Law, and to be enforceable under U.S. Bankruptcy Code Section 365(n): (1) the right of access to any Intellectual Property (and all embodiments thereof) of the subject Party or any Third Party that is licensed or sublicensed to the non-subject Party under this Agreement; and (2) the right to contract directly with any Third Party to complete the contracted work. 12.4 General Effects of Termination. (a) General. Upon termination of this Agreement, all licenses and other rights granted by Sangamo to Biogen under this Agreement shall terminate, all sublicenses granted by Biogen shall also terminate, and all Products with respect to which this Agreement is terminated shall become “Terminated Products,” and any country with respect to which this Agreement is 82 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential terminated will be referred to herein as a “Terminated Region”; provided, however, that if this Agreement is terminated on a Product-by-Product or country-by-country basis, then this Section 12.3 (Effects of Termination) shall only apply to all Products directed to the same Collaboration Target, (and all such Products shall be Terminated Products and such Collaboration Target shall be a Terminated Target and shall cease to be a Collaboration Target) and shall only apply to the Terminated Regions (and if this Agreement is terminated in its entirety, then all Collaboration Targets will become Terminated Targets, all Products will become Terminated Products, and all countries in the Territory will become Terminated Regions). (b) Return of Confidential Information. Except as otherwise provided herein, within [*] days after any termination of this Agreement, the Receiving Party shall destroy or return to the Disclosing Party (at the Disclosing Party’s discretion) all tangible items bearing, containing, or contained in, any of the Confidential Information of the Disclosing Party (other than any Confidential Information required to continue to exercise the Receiving Party’s rights that survive termination of this Agreement for as long as such rights survive termination of this Agreement), provided, however, copies may be retained and stored solely for the purpose of determining its obligations under this Agreement, subject to the non-disclosure and non-use obligation under this Article 11 (Confidentiality; Publication). In addition, the Receiving Party will not be required to return or destroy Confidential Information contained in any computer system back-up records made in the ordinary course of business; provided that such Confidential Information may not be accessed without the Disclosing Party’s prior written consent or as required by applicable Law. If any such material is destroyed, the Receiving Party shall provide the Disclosing Party written certification of such destruction. 12.5 Additional Effects of Certain Terminations. Upon termination of this Agreement in its entirety or with respect to one or more Terminated Products, Terminated Targets or Terminated Regions by Biogen pursuant to [*] or by Sangamo pursuant to [*]: (a) License to Sangamo under Biogen [*] Technology. (i) Upon Sangamo’s request, Biogen shall provide Sangamo with a reasonably detailed description of all Biogen [*] Technology related to each Terminated Product in the Field in the applicable Terminated Region and Biogen shall answer any reasonable questions by Sangamo related thereto. Upon Sangamo’s request, Biogen shall grant and hereby does grant to Sangamo an exclusive, worldwide, royalty-bearing license, with the right to grant sublicenses through multiple tiers, under the Biogen [*] Technology to Exploit the Terminated Products in the Field in the applicable Terminated Regions. (ii) On a Terminated Product-by-Terminated Product basis and Terminated Region-by-Terminated Region basis, Sangamo will pay to Biogen a royalty on Net Sales of such Terminated Product in such Terminated Regions by Sangamo and its Affiliates and Sublicensees at the applicable rate set forth below based on the stage of Development of such Terminated Product as of the effective date of termination; provided that, for any royalties payable on Net Sales of any [*], the royalties payable to Biogen shall be capped at [*] with respect to the applicable Terminated Target. 83 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential Table 12.5(a)(ii) Stage of Development of the applicable Terminated Product as of the Royalty Rate effective date of termination [*] [*] ( one page omitted) (iii) For the purposes of this Section 12.5(a) (License to Sangamo), the definition of “Net Sales” and the terms set forth in Sections 9.4(d) (Royalty Reductions), 9.4(e) (Reports and Payment), 9.7 (Late Payments), 9.8 (Tax) and 9.9 (Financial Records and Audit) shall apply mutatis mutandis to the calculation, payment, recording and auditing of Sangamo’s obligations to make payments under this Section 12.5(a) (License to Sangamo under Biogen [*] Technology) as they apply to Biogen and, solely for such purpose, each reference in each such Section (and any related definitions) to (A) Biogen will be deemed a reference to Sangamo and (B) Sangamo will be deemed to be a reference of Biogen. (iv) The obligation of Sangamo to make any royalty payments with respect to any Terminated Product under this Section 12.5 (License to Sangamo under Biogen [*] Technology) shall terminate on a Terminated Product-by-Terminated Product and country-by- country basis, upon [*]. (b) License to Sangamo under Biogen [*] Technology. (i) Upon Sangamo’s request, Biogen shall grant and hereby does grant to Sangamo an exclusive, worldwide, royalty-bearing license, with the right to grant sublicenses through multiple tiers, under the Biogen[*] Technology to Exploit the Terminated Products in the Field in the applicable Terminated Regions. (ii) [*] termination of this Agreement, [*] to exercise the license granted pursuant to this Section 12.5(b)(ii) (License to Sangamo under Biogen [*] Technology), [*]. [*] within a period of [*] days after the effective date of termination, then [*]. If [*], then [*]. (c) Sell-Off Right. Subject to the payment of all amounts required under Section 9.3 (Milestone Payments) and Section 9.4 (Royalties), Biogen will have the right to sell or otherwise dispose of any inventory of any Terminated Product on hand at the time of such termination or in the process of Manufacturing for a period of [*] months following the effective date of termination; provided that any revenue obtained from such disposal will be treated as Net Sales and the provisions of Article 9 (Financial Provisions) will apply to such Net Sales and, in the event that such sales result in the achievement of a Milestone Event, the Milestone Payment due upon achievement of such Milestone Event will be payable. 84 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential (d) Transition to Sangamo. Subject to Biogen’s sell off right in Section 12.5(c) (Sell-Off Right), within a reasonable period of time following notice of termination with respect to one or more Terminated Products, the Parties shall meet to agree upon a transition plan to effect an orderly and timely transition to Sangamo of all Development, Manufacture and Commercialization activities and responsibilities with respect to such Terminated Products (such plan, a “Transition Plan”), which shall incorporate the following elements (which elements do not require agreement after notice of termination) and such other elements as may be agreed by the Parties and reasonably necessary to effectuate the transition of such activities to Sangamo: (i) Upon Sangamo’s written request, assignment and transfer to Sangamo (or its designee) of all Regulatory Materials [*] the Terminated Products (in the form such Terminated Products exist as of the effective date of termination) in the Territory (including any pending regulatory filings with respect to the Terminated Products). If Biogen is prohibited by applicable Law from assigning or transferring ownership of any of the foregoing items to Sangamo, then Biogen shall grant Sangamo (or its designee) a right of reference or use to such item and shall take other actions reasonably requested by Sangamo to provide Sangamo or its designee access to and the benefit of such Regulatory Materials, including the data contained or referenced therein. Each Party shall take actions reasonably necessary to effect such assignment and transfer or grant of right of reference or use to Sangamo (or its designee), including by making such filings with Regulatory Authorities in the Territory that may be necessary to record such assignment or effect such transfer. (ii) Upon Sangamo’s written request, assignment and transfer to Sangamo (or its designee) of all rights, title and interests in and to all pharmacological, toxicological and clinical test data and results, research data, reports and batch records, safety data and all other data Controlled by Biogen or its Affiliates generated in, and [*], the Development, Manufacture or Commercialization of any Terminated Product (in the form such Terminated Products exist as of the effective date of termination), subject to a retained right by Biogen to use such data to continue prosecution of any Patent Rights conceived by Biogen and its Affiliates in the course of conducting its activities under this Agreement. Such assigned data, results, reports and records shall be deemed the Confidential Information of both Parties. (iii) Biogen shall promptly provide Sangamo with a copy of each agreement between Biogen (or its Affiliates) and a Third Party relating to any Terminated Product or the Development, Manufacture and Commercialization of any Terminated Product, solely to the extent that Biogen has the right to disclose such agreement to Sangamo without violating any confidentiality or other obligations to such Third Party, and upon Sangamo’s request, Biogen shall use reasonable efforts to assign or sublicense, and shall ensure that its Affiliates use reasonable efforts to assign or sublicense, to Sangamo any such agreement that solely relates to Terminated Products, to the extent permitted under the terms thereof. Upon Sangamo’s request, Biogen shall provide reasonable assistance to Sangamo in connection with any such agreement that is not assignable or sublicensable to Sangamo by introducing Sangamo to such Third Party and granting its consent or authorization, to the extent required, for such Third Party to contract directly with Sangamo with respect to the Development, Manufacture or Commercialization, as applicable, of any Terminated Product in the Terminated Region(s). 85 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential (iv) If, at the time of such termination, Biogen (or its Affiliates or Sublicensees) is conducting any Clinical Trials for any Terminated Product, then, at Sangamo’s election on a trial-by-trial and site-by-site basis: (A) Biogen shall cooperate with Sangamo to transfer the conduct of all such Clinical Trials at such sites to Sangamo and Sangamo shall assume any and all liability for such Clinical Trials at such sites after the effective date of such termination; or (B) Biogen shall, at its expense, orderly wind down the conduct of any such Clinical Trial or site which is not assumed by Sangamo under clause (B). (v) On a Terminated Product-by-Terminated Product basis, (A) if the Agreement is terminated with respect to a Terminated Product in all of the Territory after the First Commercial Sale of such Terminated Product, then upon Sangamo’s written request and [*] assignment and transfer to Sangamo (or its designee) of all rights, title and interests in and to all Trademarks that are owned by Biogen (or its Affiliates) and are at such time used to Commercialize such Terminated Product (excluding the corporate name or logos of Biogen and its Affiliates or sublicensees) and (B) if the Agreement is terminated with respect to one or more Terminated Regions but not all of the Territory after the First Commercial Sale of in a Terminated Region, then upon Sangamo’s written request and [*] Biogen shall grant and hereby grants Sangamo an exclusive license under all Trademarks that are owned by Biogen (or its Affiliates) and are at such time used to Commercialize such Terminated Product (excluding the corporate name or logos of Biogen and its Affiliates or sublicensees) for Sangamo and its Affiliates and Sublicensees to Commercialize such Terminated Product in the Terminated Region(s). (vi) Following Biogen’s sell-off period, if applicable, at Sangamo’s request, Biogen shall deliver to Sangamo all or part of Biogen’s or its Affiliate’s inventory of the Terminated Product for the Terminated Region, and Sangamo shall reimburse Biogen for its cost [*] for such delivered inventory. (vii) If Biogen is, itself or through its Affiliate, Manufacturing any Terminated Product at the time of the notice of termination, then Biogen shall, upon Sangamo’s request, supply such Terminated Product to Sangamo at its cost of goods [*] for a reasonable period of time (not to exceed [*] months) until Sangamo establishes an alternative supplier (which alternative supplier Sangamo shall use reasonable efforts to establish) and reasonably assist Sangamo in establishing an alternative supplier for such Terminated Product. 12.6 Survival. Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination. For clarity, termination of this Agreement for any reason shall be without prejudice to Sangamo’s right to receive all payments (including milestone and royalties) accrued prior to the effective date of termination. Without limiting the foregoing, the following provisions shall survive the expiration or termination of this Agreement: [*]. 12.7 Termination Not Sole Remedy; Cumulative Remedies. Termination is not the sole remedy under this Agreement and, whether or not termination is effected and except as expressly set forth in this Agreement, all other remedies shall remain available except as agreed to otherwise herein. Except as expressly set forth herein, no remedy referred to in this Agreement is 86 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law. ARTICLE 13 REPRESENTATIONS AND WARRANTIES 13.1 Mutual Representations and Warranties. Each Party represents and warrants to the other Party as of the Execution Date that: (a) such Party is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized; (b) such Party: (i) has the requisite power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder, and (ii) has taken all requisite action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; (c) this Agreement has been duly executed on behalf of such Party and is a legal, valid and binding obligation on such Party, enforceable against such Party in accordance with its terms; (d) all necessary consents, approvals and authorizations of all Governmental Authorities and other persons or entities required to be obtained by such Party in connection with the execution and delivery of this Agreement have been obtained; and (e) the execution and delivery of this Agreement and the performance of such Party’s obligations hereunder: (i) do not conflict with or violate any requirement of applicable Laws, regulations or orders of Governmental Authorities, (ii) do not conflict with, or constitute a breach or default under, any contractual obligation of such Party, including with respect to Sangamo any Upstream License or the exclusivity restrictions set forth therein and (iii) do not conflict with or result in a breach of any provision of the organizational documents of such Party. 13.2 Additional Representations and Warranties by Sangamo. Sangamo represents and warrants to Biogen as of the Execution Date that: (a) it has the full right, power and authority to grant all of the licenses and rights granted to Biogen under this Agreement; (b) (i) Sangamo does not own any Patent Rights that would otherwise qualify as Licensed Patent Rights but for the fact that it does not Control such Patent Rights, (ii) Sangamo owns or otherwise Controls all Patent Rights listed on Schedule 1.116 (Licensed Patent Rights) and (iii) except as otherwise noted on Schedule 1.116 (Licensed Patent Rights), Sangamo exclusively owns all rights, title and interests in and to such Patent Rights; (c) attached hereto as Schedule 13.2(c) (Sangamo Platform Technology) is a complete and accurate list of all Patent Rights within the Sangamo Platform Technology that 87 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential Sangamo anticipates using to conduct the Research Activities pursuant to initial Research Plans for Tau, SNCA and [*] attached to this Agreement as Schedule 4.2 (Initial Research Plans); (d) Except as set forth in Schedule 13.2(d) (Additional Representations and Warranties by Sangamo), since [*], there is no pending litigation or litigation that has been threatened in a writing delivered to Sangamo, that alleges, or any written communication delivered to Sangamo alleging, that Sangamo’s practice of the Licensed Technology or the [*] has infringed, misappropriated or otherwise violated, or would infringe, misappropriate or otherwise violate, any Intellectual Property of any Third Party in any manner that would be reasonably expected to have any effect on the performance of activities under this Agreement; (e) to Sangamo’s Knowledge and except as disclosed to Biogen before the Execution Date, the composition of matter of the Therapeutic Candidate for Tau or SNCA existing as of the Execution Date does not infringe any issued patent of any Third Party or, if and when issued, any claim within any published patent application of any Third Party; (f) there is no pending action by Third Party that challenges the ownership, scope, duration, validity, enforceability, priority or right to use any Licensed Patent Rights or the Patent Rights included in the [*] (including, by way of example, through the institution of or written threat of institution of interference, inter partes review, reexamination, protest, opposition, nullity, or similar invalidity proceeding before the United States Patent and Trademark Office or any foreign patent authority or court); (g) to Sangamo’s Knowledge, no Third Party is infringing, misappropriating or otherwise violating, or threatening to infringe, misappropriate or otherwise violate, the Licensed Technology or the [*] with respect to Tau, SNCA, [*] or any Reserved Target; (h) all fees required to be paid by Sangamo in any jurisdiction where a Licensed Patent Right has issued in order to maintain such Licensed Patent Right in such jurisdiction have been timely paid and the Licensed Patent Rights that have issued are subsisting and, to Sangamo’s Knowledge, valid and enforceable; (i) Sangamo has not previously assigned, transferred, conveyed or granted any license or other rights under the Licensed Technology that would conflict with or limit the scope of any of the rights or licenses granted to Biogen hereunder; (j) Sangamo’s rights, title and interests to all Licensed Technology are free of any lien or security interest; (k) Since [*], Sangamo has obtained, or caused its Affiliates, as applicable, to obtain, assignments from the inventors of any Licensed Technology and [*], in each case, who were employees of Sangamo or its Affiliates at the time of the invention, of all inventorship rights to such Licensed Technology and [*], and all such assignments are valid and enforceable; 88 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential (l) Since [*], the inventorship of the Licensed Patent Rights is properly identified on each issued patent or patent application in the Licensed Patent Rights for which all inventors were employees of Sangamo or its Affiliates at the time of such invention; (m) except as set forth on Schedule 1.217 (Upstream Licenses), there are no Third Party agreements pursuant to which Sangamo Controls any of the Licensed Technology, and, except for any joint owners set forth on Schedule 1.116 (Licensed Patent Rights), no Third Party has any rights, title or interests in or to, or any license under, any of the Licensed Technology that would conflict with the rights and licenses granted to Biogen hereunder; (n) Sangamo has provided Biogen with a redacted copy of each Upstream License, each Upstream License is in full force and effect, and no written notice of default or termination has been received or given under any Upstream License, and, to Sangamo’s Knowledge, there is no act or omission by Sangamo or its Affiliates that would provide a right to terminate any such agreement; (o) Sangamo and its Affiliates have taken commercially reasonable measures consistent with industry practices to protect the secrecy, confidentiality and value of all Licensed Know-How that constitutes trade secrets under applicable Law (including requiring all employees, consultants, and independent contractors to execute binding and enforceable agreements requiring all such employees, consultants, and independent contractors to maintain the confidentiality of such Licensed Know-How) and, to Sangamo’s Knowledge, such Licensed Know-How has not been used, disclosed to or discovered by any Third Party except pursuant to such confidentiality agreements and there has not been a breach by any party to such confidentiality agreements; (p) Sangamo has the right under the Licensed Technology to grant the licenses to Biogen as purported to be granted pursuant to this Agreement, and it has not granted any license to any Third Party under the Licensed Technology that is inconsistent with the license granted to Biogen hereunder; (q) to Sangamo’s Knowledge, the conduct of the Research Activities by Sangamo under the Research Collaboration as contemplated by the Research Plans attached to this Agreement as Schedule 4.2 (Initial Research Plans), does not infringe any Patent Right or misappropriate any Know-How, in each case, of any Third Party; (r) to Sangamo’s Knowledge, all information disclosed to Biogen by Sangamo under the Confidentiality Agreement relating to the [*], the Licensed Technology and the materials and methods to be employed by Sangamo in the performance by or on behalf of Sangamo of the Research Activities under Research Collaboration and otherwise under this Agreement is, at the time of disclosure, accurate in all material respects; (s) there is no action, claim, demand, suit, proceeding, arbitration, grievance, citation, summons, subpoena, inquiry or investigation of any nature, civil, criminal, regulatory or otherwise, in law or in equity, pending or, to Sangamo’s Knowledge, threatened against Sangamo, or any of its Affiliates or, to Sangamo’s Knowledge, against any Third Party, in each case, relating 89 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential to the Licensed Technology, the [*] or any activities or transactions contemplated by or under this Agreement; (t) except as otherwise stated on Schedule 1.77 (Excluded Targets), each of the Excluded Targets set forth on Schedule 1.77 (Excluded Targets) are subject to one or more Pre- Existing Restrictions as of the Execution Date; (u) neither Sangamo, nor its Affiliates, nor any of their employees, officers, subcontractors, or consultants who have rendered services relating to the [*]: (i) has ever been Debarred or is subject to debarment or convicted of a crime for which an entity or person could be Debarred; or (ii) have ever been under indictment for a crime for which a person or entity could be so Debarred; and (v) Sangamo has not intentionally failed to furnish Biogen with any information requested by Biogen in writing, or intentionally concealed from Biogen any information in its possession, including information relating to the Licensed Technology or [*], in each case, that Sangamo reasonably believes would be material to Biogen’s decision to enter into this Agreement and undertake the commitments and obligations set forth herein. 13.3 Additional Representations and Warranties by Biogen. Biogen represents and warrants to Sangamo as of the Execution Date that it has the full right, power and authority to grant all of the licenses and rights granted to Sangamo under this Agreement. 13.4 Mutual Covenants. (a) No Debarment. In the course of the research, Development, manufacture and Commercialization of the Products, neither Party nor its Affiliates or sublicensees shall use any employee or consultant who has been debarred by any Regulatory Authority, or, to such Party’s or its Affiliates’ knowledge, is the subject of debarment proceedings by a Regulatory Authority. Each Party shall notify the other Party promptly upon becoming aware that any of its or its Affiliates’ or sublicensees’ employees or consultants has been debarred or is the subject of debarment proceedings by any Regulatory Authority. (b) Compliance. Each Party and its Affiliates shall comply in all material respects with all applicable Laws (including all anti-bribery laws) in the research, Development, manufacture and Commercialization of the Products and performance of its obligations under this Agreement. 13.5 Covenants of Sangamo. Sangamo hereby covenants to Biogen as follows: (a) Sangamo will not assign, transfer, convey or grant any license or other rights to its rights, title and interests in or to the Licensed Technology (or agree to do any of the foregoing) in any way that would conflict with any of the rights or licenses granted to Biogen hereunder; 90 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential (b) Sangamo will not, and will cause its Affiliates not to incur or permit to exist, with respect to any Licensed Technology, any lien, encumbrance, charge, security interest, mortgage, liability, or other restriction (including in connection with any indebtedness) that would conflict with any of the rights or licenses granted to Biogen hereunder; (c) Sangamo will, and will ensure that its Affiliates and Subcontractors obtain written agreements from any and all Persons involved in or performing any Research Activities by or on behalf of Sangamo that assign, to the extent legally permissible, (or exclusively license, with a right to grant sublicenses) such Persons’ rights, title and interests in and to any Inventions or other Intellectual Property developed or invented in the performance of such activities that specifically relate to the Products or their use, manufacture or sale to Sangamo prior to any such person performing such activities; (d) Sangamo will not prematurely terminate and not breach any Upstream Licenses in a manner that would give rise to the right of an Upstream Licensor to terminate such Upstream License; (e) Sangamo will promptly notify Biogen of any breach by Sangamo or a Third Party of any Upstream License, and in the event of a breach by Sangamo and failure by Sangamo to cure such breach in a timely manner, will permit Biogen to cure such breach on Sangamo’s behalf upon Biogen’s reasonable written request; (f) Sangamo will not amend, modify or terminate any Upstream License in a manner that would adversely affect Biogen’s rights hereunder (other than in a de minimis manner) without first obtaining Biogen’s written consent, which consent may be withheld in Biogen’s sole discretion; and (g) Sangamo will not, and will, to the extent it legally can, so cause its Affiliates not to, directly or indirectly, sue, assert any claim or counterclaim against, or otherwise participate in any action or proceeding against Biogen or its Affiliates or their respective Sublicensees in any action that claims or otherwise asserts that Biogen or its Affiliates or their respective Sublicensees is or are liable for infringing any Patent Rights [*] as a result of Biogen’s Exploitation (expressly excluding [*]) of the Therapeutic Candidates or Products strictly in accordance with, and not in violation of, any applicable terms and conditions of this Agreement. Biogen and each of its Affiliates that is not party to this Agreement is a third party beneficiary of this Section 13.5(g). If Sangamo or any of its Affiliates [*], then Sangamo or such Affiliate, as applicable, will [*] the same covenant to the same extent as made by Sangamo and its Affiliates in this Section 13.5(g). If Sangamo [*] and [*], then Sangamo or such Affiliate, as applicable, will [*] the same covenant to the same extent as made by Sangamo and its Affiliates in this Section 13.5(g). 13.6 Covenants of Biogen. Biogen hereby covenants to Sangamo as follows: (a) Biogen will, and will ensure that its Affiliates and Subcontractors obtain written agreements from any and all Persons involved in or performing any activities under this Agreement by or on behalf of Biogen that assign, to the extent legally permissible, (or exclusively license, with a right to grant sublicenses) such Persons’ rights, title and interests in and to any 91 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential Inventions or other Intellectual Property developed or invented in the performance of such activities that specifically relate to the Products or their use, manufacture or sale to Biogen prior to any such person performing such activities; (b) Biogen will not assign, transfer, convey or grant any license or other rights to its rights, title and interests in or to the [*] in any way that would conflict with any of the rights or licenses granted to Sangamo hereunder; and (c) Biogen will not, and will cause its Affiliates not to incur or permit to exist, with respect to any [*], any lien, encumbrance, charge, security interest, mortgage, liability, or other restriction (including in connection with any indebtedness) that would conflict with any of the rights or licenses granted to Sangamo hereunder. Notwithstanding any provision to the contrary set forth in this Agreement, [*] any covenant set forth in Section 13.6(b) or Section 13.6(c) above [*]. 13.7 No Other Warranties. EXCEPT AS EXPRESSLY STATED IN THIS ARTICLE 13 (Representations and Warranties), (A) NO REPRESENTATION, CONDITION OR WARRANTY WHATSOEVER IS MADE OR GIVEN BY OR ON BEHALF OF BIOGEN OR SANGAMO; AND (B) ALL OTHER CONDITIONS AND WARRANTIES WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE ARE HEREBY EXPRESSLY EXCLUDED, INCLUDING ANY CONDITIONS AND WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON- INFRINGEMENT. Both Parties understand that the Products are the subject of ongoing research and development and that neither Party can assure the safety, effectiveness, Regulatory Approval, Pricing Approval or commercial success of any Product. ARTICLE 14 INDEMNIFICATION; LIABILITY; INSURANCE 14.1 Indemnification by Sangamo. Sangamo shall indemnify, defend and hold harmless Biogen and its Affiliates, and each of their respective directors, officers, employees and agents (collectively “Biogen Indemnitees”), from and against all losses, liabilities, damages and expenses, including reasonable attorneys’ fees and costs (collectively, “Liabilities”), to the extent resulting from any claims, demands, actions or other proceedings by any Third Party arising out of: (a) the conduct of the Research Activities by or on behalf of Sangamo (including by an Affiliate or Subcontractor of Sangamo), except to the extent [*] pursuant to [*]; (b) the breach of any representation, warranty or covenant under this Agreement by or on behalf of Sangamo or any of its Affiliates; (c) any claims of any nature arising out of the Exploitation of any Therapeutic Candidate or Product or practice of the Licensed Technology by or on behalf of Sangamo or its Affiliates or Sublicensees, in each case, prior to the Effective Date or after the effective date of 92 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential termination of this Agreement; or the gross negligence, recklessness or wrongful intentional acts or omissions of any Sangamo Indemnitees in the course of performing activities under this Agreement; except, in each case, to the extent such claims fall within the scope of Biogen’s indemnification obligations under Section 14.2 (Indemnification by Biogen). 14.2 Indemnification by Biogen. Biogen shall indemnify, defend and hold harmless Sangamo and its Affiliates, Upstream Licensors and each of their respective directors, officers, employees and agents (collectively “Sangamo Indemnitees”), from and against all Liabilities to the extent resulting from any claims, demands, actions or other proceedings by any Third Party arising out of: (a) the conduct of the Research Activities by or on behalf of Biogen (including by an Affiliate or Subcontractor of Biogen) or the conduct of the Research Activities by or on behalf of Sangamo (including by an Affiliate or Subcontractor), to the extent[*] pursuant to [*]; (b) the breach of any representation, warranty or covenant under this Agreement by or on behalf of Biogen or any of its Affiliates; (c) the gross negligence, recklessness or wrongful intentional acts or omissions of any Biogen Indemnitees in the course of performing activities under this Agreement; or (d) the Exploitation of any Product by or on behalf of Biogen or its Affiliates or Sublicensees; except, in each case, to the extent such claims fall within the scope of Sangamo’s indemnification obligations under Section 14.1 (Indemnification by Sangamo). 14.3 Indemnification Procedure. (a) Notice. If either Party is seeking indemnification under Section 14.1 (Indemnification by Sangamo) or 14.2 (Indemnification by Biogen) (the “Indemnified Party”), it shall promptly inform the other Party (the “Indemnifying Party”) of the claim giving rise to the obligation to indemnify pursuant to such Section as soon as reasonably practicable after receiving notice of the claim, provided, however, that no delay on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then only to the extent that) the Indemnifying Party is prejudiced thereby. (b) Control. The Indemnifying Party shall have the right, exercisable by notice to the Indemnified Party within ten (10) Business Days after receipt of notice from the Indemnified Party of the commencement of or assertion of any Third Party claim, to assume the direction and control of the defense, litigation, settlement, appeal or other disposition of any such claim for which it is obligated to indemnify the Indemnified Party (including the right to settle the claim solely for monetary consideration) with counsel selected by the Indemnifying Party and reasonably acceptable to the Indemnified Party. During such time as the Indemnifying Party is controlling 93 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential the defense of such Third Party claim, the Indemnified Party shall cooperate with the Indemnifying Party, and shall cause its Affiliates and agents to cooperate upon request of the Indemnifying Party, in the defense or prosecution of the claim, including by furnishing such records, information and testimony and attending such conferences, discovery proceedings, hearings, trials or appeals as may reasonably be requested by the Indemnifying Party. In the event that the Indemnifying Party does not notify the Indemnified Party of the Indemnifying Party’s intent to defend any Third Party claim within ten (10) Business Days after notice thereof, the Indemnified Party may (without further notice to the Indemnifying Party) undertake the defense thereof with counsel of its choice and at the Indemnifying Party’s expense (including reasonable, out-of-pocket attorneys’ fees and costs and expenses of enforcement or defense). The Indemnifying Party or the Indemnified Party, as the case may be, shall have the right to participate (including the right to conduct discovery, interview and examine witnesses and participate in all settlement conferences), but not control, at its own expense and with counsel of its choice, in the defense of any claim that has been assumed by the other Party. (c) Settlement. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party, enter into any compromise or settlement that commits the Indemnified Party to take, or to forbear to take, any action. Neither the Indemnifying Party nor the Indemnified Party shall make any admission of liability in respect of any claim without the prior written consent of the other party. 14.4 Mitigation of Loss. Each Indemnified Party shall take and shall procure that its Affiliates take all such reasonable steps and action as are reasonably necessary or as the Indemnifying Party may reasonably require in order to mitigate any claims (or potential losses or damages) under this Article 14 (Indemnification; Liability; Insurance). Nothing in this Agreement shall or shall be deemed to relieve any Party of any common law or other duty to mitigate any losses incurred by it. 14.5 Limitation of Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL (INCLUDING ANY CLAIMS FOR LOST PROFITS OR REVENUES), INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 14.5 (LIMITATION OF LIABILITY) IS INTENDED TO OR SHALL LIMIT OR RESTRICT (A) THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 14.1 (INDEMNIFICATION BY SANGAMO) OR 14.2 (INDEMNIFICATION BY BIOGEN), (B) ANY DAMAGES AVAILABLE FOR A PARTY’S BREACH OF ARTICLE 11 (CONFIDENTIALITY; PUBLICATION), SECTION 13.2(b)(ii), SECTION 13.2(b)(iii) OR SECTION 2.5 (EXCLUSIVITY). THE PARTIES ACKNOWLEDGE AND AGREE THAT DAMAGES AVAILABLE FOR PAYMENT BREACHES UNDER THE AGREEMENT ARE DIRECT DAMAGES AND SHALL NOT BE CLASSIFIED AS LOST PROFITS OR REVENUES FOR PURPOSES OF THIS SECTION 14.5 (LIMITATION OF LIABIITY). 94 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential 14.6 Knowledge and Investigation. Neither Party may make any claim for a breach of any representation or warranty after the Execution Date if such Party had knowledge of such breach as of the Execution Date. 14.7 Insurance. Each Party shall procure and maintain, during the Term, commercial general liability insurance, including product liability insurance, with minimum “A-” Best rated insurance carriers to cover its indemnification obligations under Section 14.1 (Indemnification by Sangamo) or Section 14.2 (Indemnification by Biogen), as applicable, in each case with limits of not less than [*] per occurrence and in the aggregate. Each Party shall provide the other Party with evidence of such insurance by furnishing a certificate of insurance upon request. It is understood that such insurance shall not be construed to create a limit of either Party’s liability, including with respect to its indemnification obligations under this Article 14 (Indemnification; Liability; Insurance). Notwithstanding the foregoing, Biogen may self-insure to the extent that it self-insures for its other activities. ARTICLE 15 ANTITRUST 15.1 Effective Date. Except for Section 2.5 (Exclusivity), Article 11 (Confidentiality; Publication) and this Article 15 (Antitrust), which will each become effective as of the Execution Date, this Agreement will become effective on the date (the “Effective Date”) that is the later of the date of the Closing (as such term is defined in the Stock Purchase Agreement) and the date on which: (a) the Parties shall have complied with all applicable requirements of all Antitrust Laws, including the HSR Act; (b) the waiting period under the HSR Act shall have expired or earlier been terminated; (c) no judicial or administrative proceeding opposing consummation of all or any part of this Agreement shall be pending; (d) no Law, order or injunction (whether temporary, preliminary or permanent) prohibiting consummation of the transactions contemplated by this Agreement or any material portion hereof shall be in effect; (e) no investigation brought by a Governmental Authority is pending that would reasonably be expected to lead to any of the foregoing in clauses (c) or (d) hereof that would be material in the context of the transactions contemplated by this Agreement; and (f) no requirements or conditions shall have been formally requested or imposed by the Federal Trade Commission and the Department of Justice in connection therewith that are not reasonably and mutually satisfactory to the Parties (each of (a)- (f), collectively, the “HSR Conditions,” such date on which all of the HSR Conditions have been met, the “Antitrust Clearance Date”), unless either Party exercises its termination right under Section 15.3 (Outside Date) at any time prior to the Antitrust Clearance Date. 15.2 HSR Filing. The Parties shall each as promptly as practicable after the Execution Date of this Agreement, file or cause to be filed with the U.S. Federal Trade Commission and the U.S. Department of Justice any notifications required to be filed under the Hart-Scott-Rodino Act of 1976, as amended, along with the rules and regulations promulgated thereunder (the “HSR Act”); provided that the Parties shall each file the notifications required to be filed under the HSR Act (the “Required Filings”) no later than ten (10) Business Days after the Execution Date of this Agreement. Each Party shall be responsible for its own costs in connection with such filing, except that Biogen shall be solely responsible for the applicable filing fees. The Parties shall use 95 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential reasonable efforts to respond promptly to any requests for additional information made by either of such agencies, and to cause the waiting periods under the HSR Act to terminate or expire at the earliest possible date after the date of filing. Each Party shall provide the other Party with any information, data or assistance requested for use in written or oral communications with the U.S. Federal Trade Commission, the U.S. Department of Justice or any other applicable Governmental Authority with respect to the Antitrust Laws, and such receiving Party shall be free to provide any such information, data or assistance to its external counsel where necessary. 15.3 Outside Date. This Agreement will terminate (a) at the election of either Party, immediately upon written notice to the other Party, if the U.S. Federal Trade Commission or the U.S. Department of Justice seeks a permanent injunction under applicable antitrust and non- competition laws against Biogen or Sangamo to enjoin the transactions contemplated by this Agreement and the Stock Purchase Agreement; or (b) at the election of Biogen, immediately upon written notice to Sangamo, in the event that the Antitrust Clearance Date will not have occurred on or prior to [*] days after the effective date of the Required Filing, and in such case, the Parties have not agreed in writing to extend the Antitrust Clearance Date; provided, however, that Biogen may elect in its sole discretion to extend such v day period for an additional [*] days if at the end of such initial [*] day period, (i) either Party is subject to a pending action, proceeding or investigation brought by a Governmental Authority related to the Antitrust Laws or any of the Required Filings, or (ii) either Party is engaged in any discussions with or has received any inquiries or requests for additional information from the U.S. Federal Trade Commission, the U.S. Department of Justice or any other applicable Governmental Authority with respect to the Antitrust Laws or any of the Required Filings. In the event of such termination, this Agreement will be of no further force and effect. ARTICLE 16 GENERAL PROVISIONS 16.1 Force Majeure. Neither Party shall be held liable to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in performing any obligation under this Agreement to the extent such failure or delay is caused by or results from causes beyond the reasonable control and not caused by the negligence, intentional conduct or misconduct of the affected Party, including embargoes, war, acts of war (whether war be declared or not), acts of terrorism, insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, fire, floods, earthquakes or other acts of God, or acts, generally applicable action or inaction by any governmental authority (but excluding any government action or inaction that is specific to such Party, its Affiliates or sublicensees, such as revocation or non-renewal of such Party’s license to conduct business), and occurring without its fault or negligence. The affected Party shall notify the other Party in writing of such force majeure circumstances as soon as reasonably practical, and shall promptly undertake and continue diligently all reasonable efforts necessary to cure such force majeure circumstances or to perform its obligations in spite of the ongoing circumstances. 16.2 Assignment. This Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by either Party without the prior 96 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential written consent of the other Party. Notwithstanding the foregoing, (a) either Party may, without consent of the other Party, assign this Agreement and its rights and obligations hereunder in whole or in part to an Affiliate of such Party, or in whole to its successor in interest in connection with the sale of all or substantially all of its stock or its assets, or in connection with a merger, acquisition or similar transaction and (b) Sangamo may, without consent of Biogen, assign to any Third Party Sangamo’s right to receive any payment from Biogen under this Agreement; provided that, prior to any assignment by Sangamo of its right to receive any payment from Biogen under this Agreement, Sangamo shall provide Biogen with written notice of its intent to do so at least sixty (60) days in advance and Sangamo shall consider in good faith any reasonable proposal provided by Biogen related to receiving assignment of such rights. Each Party shall promptly notify the other Party of any assignment or transfer under the provisions of this Section 16.2 (Assignment). Any attempted assignment not in accordance with the foregoing shall be null and void and of no legal effect. Any permitted assignee shall assume all assigned obligations of its assignor under this Agreement. The terms and conditions of this Agreement shall be binding upon, and shall inure to the benefit of, the Parties and their respected successors and permitted assigns. 16.3 Severability. If any one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affects the substantive rights of the Parties. The Parties shall in such an instance use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) that, insofar as practical, implement the purposes of this Agreement. 16.4 Notices. All notices that are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows (with a courtesy copy sent by email, which will not constitute notice): If to Sangamo: Sangamo Therapeutics, Inc. 7000 Marina Blvd Brisbane, CA 94005 Attn: Chief Executive Officer Email: smacrae@sangamo.com with a copy to: Sangamo Therapeutics, Inc. 7000 Marina Blvd Brisbane, CA 94005 Attn: General Counsel Email: legal@sangamo.com and 97 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential Cooley LLP 3175 Hanover Street Palo Alto, CA 94304 Attn: Marya Postner, Ph.D. Email: mpostner@cooley.com If to Biogen: Biogen MA, Inc. 225 Binney Street Cambridge, MA 02142 Attention: Chief Legal Officer E-mail: legaldepartment@biogen.com with a copy to: Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199-3600 Attention: Mark W. Bellomy, Esq. Email: mark.bellomy@ropesgray.com or to such other address(es) as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such notice shall be deemed to have been given: (a) when delivered if personally delivered on a Business Day (or if delivered or sent on a non-Business Day, then on the next Business Day); (b) on the Business Day after dispatch if sent by nationally-recognized overnight courier; or (c) on the fifth (5th) Business Day following the date of mailing, if sent by mail. 16.5 Injunctive Relief. Notwithstanding any provision to the contrary set forth in this Agreement, in the event of an actual or threatened breach or other default or non-performance hereunder, the aggrieved Party may seek equitable relief (including restraining orders, specific performance or other injunctive relief) in any court or other forum, without first submitting to the dispute resolution procedures set forth in Section 16.6 (Dispute Resolution). 16.6 Dispute Resolution. The Parties recognize that disputes as to certain matters may from time to time arise that relate to either Party’s rights or obligations hereunder, including the interpretation, alleged breach, enforcement, termination or validity of this Agreement (a “Dispute”), but expressly excluding (i) matters within the JSC’s authority, which shall be resolved in accordance with Section 3.6 (Decision-Making) and (ii) matters relating to the [*], which shall be resolved by baseball arbitration in accordance with [*]. It is the objective of the Parties to establish procedures to facilitate the resolution of such Disputes arising under this Agreement in an expedient manner by mutual cooperation. To accomplish this objective, the Parties agree that if a Dispute arises under this Agreement, and the Parties are unable to resolve such Dispute within [*] days after such Dispute is first identified by either Party in writing to the other, then the Parties 98 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential shall refer such Dispute to the Executive Officers of the Parties for attempted resolution by good faith negotiations within [*] days after such notice is received. If the Executive Officers are not able to resolve such Dispute within [*] days, then [*], consistent with [*]. 16.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the [*] without reference to any rules of conflict of laws; provided that the United Nations Convention on Contracts for International Sale of Goods shall not apply. 16.8 Jurisdiction; Venue. Each Party irrevocably submits to the exclusive jurisdiction of (a) the [*] of the [*], and (b) the United States District Court for the [*], for the purposes of any suit, action, or other proceeding arising out of this Agreement or out of any transaction contemplated hereby. Each Party agrees to commence any such action, suit, or proceeding either in the United States District Court for the [*] or if such suit, action, or other proceeding may not be brought in such court for jurisdictional reasons, in the [*] of the [*]. Notwithstanding the foregoing, if neither the [*] of the [*] nor the United States District Court for the [*], as applicable, have subject matter jurisdiction of such action, suit or proceeding, then such action, suit or proceeding may be brought in any court of competent jurisdiction. Each Party irrevocably and unconditionally waives any objection to the laying of venue of any action, suit, or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the [*] of the [*] or (ii) the United States District Court for the [*], and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit, or proceeding brought in any such court has been brought in an inconvenient forum. Each Party irrevocable consents to service of process in the manner provided under Section 16.4 (Notices) or by first class certified mail, return receipt requested, postage prepaid. THE PARTIES EXPRESSLY, IRREVOCABLY, AND UNCONDITIONALLY WAIVE AND FOREGO ANY RIGHT TO TRIAL BY JURY. 16.9 Export Control. This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States of America or other countries which may be imposed upon or related to Sangamo or Biogen from time to time, and both Parties agrees to comply with all such export control laws. 16.10 Performance by Affiliates. Each Party recognizes that the other Party may perform some or all of its obligations under this Agreement through Affiliates to the extent permitted under this Agreement; provided, however, that such other Party will remain responsible for the performance by its Affiliates as if such obligations were performed by such other Party. BIMA and BIG shall be jointly and severally liable for the performance of Biogen’s obligations under this Agreement. 16.11 Entire Agreement; Amendments. This Agreement, together with the Schedules hereto, contains the entire understanding of the Parties with respect to the subject matter hereof. Any other express or implied agreements and understandings, negotiations, writings and commitments, either oral or written, with respect to the subject matter hereof (including prior drafts of this Agreement or the schedules hereto) are superseded by the terms of this Agreement. The Schedules to this Agreement are incorporated herein by reference and shall be deemed a part of 99 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by authorized representative(s) of both Parties hereto. The Parties agree that the Mutual Confidentiality Agreement between the Parties dated as of [*], as amended by the First Amendment to the Mutual Confidentiality Agreement, dated [*] (collectively, the “Confidentiality Agreement”) is hereby terminated, but each Party’s information that was the subject of confidentiality obligations under such Confidentiality Agreement shall been deemed to be Confidential Information of such Party under this Agreement. 16.12 Headings. The captions to the several Articles, Sections (and subsections) and Schedules hereof are not a part of this Agreement, but are merely for convenience to assist in locating and reading the several Articles, Sections and Schedules hereof. 16.13 Independent Contractors. It is expressly agreed that Sangamo and Biogen shall be independent contractors and that the relationship between the Parties (including BIG and BIMA) shall not constitute a partnership, joint venture or agency. Neither Sangamo nor Biogen shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other Party, without the prior written consent of the other Party. The Parties (and any successor, assignee, transferee or Affiliate of a Party) shall not treat or report the relationship between the Parties arising under this Agreement as a partnership for United States tax purposes, unless required by law. 16.14 Waiver. No provision of this Agreement shall be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party. The waiver by either Party hereto of any right hereunder, or of any failure of the other Party to perform, or of any breach by the other Party, shall not be deemed a waiver of any other right hereunder or of any other breach by or failure of such other Party whether of a similar nature or otherwise. 16.15 Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement shall be construed against the drafting Party shall not apply. 16.16 Business Day Requirements. In the event that any notice or other action or omission is required to be taken by a Party under this Agreement on a day that is not a Business Day then such notice or other action or omission shall be deemed to be required to be taken on the next occurring Business Day. 16.17 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as necessary or appropriate in order to carry out the purposes and intent of this Agreement, including the filing of additional assignments, agreements, documents and instruments, as the other Party may at any time and from time to time reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes of, or to better assure and confirm unto such other Party its rights and remedies under, this Agreement. 100 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential 16.18 Counterparts. This Agreement may be executed in two or more counterparts each of which taken together shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail, including Adobe™ Portable Document Format (PDF) or any electronic signature complying with the U.S. Federal ESIGN Act of 2000, and any counterpart so delivered will be deemed to be original signatures, will be valid and binding upon the Parties, and, upon delivery, will constitute due execution of this Agreement. <SIGNATURE PAGE FOLLOWS> 101 [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential IN WITNESS WHEREOF, the Parties intending to be bound have caused this Collaboration and License Agreement to be executed by their duly authorized representatives as of the Execution Date. Sangamo Therapeutics, Inc. Biogen MA, Inc. By: /s/ Alexander Macrae By: /s/ Michael Vounatsos Name: Dr. Sandy Macrae Name: Michel Vounatsos Title: President and CEO Title: CEO Biogen International GmbH By: /s/ Johanna Friedl-Naderer Name: Johanna Friedl-Naderer Title: President Europe and Canada [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 1.77 Excluded Targets [*] Gene ID Name (GenBank) Full Gene Name Alias [*] [*] [*] [*] (three rows omitted) • [*] [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Confidential Schedule 1.116 Licensed Patent Rights Ref. Assignee(s) Country Status Title Application No. Filing Publication No. Patent No. No. Date [*] [*] [*] [*] [*] [*] [*] [*] [*] [*] (11 pages omitted) Error! Unknown document property name.

Schedule 1.165 Reserved Targets [*] [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 1.217 Upstream Licenses 1) [*] 2) [*] [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 2.4 Upstream License Provisions Applicable to Biogen [*] [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.Error! Unknown document property name.

Schedule 4.2 Initial Research Plans [ ] [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 4.7(e) Data Package [*] [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 5.3(c) Form of AAV Vector Report [*] [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 7.2(d) Approved CMOs 1. [*] 2. [*] [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 7.8 [*]. [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[*] [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 11.6(a) Academic Research Agreements 1. [*] [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 11.7(a) Press Release [*] [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule [*] Baseball Arbitration 1. Any arbitration proceedings conducted under this Schedule [*] shall be conducted through expedited “baseball arbitration” conducted by a single, independent arbitrator with at least five (5) years expertise in the negotiation of biotechnology and pharmaceutical license agreements. 2. If the Parties do not agree on such a single arbitrator within [*] days after request by a Party for arbitration, then each Party shall select, within the ensuing [*] days, a representative who meets the foregoing arbitrator criteria, and the two (2) representatives shall select, within [*] days after the selection of the second representative, an arbitrator who meets the foregoing criteria. 3. Within [*] days after the arbitrator’s selection, each Party will deliver to both the arbitrator and the other Party a detailed written proposal setting forth its proposed [*] (the “Proposed Terms” of such Party). The Parties will also provide the arbitrator a copy of this Agreement, as may be amended at such time. 4. Neither Party may have any other communications (either written or oral) with the arbitrator other than for the sole purpose of engaging the arbitrator or as expressly permitted in this Schedule [*]. 5. Within [*] days after the arbitrator’s appointment, the arbitrator will select one of the two Proposed Terms (without modification) provided by the Parties that he or she believes is most consistent with the intention underlying and agreed principles set forth in this Agreement and most accurately reflects industry norms for a transaction of this type. The decision of the arbitrator shall be final, binding and unappealable. 6. For clarity, the arbitrator must select one of the two sets of Proposed Terms [*] and may not combine elements of both Proposed Terms or take any other action. 7. Each Party shall bear its own attorneys’ fees, costs and disbursements arising out of the arbitration, and shall pay an equal share of the fees and costs of the arbitrator. [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 13.2(c) Sangamo Platform Technology Ref Assignee(s) Country Status Title Application No. Publication No. Filing Date Patent No. No. Code [*] [*] [*] [*] Issued [*] [*] [*] [*] [*] (22 pages omitted) [*] [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 13.2(d) Additional Representations and Warranties by Sangamo [*] [*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.